                                                       1933 ACT FILE NO. 2-82544
                                                      1940 ACT FILE NO. 811-3691

                   SECURITIES & EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM N-1A

      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   |X|

                    Pre-Effective Amendment No.                 |_|

                  Post-Effective Amendment No. 30               |X|

                                and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT   |X|
                                OF 1940

                         Amendment No. 31                       |X|

                 LORD ABBETT MID-CAP VALUE FUND, INC.
           Exact Name of Registrant as Specified in Charter

                           90 Hudson Street
                  Jersey City, New Jersey 07302-3973
                 Address of Principal Executive Office

             Registrant's Telephone Number (800) 201-6984

      Christina T. Simmons, Vice President & Assistant Secretary
                           90 Hudson Street
                  Jersey City, New Jersey 07302-3973
                (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

|_|  immediately on filing pursuant to paragraph (b)

|X|  on May 1, 2006 pursuant to paragraph (b)

|_|  60 days after filing pursuant to paragraph (a) (1)

|_|  on (date) pursuant to paragraph (a) (1)

|_|  75 days after filing pursuant to paragraph (a) (2)

|_|  on (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a Previously filed post-effective amendment

[LORD ABBETT LOGO]

LORD ABBETT
  MID-CAP VALUE FUND


                                                          MAY 1,
                                                           2006


                                                        PROSPECTUS

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


                                                                         PAGE
                  THE FUND

    What you should     Goal                                               2
know about the Fund
                        Principal Strategy                                 2

                        Main Risks                                         3

                        Performance                                        4

                        Fees and Expenses                                  6

                        Additional Investment Information                  8

                        Management                                        12

                 YOUR INVESTMENT

    Information for     Purchases                                         14
           managing
          your Fund     Sales Compensation                                30
            account
                        Opening Your Account                              36

                        Redemptions                                       38

                        Distributions and Taxes                           39

                        Services for Fund Investors                       41

            FINANCIAL INFORMATION

                        Financial Highlights                              43

           ADDITIONAL INFORMATION

  How to learn more     Back Cover
 about the Fund and
  other Lord Abbett
              Funds

                                    THE FUND

GOAL

     The Fund seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

PRINCIPAL STRATEGY


     To pursue this goal, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of mid-sized companies. The Fund will provide shareholders with at least 60 days' notice of any change in this policy. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Midcap(R) Index, a widely-used benchmark for mid-cap stock performance. As of July 1, 2005, the market capitalization range of the Russell Midcap(R) Index was $890 million to $14.6 billion. This range varies daily. Equity securities in which the Fund may invest include common stocks, convertible bonds, convertible preferred stocks, warrants and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.


     In selecting investments, the Fund, using a value approach, tries to identify stocks of companies that have the potential for significant market appreciation, due to growing recognition of improvement in their financial results, or increasing anticipation of such improvement. In trying to identify those companies, we look for such factors as:

     -  changes in economic and financial environment

     -  new or improved products or services

     -  new or rapidly expanding markets

     -  changes in management or structure of the company

     -  price increases for the company's products or services

     - improved efficiencies resulting from new technologies or changes in distribution

[SIDENOTE]

================================================================================
WE OR THE FUND OR MID-CAP VALUE FUND refers to Lord Abbett Mid-Cap Value Fund, Inc.

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

     - changes in government regulations, political climate or competitive conditions

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with VALUE STOCKS and mid-sized company stocks. This means the value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. The stocks of mid-sized companies may perform differently than the market as a whole and other types of stocks, such as large-company stocks and growth stocks. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

     Investments in mid-sized company stocks generally involve greater risks than investments in large-company stocks. Mid-sized companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. These factors may make them more susceptible to setbacks or economic downturns. Mid-sized company stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. In addition, there may be less liquidity in mid-sized company stocks, subjecting them to greater price fluctuations than larger company stocks.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

[SIDENOTE]

     VALUE STOCKS are stocks of companies that we believe the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.

                                                       -------------------------
                               MID-CAP VALUE FUND      Symbols:  Class A - LAVLX
                                                                 Class B - LMCBX
                                                                 Class C - LMCCX
                                                                 Class P - LMCPX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. Performance for the Fund's other share classes will vary due to the different expenses each class bears.

[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) - CLASS A SHARES
--------------------------------------------------------------------------------

96     +21.2%
97     +31.5%
98      -0.5%
99      +4.2%
00     +53.3%
01      +8.0%
02      -9.8%
03     +24.9%
04     +24.1%
05      +8.2%

BEST QUARTER 2nd Q'99           +17.6%
WORST QUARTER 3rd Q'98          -17.3%

================================================================================

     The table below shows how the average annual total returns of the Fund's Class A, B, C, and P shares compare to those of two broad-based securities market indices. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

     The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for

                                                              MID-CAP VALUE FUND

     Class B, Class C, and Class P shares are not shown in the table and will vary from those shown for Class A shares.

================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005

--------------------------------------------------------------------------------


                                                                      LIFE OF
SHARE CLASS                     1 YEAR        5 YEARS     10 YEARS    FUND(1)
Class A Shares
  Return Before Taxes            1.95%          9.03%      14.61%         --

  Return After Taxes
    on Distributions             0.43%          8.09%      11.63%         --

  Return After Taxes
    on Distributions and
    Sale of Fund Shares          2.73%          7.49%      10.99%         --

Class B Shares                   3.50%          9.49%         --       14.15%

Class C Shares                   7.41%          9.63%         --       14.15%

Class P Shares                   8.07%         10.24%         --       10.72%

S&P MidCap 400/
Citigroup Value Index(2)(5)     11.48%         12.35%      14.67%      14.40%(3)
  (reflects no deduction for                                           12.65%(4)
  fees, expenses, or taxes)

Russell Midcap(R)
Value Index(2)                  12.65%         12.21%      13.65%      12.93%(3)
  (reflects no deduction for                                           11.05%(4)
  fees, expenses, or taxes)



(1) The date of inception for each class is: Class B and Class C - 5/1/97; and Class P - 11/24/97.


(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance.


(3) Represents total returns for the period 5/1/97 to 12/31/05, to correspond with Class B and Class C periods shown.

(4) Represents total returns for the period 11/24/97 to 12/31/05, to correspond with Class P period shown.

(5) S&P MidCap 400/Citigroup Value Index was formerly named S&P MidCap 400/Barra Value Index, which recently experienced some adjustments in the methodology used for performance reporting purposes.


[SIDENOTE]


The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes and Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

                                                              MID-CAP VALUE FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                               CLASS A     CLASS B(1)    CLASS C      CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)

Maximum Sales
Charge on Purchases
 (as a % of offering price)                    5.75%(2)       none         none         none

Maximum Deferred
Sales Charge
 (See "Purchases")(3)                          none(4)        5.00%        1.00%(5)     none

ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)

Management Fees
 (See "Management")                            0.51%          0.51%        0.51%        0.51%

Distribution and Service
 (12b-1) Fees(6)                               0.30%(7)       1.00%        1.00%        0.45%

Other Expenses                                 0.21%          0.21%        0.21%        0.21%

Total Operating Expenses                       1.02%(7)       1.72%        1.72%        1.17%


(1) Class B shares will convert to Class A shares after the eighth anniversary of your purchase of Class B shares.

(2) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."

(3) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(4) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge.

(5) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

(6) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


(7) These amounts have been restated from fiscal year amounts to reflect current fees and expenses.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord, Abbett & Co. LLC ("Lord Abbett") for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.


Effective October 1, 2005, the Class A 12b-1 fees for the Fund were reduced from 0.35% to 0.30%.


OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                              MID-CAP VALUE FUND

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS                                      1 YEAR     3 YEARS    5 YEARS    10 YEARS
Class A Shares                                  $    673   $     881   $  1,106   $   1,751
Class B Shares                                  $    675   $     842   $  1,133   $   1,845
Class C Shares                                  $    275   $     542   $    933   $   2,030
Class P Shares                                  $    119   $     372   $    644   $   1,420


You would pay the following expenses if you did not redeem your shares:


Class A Shares                                  $    673   $     881   $  1,106   $   1,751
Class B Shares                                  $    175   $     542   $    933   $   1,845
Class C Shares                                  $    175   $     542   $    933   $   2,030
Class P Shares                                  $    119   $     372   $    644   $   1,420

ADDITIONAL INVESTMENT INFORMATION

     This section describes some of the investment techniques that might be used by the Fund and some of the risks associated with those techniques.

     ADJUSTING INVESTMENT EXPOSURE. The Fund will be subject to the risks associated with investments. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices, and other factors. For example, the Fund may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses.

     CONVERTIBLE SECURITIES. The Fund may invest in convertible bonds and convertible preferred stocks. These investments tend to be more volatile than debt securities, but tend to be less volatile and produce more income than their underlying common stocks. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

     DEPOSITARY RECEIPTS. The Fund may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information, and other risks.

     FOREIGN SECURITIES. The Fund may invest up to 10% of its net assets in foreign securities that are primarily traded outside the United States. This limitation does not include ADRs.

     Foreign securities may pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. As a result, there may be less information publicly available about foreign companies than most U.S. companies. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls.


     LISTED OPTIONS ON SECURITIES. The Fund may purchase and write national securities exchange-listed put and call options on securities or securities indices. The Fund may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). A "call option" is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Fund may write covered call options with respect to securities in its portfolio in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The Fund will not purchase an option if, as a result of such purchase, more than 10% of its net assets would be invested in premiums for such options. The Fund may only sell (write) covered put options to the extent that cover for such options does not exceed 15% of its net assets. The Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of its net assets at the time an option is written.


     RISKS OF OPTIONS. Fund transactions in options, if any, involve additional risk of loss. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and the Fund's assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an OTC contract will fail to perform its obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions.

     TEMPORARY DEFENSIVE INVESTMENTS. At times the Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political, or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities. These investments could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.

     INFORMATION ON PORTFOLIO HOLDINGS. The Fund's Annual and Semiannual Reports, which are sent to shareholders and filed with the Securities and Exchange Commission ("SEC"), contain information about the Fund's portfolio holdings, including a complete schedule of holdings. The Fund also files its complete schedule of portfolio holdings with the SEC on Form N-Q as of the end of its first and third fiscal quarters.

     In addition, on or about the first day of the second month following each calendar quarter-end, the Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The Fund also may make publicly available Fund commentaries or fact sheets containing a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, among other things, and/or performance attribution information within 30 days following the end of each calendar quarter for which such information is made available. This information will remain available until the schedule, commentary, fact sheet or performance attribution information for the next quarter is publicly available. You may view this information for the most recently ended calendar quarter at www.LordAbbett.com or request a copy at no charge by calling Lord Abbett at 800-821-5129.

     For more information on the Fund's policies and procedures with respect to the disclosure of its portfolio holdings and ongoing arrangements to make available such information on a selective basis to certain third parties, please see "Investment Policies - Policies and Procedures Governing the Disclosure of Portfolio Holdings" in the Statement of Additional Information.

MANAGEMENT

     BOARD OF DIRECTORS. The Board oversees the management of the business and affairs of the Fund. The Board meets regularly to review the Fund's portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. More than 75 percent of the members of the Board are independent of Lord Abbett.


     INVESTMENT ADVISER. The Fund's investment adviser is Lord, Abbett & Co. LLC, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $105 billion in 54 mutual fund portfolios and other advisory accounts as of February 28, 2006.

     Lord Abbett is entitled to an annual management fee based on the Fund's average daily net assets. The management fee is calculated daily and payable monthly as follows:

     .75 of 1% on the first $200 million of average daily net assets; .65 of 1% on the next $300 million;
     .50 of 1% on assets over $500 million.

     For the fiscal year ended December 31, 2005, the management fee paid to Lord Abbett was at an effective rate of .51 of 1% of the Fund's average daily net assets.


     In addition, Lord Abbett provides certain administrative services to the Fund for a fee at the annual rate of .04 of 1% of the Fund's average daily net assets. The Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Fund, see the Statement of Additional Information.


     Each year in December the Board considers whether to approve the continuation of the existing management and administrative services agreements between the Fund and Lord Abbett. A discussion regarding the basis for the Board's approval is available in the Fund's Annual Report to Shareholders.

     INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. The Statement of Additional Information contains additional information about the managers' compensation, other accounts managed by them and their ownership of the Fund's shares.

     Edward K. von der Linde, Partner and Investment Manager, heads the team. Mr. von der Linde joined Lord Abbett in 1998. The other senior members of the team are Eileen Banko, Howard E. Hansen, and David G. Builder. Mr. Hansen, Partner and Investment Manager, joined Lord Abbett in 1995, Ms. Banko, Equity Analyst, joined Lord Abbett in 1990, and Mr. Builder, Equity Analyst, joined Lord Abbett in 1998. Mr. von der Linde and Mr. Hansen are jointly and primarily responsible for the day-to-day management of the Fund.

                                YOUR INVESTMENT

PURCHASES


     The Fund offers in this Prospectus four classes of shares: Classes A, B, C, and P. Each class represents investments in the same portfolio of securities, but each has different expenses, dividends and sales charges. Class A, B, and C shares are offered to any investor. Class P shares are offered to certain investors as described below. You may purchase shares at the net asset value ("NAV") per share determined after we receive your purchase order submitted in proper form, plus any applicable sales charge. We will not consider an order to be in proper form until we have certain identifying information required under applicable law. For more information, see "Opening Your Account."

     We reserve the right to modify, restrict or reject any purchase order or exchange request if the Fund or LORD ABBETT DISTRIBUTOR LLC determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance.

     PRICING OF SHARES. NAV per share for each class of Fund shares is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next day's NAV.


     In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no

[SIDENOTE]


THE MID-CAP VALUE FUND (CLASSES A, B, C AND P) IS NOT AVAILABLE FOR PURCHASE BY NEW INVESTORS OTHER THAN AS DESCRIBED BELOW. THE FUND CONTINUES TO BE AVAILABLE FOR PURCHASE BY EXISTING INVESTORS. INVESTORS SHOULD NOTE, HOWEVER, THAT THE FUND RESERVES THE RIGHT TO REFUSE ANY ORDER THAT MIGHT DISRUPT THE EFFICIENT MANAGEMENT OF THE FUND.

RETIREMENT AND BENEFIT PLANS CURRENTLY OFFERING SHARES OF THE FUND AS AN INVESTMENT OPTION MAY CONTINUE TO PERMIT NEW PARTICIPANTS TO PURCHASE SHARES OF THE FUND. IN ADDITION, NEW INVESTORS THROUGH CERTAIN EXISTING DISCRETIONARY MUTUAL FUND WRAP ACCOUNT PROGRAMS, ARE PERMITTED TO INVEST IN THE FUND. PLEASE CONTACT LORD ABBETT DISTRIBUTOR AT 800-201-6984, EXT. 2822 FOR INFORMATION REGARDING THE SPECIFIC DISCRETIONARY MUTUAL FUND WRAP ACCOUNT PROGRAMS THAT REMAIN AVAILABLE FOR NEW INVESTORS. PLEASE CONTACT LORD ABBETT DISTRIBUTOR AT 800-201-6984, EXT. 2936 WITH ANY QUESTIONS ABOUT ELIGIBILITY OF A PLAN TO INVEST IN THE FUND.

IN ADDITION, CERTAIN GROUP ANNUITY PROGRAMS OFFERING SHARES OF THE FUND AS AN INVESTMENT OPTION MAY CONTINUE TO PERMIT NEW PROGRAM PARTICIPANTS TO PURCHASE SHARES OF THE FUND, INCLUDING IN ONE CASE PURCHASES OF SHARES BY IRA ROLLOVER ACCOUNTS DERIVED FROM SUCH A PROGRAM. SUCH INVESTMENTS MAY BE MADE FOR LIMITED PERIODS OF TIME OR INDEFINITELY, DEPENDING ON THE PROGRAM. PLEASE CONTACT LORD ABBETT DISTRIBUTOR AT 800-201-6984, EXT. 2820 FOR INFORMATION REGARDING THE SPECIFIC GROUP ANNUITY PROGRAMS (AND RELATED IRA ROLLOVER PROGRAM) THAT REMAIN AVAILABLE FOR NEW INVESTORS AND ANY RELEVANT TIME LIMITATIONS.

     transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities having remaining maturities of 60 days or less are valued at their amortized cost.


     Securities for which prices or market quotations are not available, do not accurately reflect fair value in Lord Abbett's opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded are valued under fair value procedures approved by the Fund's Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, demand for a security (as reflected by its trading volume) is insufficient calling into question the reliability of the quoted price, or the security is relatively illiquid. The Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its foreign portfolio holdings, significant events, including broad market moves, may occur in the interim potentially affecting the values of foreign securities held by the Fund. The Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. The Fund's use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially


[SIDENOTE]


LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor" or the "Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

     different from the value that could be realized upon the sale of that security.

     Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.


     EXCESSIVE TRADING AND MARKET TIMING. The Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices may disrupt management of the Fund, raise its expenses, and harm long-term shareholders. Volatility resulting from excessive trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may be forced to sell portfolio securities at disadvantageous times to raise cash to allow for such excessive trading. This, in turn, could increase tax, administrative and other costs and adversely impact the Fund's performance.

     To the extent the Fund invests in foreign securities, the Fund may be particularly susceptible to excessive trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves, to occur in the interim, potentially affecting the values of foreign securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund's share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as "time zone arbitrage"). To the extent the Fund invests in securities that are thinly traded or relatively illiquid, the Fund may be particularly susceptible to excessive trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in short-term trading to take advantage of these pricing differences (known as "price arbitrage"). The Fund has adopted fair value procedures designed to adjust closing market prices of these types of securities to reflect what is believed to be their fair value at the time the Fund calculates its NAV per share. While there is no assurance, the Fund expects that the use of fair value pricing will reduce a shareholder's ability to engage in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders. For more information about these procedures, see "Your Investment - Purchases - Pricing of Shares" above.

     The Fund's Board has adopted additional policies and procedures that are designed to prevent or stop excessive short-term trading and market timing ("frequent trading"). We also have longstanding procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and FINANCIAL INTERMEDIARIES that place orders on behalf of their clients. The Fund may modify its frequent trading policy and monitoring procedures, which are described below, from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.


     FREQUENT TRADING POLICY. Under the frequent trading policy, any Lord Abbett Fund shareholder redeeming Fund shares valued at $5,000 or more (other than shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund) will be prohibited from investing in the Fund for 30 calendar days after the redemption. The policy applies to all redemptions and investments that are part of an exchange transaction or transfer of assets, but does not apply to certain other transactions described below. The frequent trading policy will not apply to redemptions by shareholders whose shares are held in an account maintained by a Financial Intermediary in an omnibus environment unless and until such time that the Financial Intermediary has the ability to implement the policy or substantially similar protective measures. The Distributor will encourage Financial Intermediaries to adopt such procedures. Certain types of investments will

[SIDENOTE]

FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

     not be blocked and certain types of redemptions will not trigger a subsequent purchase block, including: (1) systematic purchases and redemptions, such as purchases made through reinvestment of dividends or other distributions, or certain automatic or systematic investment, exchange or withdrawal plans (such as payroll deduction plans, and the Fund's Invest-A-Matic and Systematic Withdrawal Plans); (2) RETIREMENT AND BENEFIT PLAN contributions, loans and distributions; and (3) purchase transactions involving certain transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations; provided that the Financial Intermediary maintaining the account is able to identify the transaction in its records as one of these transactions.

     MONITORING PROCEDURES. There are procedures in place to monitor the purchase, sale and exchange/transfer activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients. The procedures currently are designed to enable us to identify undesirable trading activity based on one or more of the following factors: the number of transactions, purpose, amounts involved, period of time involved, past transactional activity, our knowledge of current market activity, and trading activity in multiple accounts under common ownership, control or influence, among other factors. Other than as described above, Lord Abbett has not adopted a particular rule-set for identifying such excessive short-term trading activity, such as a specific number of transactions in Fund shares within a specified time period. However, as a general matter, Lord Abbett will treat any pattern of purchases and redemptions over a period of time as indicative of excessive short-term trading activity.

     If, based on these monitoring procedures, we believe that an investor is engaging in, or has engaged in, excessive trading or activity indicative of market timing, and the account is not maintained by a Financial Intermediary in an omnibus environment or by a Retirement and Benefit Plan recordkeeper or other agent, we will generally notify the investor to cease all such activity in the account. If the

[SIDENOTE]

RETIREMENT AND BENEFIT PLANS include qualified and non-qualified retirement plans, deferred compensation plans and certain other employer sponsored retirement, savings or benefit plans, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of retirement plans. Call 888-522-2388 for information about:

-  Traditional, Rollover, Roth and Education IRAs

-  Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

-  Defined Contribution Plans
     investor fails to do so, we will place a block on all further purchases or exchanges of the Fund's shares in the investor's account and inform the investor to cease all such activity in the account. The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund shares for shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, or redeeming the account. Investors electing to exchange or redeem Fund shares under these circumstances should consider that the transaction may be subject to a contingent deferred sales charge ("CDSC") or result in tax consequences. As stated above, although we generally notify the investor to cease all activity indicative of market timing prior to placing a block on further purchases or exchanges, we reserve the right to immediately place a block without prior notification.

     While we attempt to apply the efforts described above uniformly in all cases to detect excessive trading and market timing practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection. In addition, although the Distributor encourages Financial Intermediaries to adhere to our policies and procedures when placing orders for their clients through omnibus accounts maintained with each Fund and encourages recordkeepers and other agents for Retirement and Benefit Plans to adhere to such policies and procedures when placing orders on behalf of their plan participants, there can be no assurance that such entities will do so. Moreover, the Distributor's ability to monitor these trades and/or implement the procedures may be severely limited. These circumstances may result in policies and procedures in place at certain Financial Intermediaries and Retirement and Benefit Plans that are less effective at detecting and preventing excessive trading than the policies and procedures adopted by the Distributor and other such entities.


     Omnibus account arrangements are a commonly used means for broker-dealers and other Financial

     Intermediaries, such as Retirement and Benefit Plan recordkeepers, to hold Fund shares on behalf of investors. A substantial portion of the Fund's shares may be held through omnibus accounts and/or held by Retirement and Benefit Plans. When shares are held in this manner, (1) the Distributor may not have any or complete access to the underlying investor or plan participant account information, and/or (2) the Financial Intermediaries or Retirement and Benefit Plan recordkeepers may be unable to implement or support our procedures. In such cases, the Financial Intermediaries or recordkeepers may be able to implement procedures or supply the Distributor with information that differs from that normally used by the Distributor. In such instances, the Distributor will seek to monitor purchase and redemption activity through the overall omnibus account(s) or Retirement and Benefit Plan account(s).


     If we identify activity that may be indicative of excessive short-term trading activity, we will notify the Financial Intermediary, recordkeeper or Retirement and Benefit Plan and request it to provide or review information on individual account transactions so that we or the Financial Intermediary, recordkeeper or Retirement and Benefit Plan may determine if any investors are engaged in excessive or short-term trading activity. If an investor is identified as engaging in undesirable trading activity, we will request that the Financial Intermediary, recordkeeper or Retirement and Benefit Plan take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that the Distributor would take, such as placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades on a manual basis, either indefinitely or for a period of time. If we determine that the Financial Intermediary, recordkeeper or Retirement and Benefit Plan has not demonstrated adequately that it has taken appropriate action to curtail the excessive short-term trading, we may consider whether to terminate the relationship. The nature of these relationships also may inhibit or prevent the Distributor or the Fund from assuring the uniform assessment of CDSCs on investors, even though Financial Intermediaries operating in omnibus environments or Retirement and Benefit Plan recordkeepers have agreed to assess the CDSCs or assist the Distributor or the Fund in assessing them.

     SHARE CLASSES. You should read this section carefully to determine which class of shares is best for you and discuss your selection with your investment professional. You should make a decision only after considering various factors, including the expected effect of any applicable sales charges and the level of class expenses on your investment over time, the amount you wish to invest, and the length of time you plan to hold the investment. Class A shares are sold at the NAV per share, plus a front-end sales charge which may be reduced or eliminated for larger purchases as described below. Class B, C, and P shares are offered at the NAV per share with no front-end sales charge. Early redemptions of Class B and C shares, however, may be subject to a CDSC. Class A shares normally have the lowest annual expenses while Class B and C shares have the highest annual expenses. Generally, Class A dividends will be higher than dividends of the other share classes. As a result, in many cases if you are investing $100,000 or more and plan to hold the shares for a long time, you may find Class A shares suitable for you because of the expected lower expenses and the reduced sales charges available. You should discuss purchase options with your investment professional.

     FOR MORE INFORMATION ON SELECTING A SHARE CLASS, SEE "CLASSES OF SHARES" IN THE STATEMENT OF ADDITIONAL INFORMATION.

================================================================================
SHARE CLASSES
--------------------------------------------------------------------------------

CLASS A             -  normally offered with a front-end sales charge, which may be reduced or eliminated in certain circumstances

                    -  generally lowest annual expenses due to lower 12b-1 fees

CLASS B             -  no front-end sales charge, but a CDSC is applied to
                       shares redeemed before the sixth anniversary of purchase

                    -  higher annual expenses than Class A shares due to higher
                       12b-1 fees

                    - automatically converts to Class A shares after eight years

CLASS C             -  no front-end sales charge, but a CDSC is applied to
                       shares redeemed before the first anniversary of purchase

                    -  higher annual expenses than Class A shares due to higher
                       12b-1 fees

CLASS P             -  available only to certain investors

                    -  no front-end sales charge and no CDSC

                    - lower annual expenses than Class B or Class C shares due to lower 12b-1 fees

================================================================================
FRONT-END SALES CHARGES - CLASS A SHARES
--------------------------------------------------------------------------------

                                                                                  MAXIMUM
                                                                    TO COMPUTE    DEALER'S
                                              AS A        AS A       OFFERING    CONCESSION
                                              % OF        % OF        PRICE        (% OF
                                            OFFERING      YOUR        DIVIDE      OFFERING
YOUR INVESTMENT                               PRICE    INVESTMENT     NAV BY       PRICE)
-------------------------------------------------------------------------------------------
Less than $50,000                             5.75%       6.10%        .9425       5.00%
$50,000 to $99,999                            4.75%       4.99%        .9525       4.00%
$100,000 to $249,999                          3.95%       4.11%        .9605       3.25%
$250,000 to $499,999                          2.75%       2.83%        .9725       2.25%
$500,000 to $999,999                          1.95%       1.99%        .9805       1.75%
$1,000,000 and over                         No Sales
                                             Charge                   1.0000         +

+ See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."

Note: The above percentage may vary for particular investors due to rounding.

[SIDENOTE]

PLEASE INFORM THE FUNDS OR YOUR FINANCIAL INTERMEDIARY AT THE TIME OF YOUR PURCHASE OF FUND SHARES IF YOU BELIEVE YOU QUALIFY FOR A REDUCED FRONT-END SALES CHARGE.

     REDUCING YOUR CLASS A SHARE FRONT-END SALES CHARGES. As indicated in the above chart, you may purchase Class A shares at a discount if you qualify under the circumstances outlined below. To receive a reduced front-end sales charge, you must let the Fund or your Financial Intermediary know at the time of your purchase of Fund shares that you believe you qualify for a discount. If you or a related party have holdings of ELIGIBLE FUNDS in other accounts with your Financial Intermediary or with other Financial Intermediaries that may be combined with your current purchases in determining the sales charge as described below, you must let the Fund or your Financial Intermediary know. You may be asked to provide supporting account statements or other information to allow us or your Financial Intermediary to verify your eligibility for a discount. If you or your Financial Intermediary do not notify the Fund or provide the requested information, you may not receive the reduced sales charge for which you otherwise qualify. Class A shares may be purchased at a discount if you qualify under either of the following conditions:

     - RIGHTS OF ACCUMULATION - A Purchaser may combine the value at the current public offering price of Class A, B, C, and P shares of any Eligible Fund already owned with a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge on the new purchase.

     - LETTER OF INTENTION - A Purchaser may combine purchases of Class A, B, C, and P shares of any Eligible Fund the Purchaser intends to make over a 13-month period in determining the applicable sales charge. Current holdings under Rights of Accumulation may be included in a Letter of Intention. Shares purchased through reinvestment of dividends or distributions are not included. A Letter of Intention may be backdated up to 90 days.

     The term "Purchaser" includes: (1) an individual; (2) an individual, his or her spouse, and children under the age of 21; (3) a Retirement and Benefit Plan including a 401(k) plan, profit-sharing plan, money purchase plan,

[SIDENOTE]

ELIGIBLE FUND. An "Eligible Fund" is any Lord Abbett-sponsored fund except for
(1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such fund is not offered for sale; (2) Lord Abbett Series Fund, Inc.; (3) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett-sponsored funds); and (4) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund's shares. An Eligible Fund also is any Authorized Institution's affiliated money market fund meeting criteria set by Lord Abbett Distributor as to certain omnibus account and other criteria.

     defined benefit plan, SIMPLE IRA plan, SEP IRA plan, and 457(b) plan sponsored by a governmental entity, non-profit organization, school district or church to which employer contributions are made; or (4) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account. An individual may include under item (1) his or her holdings in Eligible Funds as described above in Individual Retirement Accounts ("IRAs"), as a sole participant of a Retirement and Benefit Plan sponsored by the individual's business, and as a participant in a 403(b) plan to which only pre-tax salary deferrals are made. An individual and his or her spouse may include under item (2) their holdings in IRAs, and as the sole participants in Retirement and Benefit Plans sponsored by a business owned by either or both of them. A Retirement and Benefit Plan under item
     (3) includes all qualified Retirement and Benefit Plans of a single employer and its consolidated subsidiaries, and all qualified Retirement and Benefit Plans of multiple employers registered in the name of a single bank trustee. A Purchaser may include holdings of Class A, B, C, and P shares of Eligible Funds as described above in accounts with Financial Intermediaries for purposes of calculating the front-end sales charges.

     FOR MORE INFORMATION ON ELIGIBILITY FOR THESE PRIVILEGES, READ THE APPLICABLE SECTIONS IN THE APPLICATION AND THE STATEMENT OF ADDITIONAL INFORMATION. THIS INFORMATION ALSO IS AVAILABLE UNDER "LORD ABBETT FUNDS" AT www.LordAbbett.com. OR BY CALLING LORD ABBETT AT 800-821-5129 (AT NO CHARGE).

     CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

     -  purchases of $1 million or more, *

     - purchases by Retirement and Benefit Plans with at least 100 eligible employees, *

     - purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases, *

     - purchases made with dividends and distributions on Class A shares of another Eligible Fund,

     - purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares,

     - purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,


     - purchases made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services (including so-called "mutual fund wrap account programs"), provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases,


     - purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

     - purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers), or

     - purchases through a broker-dealer for clients that participate in an arrangement with the broker-dealer under which the client pays the broker-dealer a fee based on the total asset value of the client's account for all or a specified number of securities transactions, including purchases of mutual fund shares, in the account during a certain period.

     SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A LISTING OF OTHER CATEGORIES OF PURCHASES THAT QUALIFY FOR CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE.

     * THESE CATEGORIES MAY BE SUBJECT TO A CDSC.

     DEALER CONCESSIONS ON CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Except as otherwise set forth in the following paragraphs, Lord Abbett Distributor may pay Dealers distribution-related compensation (i.e., concessions) according to the Schedule set forth below under the following circumstances:

     -  purchases of $1 million or more,

     - purchases by Retirement and Benefit Plans with at least 100 eligible employees, or

     - purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans in connection with multiple fund family recordkeeping platforms and have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases ("Alliance Arrangements").

     Dealers receive concessions described below on purchases made within a 12-month period beginning with the first NAV purchase of Class A shares for the account. The concession rate resets on each anniversary date of the initial NAV purchase, provided that the account continues to qualify for treatment at NAV. Current holdings of Class B, C, and P shares will be included for purposes of calculating the breakpoints in the Schedule below and the amount of the concessions payable with respect to the Class A shares investment. Concessions may not be paid with respect to Alliance Arrangements unless Lord Abbett Distributor can monitor the applicability of the CDSC. In addition, if a Financial Intermediary decides to waive receipt of the concession, any CDSC that might otherwise have applied to any such purchase will be waived.

     Financial Intermediaries should contact Lord Abbett Distributor for more complete information on the commission structure.

================================================================================
DEALER CONCESSION SCHEDULE - CLASS A SHARES
(FOR CERTAIN PURCHASES WITHOUT A FRONT-END SALES CHARGE)
--------------------------------------------------------------------------------

The dealer concession received is based on the amount of the Class A share investment as follows:

                              FRONT-END
CLASS A INVESTMENTS           SALES CHARGE*   DEALER'S CONCESSION
-----------------------------------------------------------------
First $5 million              None            1.00%
Next $5 million above that    None            0.55%
Next $40 million above that   None            0.50%
Over $50 million              None            0.25%

* Class A shares purchased without a sales charge will be subject to a 1% CDSC if they are redeemed on or before the 12th month (24th month if shares were purchased prior to November 1, 2004) after the month in which the shares were initially purchased. For Alliance Arrangements involving Financial Intermediaries offering multiple fund families to Retirement or Benefit Plans, the CDSC normally will be collected only when a Plan effects a complete redemption of all or substantially all shares of all Lord Abbett-sponsored funds in which the Plan is invested.

================================================================================
CONTINGENT DEFERRED SALES CHARGE (CDSC)
--------------------------------------------------------------------------------

A CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under Retirement and Benefit Plans will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, the Fund redeems shares in the following order:

     1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

     2. shares held for six years or more (Class B), or one year or more after the month of purchase (two years or more after the month of purchase if shares were purchased prior to November 1, 2004) (Class A), or one year or more (Class C)

     3. shares held the longest before the sixth anniversary of their purchase (Class B), or before the first anniversary after the month of their purchase (second anniversary after the month of their purchase if shares were purchased prior to November 1, 2004) (Class A) or before the first anniversary of their purchase (Class C)

     CLASS A SHARE CDSC. If you buy Class A shares of the Fund under one of the starred (*) categories listed above or if you acquire Class A shares in exchange for Class A shares of another Lord Abbett-sponsored fund subject to a CDSC and you redeem any of the Class A shares on or before the 12th month (24th month if shares were purchased prior to November 1, 2004) after the month in which you initially purchased those shares, a CDSC of 1% normally will be collected.


     The Class A share CDSC generally will not be assessed under the following circumstances:

     - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service, or any excess distribution under Retirement and Benefit Plans (documentation may be required)

     - redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Funds and/or Lord Abbett Distributor, provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds

     - redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor that include the waiver of CDSCs and that were initially entered into prior to December 2002

     - ELIGIBLE MANDATORY DISTRIBUTIONS under 403(b) Plans and individual retirement accounts

     CLASS B SHARE CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC will be remitted to Lord Abbett Distributor. The CDSC declines the longer you own your shares, according to the following schedule:

[SIDENOTE]

BENEFIT PAYMENT DOCUMENTATION. (Class A CDSC only) Requests for benefit payments of $50,000 or more must be in writing. Use the address indicated under "Opening your Account."

ELIGIBLE MANDATORY DISTRIBUTIONS. If Class A or B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution that bears the same relation to the entire mandatory distribution as the Class A or B share investment bears to the total investment.

================================================================================
CONTINGENT DEFERRED SALES CHARGES - CLASS B SHARES
--------------------------------------------------------------------------------

ANNIVERSARY(1) OF                 CONTINGENT DEFERRED SALES
THE DAY ON WHICH                  CHARGE ON REDEMPTION
THE PURCHASE ORDER                (AS % OF AMOUNT SUBJECT
WAS ACCEPTED                      TO CHARGE)
On                       Before
                         1st                5.0%
1st                      2nd                4.0%
2nd                      3rd                3.0%
3rd                      4th                3.0%
4th                      5th                2.0%
5th                      6th                1.0%
on or after the 6th(2)                      None

(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1 will be May 1 of each succeeding year.

(2) Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.

     The Class B share CDSC generally will not be assessed under the following circumstances:

     - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service, or any excess contribution or distribution under Retirement and Benefit Plans (documentation may be required)

     - Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts

     -  death of the shareholder

     - redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)

     SEE "SYSTEMATIC WITHDRAWAL PLAN" UNDER "SERVICES FOR FUND INVESTORS" FOR MORE INFORMATION ON CDSCs WITH RESPECT TO CLASS B SHARES.

     CLASS C SHARE CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of their purchase. The CDSC will be remitted to Lord Abbett Distributor.

     CLASS P SHARES. Class P shares have lower annual expenses than Class B and Class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV in connection with (a) orders made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders; (b) orders for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such orders; and (c) orders made by or on behalf of a Financial Intermediary for clients participating in an IRA Rollover program sponsored by the Financial Intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such orders.

     REINVESTMENT PRIVILEGE. If you redeem shares of the Fund, you have a one-time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you redeemed your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.


SALES COMPENSATION


     As part of its plan for distributing shares, the Fund and Lord Abbett Distributor pay sales and service compensation to AUTHORIZED INSTITUTIONS that sell the Fund's shares and service its shareholder accounts.

     As shown in the table "Fees and Expenses," sales compensation originates from sales charges, which are paid directly by shareholders, and 12b-1 distribution fees, which are paid by the Fund. Service compensation


[SIDENOTE]

AUTHORIZED INSTITUTIONS are institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan. Lord Abbett Distributor is an Authorized Institution.

12b-1 FEES ARE PAYABLE REGARDLESS OF EXPENSES. The amounts payable by a Fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, a Fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.

     originates from 12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees are accrued daily at annual rates based upon average daily net assets as follows:



FEE            CLASS A          CLASS B    CLASS C    CLASS P
-------------------------------------------------------------
Service            .25%             .25%       .25%       .20%
Distribution       .10%(1)(2)       .75%       .75%       .25%


(1) Until October 1, 2004 the Fund also paid a one-time distribution fee of up to 1% on certain qualifying purchases, which is generally amortized over a two-year period. Effective October 1, 2004, the Distributor commenced payment of such one-time distribution fee. See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."


(2) Effective October 1, 2005 the Class A distribution fee was reduced from .10% of average daily net assets to .05% of average daily net assets.


     The Rule 12b-1 plans for Class A and Class P shares provide that the maximum payments that may be authorized by the Board are .50% and .75%, respectively. We may not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation. In such cases, we will not require payment of any otherwise applicable CDSC.

     SALES ACTIVITIES. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity that is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to a Fund's Class A and Class C shares for activities that are primarily intended to result in the sale of such Class A and Class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, additional concessions to Authorized Institutions, maintenance of shareholder accounts, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

     SERVICE ACTIVITIES. We may pay 12b-1 service fees to Authorized Institutions for any activity that is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.


     REVENUE SHARING AND OTHER PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES. In addition to the various sales commissions and 12b-1 fees described above, Lord Abbett, Lord Abbett Distributor and the Fund may make other payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers").

     Lord Abbett or Lord Abbett Distributor makes payments to Dealers in its sole discretion, at its own expense and without cost to the Fund or the Fund's shareholders. The payments may be for:


     -  marketing and/or distribution support for Dealers;

     - the Dealers' and their investment professionals' shareholder servicing efforts;

     - training and education activities for the Dealers, their investment professionals and/or their clients or potential clients;

     - certain information regarding Dealers and their investment professionals;

     - sponsoring or otherwise bearing, in part or in whole, the costs for other meetings of Dealers' investment professionals and/or their clients or potential clients;

     - the purchase of products or services from the Dealers, such as investment research, software tools or data for investment analysis purposes; and/or

     - certain Dealers' costs associated with orders relating to Fund shares ("ticket charges").

     Some of these payments may be referred to as revenue sharing payments. Most of these payments are intended to reimburse Dealers directly or indirectly for the costs that they or their investment professionals incur in connection with educational seminars and training efforts about the Lord Abbett Funds to enable the Dealers and their investment professionals to make recommendations and provide services that are suitable and useful in meeting shareholder needs, as well as to maintain the necessary infrastructure to make the Lord Abbett Funds available to shareholders. The costs and expenses related to these efforts may include travel, lodging, entertainment and meals, among other things. In addition, Lord Abbett Distributor may, for specified periods of time, decide to forgo the portion of any front-end sales charges to which it normally is entitled and allow Dealers to retain the full sales charge for sales of Fund shares. In some instances, these temporary arrangements will be offered only to certain Dealers expected to sell significant amounts of Fund shares.


     Lord Abbett or Lord Abbett Distributor, in its sole discretion, determines the amounts of payments to Dealers, with the exception of purchases of products or services and certain expense reimbursements. Lord Abbett and Lord Abbett Distributor consider many factors in determining the basis or amount of any additional payments to Dealers. The factors include the Dealer's sales, assets and redemption rates relating to Lord Abbett Funds, penetration of Lord Abbett Fund sales among investment professionals within the Dealer, and the potential to expand Lord Abbett's relationship with the Dealer. Lord Abbett and Lord Abbett Distributor also may take into account other business relationships Lord Abbett has with a Dealer, including other Lord Abbett financial products or advisory services sold by or provided to a Dealer or one or more of its affiliates. Based on its analysis of these factors, Lord Abbett groups Dealers into tiers, each of which is associated with a particular maximum amount of revenue sharing payments expressed as a percentage of assets of the Lord Abbett Funds attributable to that particular Dealer. The payments presently range from amounts equal to an annual rate of 0.02% to 0.1% of one or more of the Lord Abbett Funds' assets attributable to the Dealer and/or its investment professionals. For certain relationships entered into prior to February 1, 2006 with Dealers selling the Lord Abbett Funds in connection with variable insurance products, Lord Abbett or Lord Abbett Distributor may make payments up to 0.15% of the related Lord Abbett Funds' assets and/or sales. The maximum payment limitations may not be inclusive of payments for certain items, such as training and education activities, other meetings, and the purchase of certain products and services from the Dealers. The Dealers within a particular tier may receive different amounts of revenue sharing or may not receive any. Lord Abbett or Lord Abbett Distributor may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any given Fund. In addition, Lord Abbett's formula for calculating revenue sharing payments may be different from the formulas that the Dealers use. Please refer to the Fund's Statement of Additional Information for additional information relating to revenue sharing payments.


     Neither Lord Abbett nor Lord Abbett Distributor makes payments directly to a Dealer's investment professionals, but rather they are made solely to the Dealer itself (with the exception of expense reimbursements related to the attendance of a Dealer's investment professionals at training and education meetings and at other meetings involving the Lord Abbett Funds). The Dealers receiving additional payments include those that may recommend that their clients consider or select the Fund or other Lord Abbett Funds for investment purposes, including those that may include one or more of the Lord Abbett Funds on a "preferred" or "recommended" list of mutual funds. In some circumstances, the payments may create an incentive for a Dealer or its investment professionals to recommend or sell shares of Lord Abbett Funds to a client over shares of other funds. For more specific information about any additional payments, including revenue sharing, made to your Dealer, please contact your investment professional.


     The Fund's portfolio transactions are not used as a form of sales-related compensation to Dealers that sell shares of the Lord Abbett Funds. Lord Abbett places the Fund's portfolio transactions with broker-dealer firms based on the firm's ability to provide the best net results from the transaction to the Fund. To the extent that Lord Abbett determines that a Dealer can provide the Fund with the best net results, Lord Abbett may place the Fund's portfolio transactions with the Dealer even though it sells or has sold shares of the Fund. In no event, however, does or will Lord Abbett give any consideration to a Dealer's sales in deciding which Dealer to choose to execute the Fund's portfolio transactions. Lord Abbett maintains policies and procedures designed to ensure that it places portfolio transactions based on the Fund's receipt of the best net results only. These policies and procedures also permit Lord Abbett to give consideration to proprietary investment research a Dealer may provide to Lord Abbett.


     In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, the Lord Abbett Funds may enter into arrangements with and pay fees to Financial Intermediaries that provide recordkeeping services to certain groups of investors in the Lord Abbett Funds, including participants in Retirement and Benefit Plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of Financial Intermediaries that operate in an omnibus environment (collectively, "Investors"). The recordkeeping services typically include:
     (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees the Lord Abbett Funds pay: (1) are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services; and (2) do not relate to distribution services. The Lord Abbett Funds understand that, in accordance with guidance from the U.S. Department of

     Labor, Retirement and Benefit Plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the Retirement and Benefit Plans or the Investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients' charges by the amount of fees the recordkeeper receives from mutual funds.

     The Lord Abbett Funds may also pay fees to broker-dealers for networking services. Networking services may include but are not limited to:

     -  establishing and maintaining individual accounts and records;

     -  providing client account statements; and

     -  providing 1099 forms and other tax statements.

     The networking fees that the Lord Abbett Funds pay to broker-dealers normally result in reduced fees to the transfer agent, which would otherwise provide these services.

OPENING YOUR ACCOUNT

     IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT REQUIRED BY THE USA PATRIOT ACT. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions including each Fund to obtain, verify, and record information that identifies each person who opens an account. What this means for you - when you open an account, we will ask for your name, address, date of birth, Social Security Number or similar number, and other information that will allow us to identify you. We will ask for similar information in the case of persons who will be signing on behalf of a legal entity that will own the account. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your Application. Your monies will not be invested until we have all required information. You also should know that we may verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, each Fund reserves the right to reject purchase orders accompanied by cash, cashier's checks, money orders, bank drafts, traveler's checks, and third party or double-endorsed checks, among others.

     MINIMUM INITIAL INVESTMENT

     -  Regular Account                      $ 1,000
     -  Individual Retirement Accounts and
        403(b) Plans under the Internal
     -  Revenue Code                         $   250
     -  Uniform Gift to Minor Account        $   250
     -  Invest-A-Matic                       $   250

     No minimum investment is required for certain Retirement and Benefit Plans and certain purchases through Financial Intermediaries that charge their clients a fee for services that include investment advisory or management services.

     You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor, or you can fill out the Application and send it to the Fund at the address stated below. You should note that your purchases and other transactions will be subject to review on a nongoing basis. Please carefully read the paragraph below entitled "Proper Form" before placing your order to ensure that your order will be accepted.


     LORD ABBETT MID-CAP VALUE FUND

     P.O. Box 219336
     Kansas City, MO 64121

     PROPER FORM. An order submitted directly to a Fund must contain: (1) a completed application with all applicable requested information, and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information, please call the Funds at 800-821-5129.

     BY EXCHANGE. Please call the Funds at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

REDEMPTIONS


     Redemptions of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide the Fund with one or more completed forms before your order will be executed. For more information, please call 800-821-5129. To determine if a CDSC applies to a redemption, see "Class A Share CDSC," "Class B Share CDSC," or "Class C Share CDSC."


     BY BROKER. Call your investment professional for instructions on how to redeem your shares.


     BY TELEPHONE. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Fund at 800-821-5129.


     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     If the signer has any legal capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an ELIGIBLE GUARANTOR. Certain other legal documentation

[SIDENOTE]

SMALL ACCOUNTS. The Board may authorize closing any account in which there are fewer than 25 shares if it is in a Fund's best interest to do so.

ELIGIBLE GUARANTOR is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

     may be required. For more information regarding proper documentation, please call 800-821-5129.

     A GUARANTEED SIGNATURE is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

     - a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation),

     - a redemption check payable to anyone other than the shareholder(s) of record,

     - a redemption check to be mailed to an address other than the address of record,

     - a redemption check payable to a bank other than the bank we have on file, or

     -  a redemption for $50,000 or more.


     REDEMPTIONS IN KIND. The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that a Fund would do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.


DISTRIBUTIONS AND TAXES

     The Fund expects to pay you dividends from its net investment income annually and expects to distribute any net capital gains annually as "capital gains distributions."


     Distributions will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. For distributions payable on accounts other than those held in the name of your dealer, if you instruct the Fund to pay your distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, the Fund reserves the right to reinvest your checks in your account at the NAV on the day of the reinvestment following such period. In addition, the Fund reserves the right to reinvest


[SIDENOTE]

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

-  In the case of an estate -

   Robert A. Doe
   Executor of the Estate of
   John W. Doe

   [Date]

[SEAL]

-  In the case of a corporation - ABC Corporation

   Mary B. Doe

   By Mary B. Doe, President
   [Date]

[SEAL]
     all subsequent distributions in additional Fund shares in your account. No interest will accrue on checks while they remain uncashed before they are reinvested or on amounts represented by uncashed redemption checks. There are no sales charges on reinvestments.


     The Fund's distributions are taxable to you in the year they are considered received for tax purposes. Distributions of investment income and short-term capital gains are taxable to you as ordinary income; however, certain qualified dividends that the Fund receives and distributes to you may be subject to a reduced tax rate if you meet the holding period and certain other requirements. Distributions of net long-term capital gains are taxable to you as long-term capital gains. This tax treatment of distributions of net long-term capital gains applies regardless of how long you have owned Fund shares or whether distributions are reinvested or paid in cash.


     Except in tax-advantaged accounts, any sale, redemption, or exchange of Fund shares may be taxable to you.


     If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

     Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by the Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

SERVICES FOR FUND INVESTORS

     AUTOMATIC SERVICES

     Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out the Application or by calling 800-821-5129.

================================================================================

FOR INVESTING

INVEST-A-MATIC      You can make fixed, periodic investments ($250 initial and
(Dollar-cost        $50 subsequent minimum) into your Fund account by means of
averaging)          automatic money transfers from your bank checking account.
                    See the Application for instructions.

DIV-MOVE You may automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

FOR SELLING SHARES

SYSTEMATIC          You can make regular withdrawals from most Lord
WITHDRAWAL          Abbett-sponsored funds. Automatic cash withdrawals will be
PLAN ("SWP")        paid to you from your account in fixed or variable amounts.
                    To establish a SWP, the value of your shares for Class A or
                    Class C must be at least $10,000, and for Class B the value of your shares must be at least $25,000, except in the case of a SWP established for Retirement and Benefit Plans, for which there is no minimum. Your shares must be in
                    non-certificate form.

CLASS B SHARES      The CDSC will be waived on redemptions of up to 12% of the current net asset value of your account at the time of your
                    SWP request. For Class B share SWP redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in
                    this situation.

CLASS B AND         Redemption proceeds due to a SWP for Class B and Class C
CLASS C SHARES      shares will be redeemed in the order described under "CDSC"
                    under "Purchases."

================================================================================

     OTHER SERVICES

     TELEPHONE INVESTING. After we have received the Application (selecting "yes" under Section 8C and completing Section 7), you may instruct us by phone to have money transferred from your bank account to purchase shares of the Funds for an existing account. Each Fund will purchase the requested shares when it receives the money from your bank.

     EXCHANGES. You or your investment professional may instruct the Funds to exchange shares of any class for shares of the same class of any Eligible Fund. Instructions may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The Funds must receive instructions for the exchange before the close of the NYSE on the day of your call, in which case you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes and may create a taxable situation for you (see "Distributions and Taxes" section). Be sure to read the current prospectus for any fund into which you are exchanging.

     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.


     HOUSEHOLDING. We have adopted a policy that allows us to send only one copy of the Fund's prospectus, proxy material, Annual Report and Semiannual Report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 800-821-5129 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.


     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Funds at 800-821-5129.

     SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

[SIDENOTE]

TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Funds will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

EXCHANGE LIMITATIONS. As described under "Your Investment - Purchases," we reserve the right to modify, restrict, or reject any exchange request if a Fund or Lord Abbett Distributor determines it is in the best interest of the Fund and its shareholders. Each Fund also may revoke the privilege for all shareholders upon 60 days' written notice.

                                                              MID-CAP VALUE FUND

                              FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal years indicated. "Total Return" shows how much your investment in the Fund would have increased (decreased) during each year, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2005 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


================================================================================


                                                                               CLASS A SHARES
                                             ----------------------------------------------------------------------------------
                                                                              YEAR ENDED 12/31
PER SHARE OPERATING PERFORMANCE                  2005            2004               2003               2002            2001
NET ASSET VALUE, BEGINNING OF YEAR           $      22.63    $      18.83       $      15.39       $      17.41    $      17.03
INVESTMENT OPERATIONS:
 Net investment income(a)                             .13             .10                .11                .13             .11
 Net increase from payment by an
  affiliate on disposal of investments
  in violation of an investment restriction            --              --(c)              --                 --              --
 Net realized and unrealized gain (loss)             1.66            4.43               3.70              (1.80)           1.14
Total from investment operations                     1.79            4.53               3.81              (1.67)           1.25
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                               (.10)           (.06)              (.17)              (.07)           (.03)
 Net realized gain                                  (1.91)           (.67)              (.20)              (.28)           (.84)
Total distributions                                 (2.01)           (.73)              (.37)              (.35)           (.87)
NET ASSET VALUE, END OF YEAR                 $      22.41    $      22.63       $      18.83       $      15.39    $       7.41
TOTAL RETURN(b)                                      8.16%          24.10%(d)          24.94%             (9.75)%          8.00%
RATIOS TO AVERAGE NET ASSETS:
 Expenses, including expense reductions              1.07%           1.15%              1.19%              1.21%           1.22%
 Expenses, excluding expense reductions              1.07%           1.15%              1.19%              1.21%           1.22%
 Net investment income                                .56%            .47%               .64%               .78%            .67%


================================================================================


                                                                              YEAR ENDED 12/31
                                             ----------------------------------------------------------------------------------
SUPPLEMENTAL DATA:                               2005            2004               2003               2002            2001
NET ASSETS, END OF YEAR (000)                $  7,355,612    $  6,300,413       $  4,226,138       $  2,252,308    $  1,252,040
PORTFOLIO TURNOVER RATE                             25.97%          20.35%             16.17%             23.10%          31.52%

                                                              MID-CAP VALUE FUND

================================================================================


                                                                               CLASS B SHARES
                                             ----------------------------------------------------------------------------------
                                                                              YEAR ENDED 12/31
PER SHARE OPERATING PERFORMANCE                  2005            2004               2003               2002            2001
NET ASSET VALUE, BEGINNING OF YEAR           $      21.98    $      18.37       $      14.97       $      16.99    $      16.72
INVESTMENT OPERATIONS:
 Net investment income (loss)(a)                     (.02)           (.03)                --(c)             .02             .01
 Net increase from payment by an
  affiliate on disposal of investments
  in violation of an investment restriction            --              --(c)              --                 --              --
 Net realized and unrealized gain (loss)             1.60            4.31               3.61              (1.75)           1.12
Total from investment operations                     1.58            4.28               3.61              (1.73)           1.13
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                 --              --               (.01)              (.01)           (.02)
 Net realized gain                                  (1.91)           (.67)              (.20)              (.28)           (.84)
Total distributions                                 (1.91)           (.67)              (.21)              (.29)           (.86)
NET ASSET VALUE, END OF YEAR                 $      21.65    $      21.98       $      18.37       $      14.97    $      16.99
TOTAL RETURN(b)                                      7.44%          23.32%(d)          24.15%            (10.31)%          7.35%
RATIOS TO AVERAGE NET ASSETS:
 Expenses, including expense reductions              1.72%           1.77%              1.82%              1.82%           1.84%
 Expenses, excluding expense reductions              1.73%           1.77%              1.82%              1.82%           1.84%
 Net investment income (loss)                        (.11)%          (.15)%              .01%               .17%            .05%


================================================================================


                                                                              YEAR ENDED 12/31
                                             ----------------------------------------------------------------------------------
SUPPLEMENTAL DATA:                               2005            2004               2003               2002            2001
NET ASSETS, END OF YEAR (000)                $    914,957    $    923,118       $    771,959       $    527,072    $    289,421
PORTFOLIO TURNOVER RATE                             25.97%          20.35%             16.17%             23.10%          31.52%

                                                              MID-CAP VALUE FUND

================================================================================


                                                                               CLASS C SHARES
                                             ----------------------------------------------------------------------------------
                                                                              YEAR ENDED 12/31
PER SHARE OPERATING PERFORMANCE                  2005            2004               2003               2002            2001
NET ASSET VALUE, BEGINNING OF YEAR           $      21.92    $      18.32       $      14.94       $      16.97    $      16.70
INVESTMENT OPERATIONS:
 Net investment income (loss)(a)                     (.02)           (.03)                --(c)             .03             .01
 Net increase from payment by an
  affiliate on disposal of investments
  in violation of an investment restriction            --              --(c)              --                 --              --
 Net realized and unrealized gain (loss)             1.59            4.30               3.60              (1.76)           1.12
Total from investment operations                     1.57            4.27               3.60              (1.73)           1.13
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                 --              --               (.02)              (.02)           (.02)
 Net realized gain                                  (1.91)           (.67)              (.20)              (.28)           (.84)
Total distributions                                 (1.91)           (.67)              (.22)              (.30)           (.86)
NET ASSET VALUE, END OF YEAR                 $      21.58    $      21.92       $      18.32       $      14.94    $      16.97
TOTAL RETURN(b)                                      7.41%          23.33%(d)          24.21%            (10.30)%          7.39%
RATIOS TO AVERAGE NET ASSETS:
 Expenses, including expense reductions              1.72%           1.77%              1.82%              1.82%           1.82%
 Expenses, excluding expense reductions              1.73%           1.77%              1.82%              1.82%           1.82%
 Net investment income (loss)                        (.11)%          (.15)%              .01%               .17%            .06%


================================================================================


                                                                               YEAR ENDED 12/31
                                             ----------------------------------------------------------------------------------
SUPPLEMENTAL DATA:                               2005            2004               2003               2002            2001
NET ASSETS, END OF YEAR (000)                $  1,104,235    $  1,115,185       $    975,894       $    601,416    $    274,520
PORTFOLIO TURNOVER RATE                             25.97%          20.35%             16.17%             23.10%          31.52%

                                                              MID-CAP VALUE FUND

FINANCIAL HIGHLIGHTS (CONCLUDED)

================================================================================


                                                                               CLASS P SHARES
                                             ----------------------------------------------------------------------------------
                                                                              YEAR ENDED 12/31
PER SHARE OPERATING PERFORMANCE                  2005            2004               2003               2002            2001
NET ASSET VALUE, BEGINNING OF YEAR           $      22.22    $      18.52       $      15.16       $      17.18    $      16.83
INVESTMENT OPERATIONS:
 Net investment income(a)                             .10             .08                .09                .11             .09
 Net increase from payment by an
  affiliate on disposal of investments
  in violation of an investment restriction            --              --(c)              --                 --              --
 Net realized and unrealized gain (loss)             1.63            4.36               3.65              (1.78)           1.14
Total from investment operations                     1.73            4.44               3.74              (1.67)           1.23
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                               (.08)           (.07)              (.18)              (.07)           (.04)
 Net realized gain                                  (1.91)           (.67)              (.20)              (.28)           (.84)
Total distributions                                 (1.99)           (.74)              (.38)              (.35)           (.88)
NET ASSET VALUE, END OF YEAR                 $      21.96    $      22.22       $      18.52       $      15.16    $      17.18
TOTAL RETURN(b)                                      8.07%          23.99%(d)          24.87%             (9.86)%          7.95%
RATIOS TO AVERAGE NET ASSETS:
 Expenses, including expense reductions              1.17%           1.22%              1.27%              1.27%           1.29%
 Expenses, excluding expense reductions              1.18%           1.22%              1.27%              1.27%           1.29%
 Net investment income                                .46%            .40%               .56%               .72%            .58%


================================================================================


                                                                               YEAR ENDED 12/31
                                             ----------------------------------------------------------------------------------
SUPPLEMENTAL DATA:                               2005            2004               2003               2002            2001
NET ASSETS, END OF YEAR (000)                $    815,751    $    521,603       $    178,439       $     51,014    $     13,789
PORTFOLIO TURNOVER RATE                             25.97%          20.35%             16.17%             23.10%          31.52%


(a)  Calculated using average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Amount represents less than $.01.
(d) The effect of payment by an affiliate for violation of an investment restriction on total return is less than .01%.

TO OBTAIN INFORMATION:               ADDITIONAL INFORMATION

BY TELEPHONE. For shareholder          More information on the Fund is available
account inquiries call the             free upon request, including the
Fund at: 800-821-5129. For             following:
literature requests call the
Fund at: 800-874-3733.                 ANNUAL/SEMIANNUAL REPORT

BY MAIL. Write to the Fund at:         The Fund's Annual and Semiannual Reports
The Lord Abbett Family of              contain more information about the Fund's
Funds 90 Hudson Street Jersey          investments. The Annual Report also
City, NJ 07302-3973                    includes details about the market
                                       conditions and investment strategies that
VIA THE INTERNET.                      had a significant effect on the Fund's
LORD, ABBETT & CO. LLC                 performance during the last fiscal year.
www.LordAbbett.com                     The Reports are available, free of
                                       charge, at www.LordAbbett.com, and
Text only versions of Fund             through other means, as indicated on the
documents can be viewed online         left.
or downloaded from the SEC:
www.sec.gov.                           STATEMENT OF ADDITIONAL
                                       INFORMATION ("SAI")
You can also obtain copies by
visiting the SEC's Public              Provides more details about the Fund and
Reference Room in Washington,          its policies. A current SAI is on file
DC (phone 202-942-8090) or by          with the Securities and Exchange
sending your request and a             Commission ("SEC") and is incorporated by
duplicating fee to the SEC's           reference (is legally considered part of
Public Reference Section,              this prospectus). Although the SAI is not
Washington, DC 20549-0102 or           available at www.LordAbbett.com, the SAI
by sending your request                is available through other means,
electronically to                      generally without charge, as indicated on
publicinfo@sec.gov.                    the left.


       [LORD ABBETT(R) LOGO]

   Lord Abbett Mutual Fund shares
         are distributed by:                                                         LAMCVF-1
     LORD ABBETT DISTRIBUTOR LLC       Lord Abbett Mid-Cap Value Fund, Inc.         (5/06)
          90 Hudson Street
 Jersey City, New Jersey 07302-3973
                                       SEC FILE NUMBER: 811-3691

[LORD ABBETT LOGO]

LORD ABBETT
 MID-CAP VALUE FUND

                                                                      MAY 1,

                                                                       2006

                                                                    PROSPECTUS
                                                                  CLASS Y SHARES


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


                                                                           PAGE
                THE FUND

   What you should   Goal                                                   2
        know about
          the Fund   Principal Strategy                                     2

                     Main Risks                                             3

                     Performance                                            4

                     Fees and Expenses                                      6

                     Additional Investment Information                      7

                     Management                                             11

               YOUR INVESTMENT

   Information for   Purchases                                              13
          managing
         your Fund   Redemptions                                            22
           account
                     Distributions and Taxes                                23

                     Services for Fund Investors                            24

          FINANCIAL INFORMATION

                     Financial Highlights                                   30

         ADDITIONAL INFORMATION

 How to learn more   Back Cover
about the Fund and
 other Lord Abbett
             Funds

                                    THE FUND

GOAL

   The Fund seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

PRINCIPAL STRATEGY


   To pursue this goal, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of mid-sized companies. The Fund will provide shareholders with at least 60 days' notice of any change in this policy. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Midcap(R) Index, a widely-used benchmark for mid-cap stock performance. As of July 1, 2005, the market capitalization range of the Russell Midcap(R) Index was $890 million to $14.6 billion. This range varies daily. Equity securities in which the Fund may invest include common stocks, convertible bonds, convertible preferred stocks, warrants and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.


   In selecting investments, the Fund, using a value approach, tries to identify stocks of companies that have the potential for significant market appreciation, due to growing recognition of improvement in their financial results, or increasing anticipation of such improvement. In trying to identify those companies, we look for such factors as:

   - changes in economic and financial environment

   - new or improved products or services

   - new or rapidly expanding markets

   - changes in management or structure of the company

   - price increases for the company's products or services

   - improved efficiencies resulting from new technologies or changes in distribution

   - changes in government regulations, political climate or competitive conditions

[SIDENOTE]

WE OR THE FUND OR MID-CAP VALUE FUND refers to Lord Abbett Mid-Cap Value Fund, Inc.

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

MAIN RISKS

   The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with VALUE STOCKS and mid-sized company stocks. This means the value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. The stocks of mid-sized companies may perform differently than the market as a whole and other types of stocks, such as large-company stocks and growth stocks. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

   Investments in mid-sized company stocks generally involve greater risks than investments in large-company stocks. Mid-sized companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. These factors may make them more susceptible to setbacks or economic downturns. Mid-sized company stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. In addition, there may be less liquidity in mid-sized company stocks, subjecting them to greater price fluctuations than larger company stocks.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

[SIDENOTE]

VALUE STOCKS are stocks of companies that we believe the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.

                                    MID-CAP VALUE FUND  Symbol:  Class Y - LMCYX

PERFORMANCE

   The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

   The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.

[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS Y SHARES
--------------------------------------------------------------------------------

2000             53.6%
2001              8.3%
2002             -9.4%
2003             25.4%
2004             24.6%
2005              8.5%

BEST QUARTER  2nd Q '03   +15.6%
WORST QUARTER 3rd Q '02   -14.6%

================================================================================

                                                              MID-CAP VALUE FUND

   The table below shows how the average annual total returns of the Fund's Class Y shares compare to those of two broad-based securities market indices.

   The after-tax returns of Class Y shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

================================================================================

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2005

--------------------------------------------------------------------------------


SHARE CLASS                           1 YEAR        5 YEARS         LIFE OF FUND(1)
Class Y Shares
 Return Before Taxes                    8.53%        10.71%             15.36%

Return After Taxes on
 Distributions                          6.79%         9.61%             13.45%

Return After Taxes on
 Distributions and
 Sale of Fund Shares                    7.10%         8.87%             12.50%

S&P MidCap 400/Citigroup
 Value Index(2)(4)
 (reflects no deduction for
 fees, expenses, or taxes)             11.48%        12.35%             13.19%(3)

Russell Midcap(R) Value Index(2)
 (reflects no deduction for
 fees, expenses, or taxes)             12.65%        12.21%             10.61%(3)



(1)  The date of inception for Class Y shares is 5/3/99.
(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance.
(3) Represents total return for the period 5/3/99 to 12/31/05, to correspond with Class Y period shown.
(4) S&P MidCap 400/Citigroup Value Index was formerly named S&P MidCap 400/Barra Value Index, which recently experienced some adjustments in the methodology used for performance reporting purposes.


[SIDENOTE]


The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

                                                              MID-CAP VALUE FUND

FEES AND EXPENSES

   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                                          CLASS Y
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
(as a % of offering price)                                                 none
Maximum Deferred Sales Charge                                              none
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees
(See "Management")                                                         0.51%
Other Expenses                                                             0.21%
Total Operating Expenses                                                   0.72%


================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


SHARE CLASS              1 YEAR      3 YEARS      5 YEARS      10 YEARS
Class Y Shares            $ 74        $ 230        $ 401         $ 894



Your expenses would be the same if you did not redeem your shares.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord, Abbett & Co. LLC ("Lord Abbett") for the Fund's investment management.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

ADDITIONAL INVESTMENT INFORMATION

   This section describes some of the investment techniques that might be used by the Fund and some of the risks associated with those techniques.

   ADJUSTING INVESTMENT EXPOSURE. The Fund will be subject to the risks associated with investments. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices, and other factors. For example, the Fund may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses.

   CONVERTIBLE SECURITIES. The Fund may invest in convertible bonds and convertible preferred stocks. These investments tend to be more volatile than debt securities, but tend to be less volatile and produce more income than their underlying common stocks. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

   DEPOSITARY RECEIPTS. The Fund may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information, and other risks.

   FOREIGN SECURITIES. The Fund may invest up to 10% of its net assets in foreign securities that are primarily traded outside the United States. This limitation does not include ADRs.

   Foreign securities may pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. As a result, there may be less information publicly available about foreign companies than most U.S. companies. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls.


   LISTED OPTIONS ON SECURITIES. The Fund may purchase and write national securities exchange-listed put and call options on securities or securities indices. The Fund may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). A "call option" is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Fund may write covered call options with respect to securities in its portfolio in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The Fund will not purchase an option if, as a result of such purchase, more than 10% of its net assets would be invested in premiums for such options. The Fund may only sell (write) covered put options to the extent that cover for such options does not exceed 15% of its net assets. The Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of its net assets at the time an option is written.


   RISKS OF OPTIONS. Fund transactions in options, if any, involve additional risk of loss. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and the Fund's assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an OTC contract will fail to perform its obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions.

   TEMPORARY DEFENSIVE INVESTMENTS. At times the Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political, or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities. These investments could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.

   INFORMATION ON PORTFOLIO HOLDINGS. The Fund's Annual and Semiannual Reports, which are sent to shareholders and filed with the Securities and Exchange Commission ("SEC"), contain information about the Fund's portfolio holdings, including a complete schedule of holdings. The Fund also files its complete schedule of portfolio holdings with the SEC on Form N-Q as of the end of its first and third fiscal quarters.

   In addition, on or about the first day of the second month following each calendar quarter-end, the Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The Fund also may make publicly available Fund commentaries or fact sheets containing a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, among other things, and/or performance attribution information within 30 days following the end of each calendar quarter for which such information is made available. This information will remain available until the schedule, commentary, fact sheet or performance attribution information for the next quarter is publicly available. You may view this information for the most recently ended calendar quarter at www.lordabbett.com or request a copy at no charge by calling Lord Abbett at 800-821-5129.

   For more information on the Fund's policies and procedures with respect to the disclosure of its portfolio holdings and ongoing arrangements to make available such information on a selective basis to certain third parties, please see "Investment Policies - Policies and Procedures Governing the Disclosure of Portfolio Holdings" in the Statement of Additional Information.

MANAGEMENT

   BOARD OF DIRECTORS. The Board oversees the management of the business and affairs of the Fund. The Board meets regularly to review the Fund's portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. More than 75 percent of the members of the Board are independent of Lord Abbett.


   INVESTMENT ADVISER. The Fund's investment adviser is Lord, Abbett & Co. LLC, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $105 billion in 54 mutual fund portfolios and other advisory accounts as of February 28, 2006.

   Lord Abbett is entitled to an annual management fee based on the Fund's average daily net assets. The management fee is calculated daily and payable monthly as follows:

   .75 of 1% on the first $200 million of average daily net assets; .65 of 1% on the next $300 million;
   .50 of 1% on assets over $500 million.

   For the fiscal year ended December 31, 2005, the management fee paid to Lord Abbett was at an effective rate of .51 of 1% of the Fund's average daily net assets.


   In addition, Lord Abbett provides certain administrative services to the Fund for a fee at the annual rate of .04 of 1% of the Fund's average daily net assets. The Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Fund, see the Statement of Additional Information.


   Each year in December the Board considers whether to approve the continuation of the existing management and administrative services agreements between the Fund and Lord Abbett. A discussion regarding the basis for the Board's approval is available in the Fund's Annual Report to Shareholders.

   INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. The Statement of Additional Information contains additional information about the managers' compensation, other accounts managed by them and their ownership of the Fund's shares.

   Edward K. von der Linde, Partner and Investment Manager, heads the team. Mr. von der Linde joined Lord Abbett in 1998. The other senior members of the team are Eileen Banko, Howard E. Hansen, and David G. Builder. Mr. Hansen, Partner and Investment Manager, joined Lord Abbett in 1995, Ms. Banko, Equity Analyst, joined Lord Abbett in 1990, and Mr. Builder, Equity Analyst, joined Lord Abbett in 1998. Mr. von der Linde and Mr. Hansen are jointly and primarily responsible for the day-to-day management of the Fund.

                                YOUR INVESTMENT

PURCHASES

   CLASS Y SHARES. You may purchase Class Y shares at the net asset value ("NAV") per share next determined after we receive your purchase order submitted in proper form. We will not consider an order to be in proper form until we have certain identifying information required under applicable law. For more information see below. No sales charges apply.

   We reserve the right to modify, restrict or reject any purchase order or exchange request if the Fund or LORD ABBETT DISTRIBUTOR LLC determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance.

   PRICING OF SHARES. NAV per share for each class of Fund shares is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next day's NAV.

   In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic

[SIDENOTE]

THE MID-CAP VALUE FUND (CLASS Y) IS NOT AVAILABLE FOR PURCHASE BY NEW INVESTORS OTHER THAN AS DESCRIBED BELOW. THE FUND CONTINUES TO BE AVAILABLE FOR PURCHASE BY EXISTING INVESTORS. INVESTORS SHOULD NOTE, HOWEVER, THAT THE FUND RESERVES THE RIGHT TO REFUSE ANY ORDER THAT MIGHT DISRUPT THE EFFICIENT MANAGEMENT OF THE FUND.

RETIREMENT AND BENEFIT PLANS CURRENTLY OFFERING SHARES OF THE FUND AS AN INVESTMENT OPTION MAY CONTINUE TO PERMIT NEW PARTICIPANTS TO PURCHASE SHARES OF THE FUND. IN ADDITION, NEW INVESTORS THROUGH CERTAIN EXISTING DISCRETIONARY MUTUAL FUND WRAP ACCOUNT PROGRAMS, ARE PERMITTED TO INVEST IN THE FUND. PLEASE CONTACT LORD ABBETT DISTRIBUTOR AT 800-201-6984, EXT. 2822 FOR INFORMATION REGARDING THE SPECIFIC DISCRETIONARY MUTUAL FUND WRAP ACCOUNT PROGRAMS THAT REMAIN AVAILABLE FOR NEW INVESTORS. PLEASE CONTACT LORD ABBETT DISTRIBUTOR AT 800-201-6984, EXT. 2936 WITH ANY QUESTIONS ABOUT ELIGIBILITY OF A PLAN TO INVEST IN THE FUND.

IN ADDITION, CERTAIN GROUP ANNUITY PROGRAMS OFFERING SHARES OF THE FUND AS AN INVESTMENT OPTION MAY CONTINUE TO PERMIT NEW PROGRAM PARTICIPANTS TO PURCHASE SHARES OF THE FUND, INCLUDING IN ONE CASE PURCHASES OF SHARES BY IRA ROLLOVER ACCOUNTS DERIVED FROM SUCH A PROGRAM. SUCH INVESTMENTS MAY BE MADE FOR LIMITED PERIODS OF TIME OR INDEFINITELY, DEPENDING ON THE PROGRAM. PLEASE CONTACT LORD ABBETT DISTRIBUTOR AT 800-201-6984, EXT. 2820 FOR INFORMATION REGARDING THE SPECIFIC GROUP ANNUITY PROGRAMS (AND RELATED IRA ROLLOVER PROGRAM) THAT REMAIN AVAILABLE FOR NEW INVESTORS AND ANY RELEVANT TIME LIMITATIONS.


IN ADDITION, CLASS Y SHARES ARE OFFERED TO PARTICIPANTS IN THE LORD ABBETT 401(k) PROFIT SHARING PLAN.

   data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities having remaining maturities of 60 days or less are valued at their amortized cost.


   Securities for which prices or market quotations are not available, do not accurately reflect fair value in Lord Abbett's opinion, or have been materially affected by events occurring after the close of the exchange on which the security is principally traded are valued under fair value procedures approved by the Fund's Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, demand for a security (as reflected by its trading volume) is insufficient calling into question the reliability of the quoted price, or the security is relatively illiquid. The Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its foreign portfolio holdings, significant events, including broad market moves, may occur in the interim potentially affecting the values of foreign securities held by the Fund. The Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. The Fund's use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.


   Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may

[SIDENOTE]


LORD ABBETT DISTRIBUTOR LLC

("Lord Abbett Distributor" or the "Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

   change on days when shareholders are not able to purchase or sell Fund shares.

   EXCESSIVE TRADING AND MARKET TIMING. The Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices may disrupt management of the Fund, raise its expenses, and harm long-term shareholders. Volatility resulting from excessive trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may be forced to sell portfolio securities at disadvantageous times to raise cash to allow for such excessive trading. This, in turn, could increase tax, administrative and other costs and adversely impact the Fund's performance.

   To the extent the Fund invests in foreign securities, the Fund may be particularly susceptible to excessive trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves, to occur in the interim, potentially affecting the values of foreign securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund's share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as "time zone arbitrage"). To the extent the Fund invests in securities that are thinly traded or relatively illiquid, the Fund may be particularly susceptible to excessive trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in short-term trading to take advantage of these pricing differences (known as "price arbitrage"). The Fund has adopted fair value procedures designed to adjust closing market prices of these types of securities to reflect what is believed to be their fair value at the time the Fund calculates its NAV per share. While there is no assurance, the Fund expects that the use of fair value pricing will reduce a shareholder's ability to engage in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders. For more information about these procedures, see "Your Investment - Purchases - Pricing of Shares" above.

   The Fund's Board has adopted additional policies and procedures that are designed to prevent or stop excessive short-term trading and market timing ("frequent trading"). We also have longstanding procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and FINANCIAL INTERMEDIARIES that place orders on behalf of their clients. The Fund may modify its frequent trading policy and monitoring procedures, which are described below, from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

   FREQUENT TRADING POLICY. Under the frequent trading policy, any Lord Abbett Fund shareholder redeeming Fund shares valued at $5,000 or more (other than shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund) will be prohibited from investing in the Fund for 30 calendar days after the redemption. The policy applies to all redemptions and investments that are part of an exchange transaction or transfer of assets, but does not apply to certain other transactions described below. The frequent trading policy will not apply to redemptions by shareholders whose shares are held in an account maintained by a Financial Intermediary in an omnibus environment unless and until such time that the Financial Intermediary has the ability to implement the policy or substantially similar protective measures. The Distributor will encourage Financial Intermediaries to adopt such procedures. Certain types of investments will not be blocked and certain types of redemptions will not trigger a subsequent purchase block, including: (1) systematic purchases and redemptions, such as purchases made through reinvestment of dividends or

[SIDENOTE]

FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

   other distributions, or certain automatic or systematic investment, exchange or withdrawal plans (such as payroll deduction plans, and the Fund's Invest-A-Matic and Systematic Withdrawal Plans); (2) RETIREMENT AND BENEFIT PLAN contributions, loans and distributions; and (3) purchase transactions involving certain transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations; provided that the Financial Intermediary maintaining the account is able to identify the transaction in its records as one of these transactions.

   MONITORING PROCEDURES. There are procedures in place to monitor the purchase, sale and exchange/transfer activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients. The procedures currently are designed to enable us to identify undesirable trading activity based on one or more of the following factors: the number of transactions, purpose, amounts involved, period of time involved, past transactional activity, our knowledge of current market activity, and trading activity in multiple accounts under common ownership, control or influence, among other factors. Other than as described above, Lord Abbett has not adopted a particular rule-set for identifying such excessive short-term trading activity, such as a specific number of transactions in Fund shares within a specified time period. However, as a general matter, Lord Abbett will treat any pattern of purchases and redemptions over a period of time as indicative of excessive short-term trading activity.

   If, based on these monitoring procedures, we believe that an investor is engaging in, or has engaged in, excessive trading or activity indicative of market timing, and the account is not maintained by a Financial Intermediary in an omnibus environment or by a Retirement and Benefit Plan recordkeeper or other agent, we will generally notify the investor to cease all such activity in the account. If the investor fails to do so, we will place a block on all further purchases or exchanges of the Fund's shares in the investor's account and inform the investor to cease all

[SIDENOTE]

RETIREMENT AND BENEFIT PLANS include qualified and non-qualified retirement plans, deferred compensation plans and certain other employer sponsored retirement, savings or benefit plans, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of retirement plans. Call 888-522-2388 for information about:

-  Traditional, Rollover, Roth and Education IRAs

-  Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

-  Defined Contribution Plans
   such activity in the account. The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund shares for shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, or redeeming the account. Investors electing to exchange or redeem Fund shares under these circumstances should consider that the transaction may result in tax consequences. As stated above, although we generally notify the investor to cease all activity indicative of market timing prior to placing a block on further purchases or exchanges, we reserve the right to immediately place a block without prior notification.

   While we attempt to apply the efforts described above uniformly in all cases to detect excessive trading and market timing practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection. In addition, although the Distributor encourages Financial Intermediaries to adhere to our policies and procedures when placing orders for their clients through omnibus accounts maintained with the Fund and encourages recordkeepers and other agents for Retirement and Benefit Plans to adhere to such policies and procedures when placing orders on behalf of their plan participants, there can be no assurance that such entities will do so. Moreover, the Distributor's ability to monitor these trades and/or implement the procedures may be severely limited. These circumstances may result in policies and procedures in place at certain Financial Intermediaries and Retirement and Benefit Plans that are less effective at detecting and preventing excessive trading than the policies and procedures adopted by the Distributor and other such entities.

   Omnibus account arrangements are a commonly used means for broker-dealers and other Financial Intermediaries, such as Retirement and Benefit Plan recordkeepers, to hold Fund shares on behalf of investors. A substantial portion of the Fund's shares may be held through omnibus accounts and/or held by Retirement and Benefit Plans. When shares are held in this manner, (1) the Distributor may not have any or complete access to the underlying investor or plan participant account information, and/or (2) the Financial Intermediaries or Retirement and Benefit Plan recordkeepers may be unable to implement or support our procedures. In such cases, the Financial Intermediaries or recordkeepers may be able to implement procedures or supply the Distributor with information that differs from that normally used by the Distributor. In such instances, the Distributor will seek to monitor purchase and redemption activity through the overall omnibus account(s) or Retirement and Benefit Plan account(s).

   If we identify activity that may be indicative of excessive short-term trading activity, we will notify the Financial Intermediary, recordkeeper or Retirement and Benefit Plan and request it to provide or review information on individual account transactions so that we or the Financial Intermediary, recordkeeper or Retirement and Benefit Plan may determine if any investors are engaged in excessive or short-term trading activity. If an investor is identified as engaging in undesirable trading activity, we will request that the Financial Intermediary, recordkeeper or Retirement and Benefit Plan take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that the Distributor would take, such as placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades on a manual basis, either indefinitely or for a period of time. If we determine that the Financial Intermediary, recordkeeper or Retirement and Benefit Plan has not demonstrated adequately that it has taken appropriate action to curtail the excessive short-term trading, we may consider whether to terminate the relationship.

   WHO MAY INVEST? Class Y shares are currently available in connection with:
   (1) purchases by or on behalf of Financial Intermediaries for clients that pay the Financial

   Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor LLC specifically for such purchases; (2) purchases by the trustee or custodian under any deferred compensation or pension or profit-sharing plan or payroll deduction IRA established for the benefit of the employees of any company with an account(s) in excess of $10 million managed by Lord Abbett or its sub-advisers on a private-advisory-account basis; or (3) purchases by institutional investors, such as retirement plans ("Plans"), companies, foundations, trusts, endowments and other entities where the total amount of potential investable assets exceeds $50 million, that were not introduced to Lord Abbett by persons associated with a broker or dealer primarily involved in the retail security business. Additional payments may be made by Lord Abbett out of its own resources with respect to certain of these sales.

   HOW MUCH MUST YOU INVEST? You may buy our shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor, our principal underwriter. Place your order with your investment dealer or send the money to the Fund (P.O. Box 219366, Kansas City, Missouri 64121). The minimum initial investment is $1 million, except for (1) certain purchases through Financial Intermediaries that charge a fee for services that include investment advisory or management services, and (2) purchases by Plans meeting the eligibility requirements described in the preceding paragraph, which have no minimum. This offering may be suspended, changed or withdrawn by Lord Abbett Distributor, which reserves the right to reject any order.

   IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT REQUIRED BY THE USA PATRIOT ACT. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions including the Fund to obtain, verify, and record information that identifies each person or entity that opens an account. What this means for you - when you open an account, we will require your name, address, date and place of organization or date of birth, Taxpayer Identification Number or Social Security Number, and we may ask for other information that will allow us to identify you. We also will ask for this information in the case of persons who will be signing on behalf of certain entities that will own the account. We may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your purchase order or account application. Your monies will not be invested until we have all required information. You also should know that we will verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders or account applications accompanied by cash, cashier's checks, money orders, bank drafts, traveler's checks, and third party or double-endorsed checks, among others.

   BUYING SHARES THROUGH YOUR DEALER. Orders for shares received by the Fund prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett Distributor prior to the close of its business day, will be confirmed at the NAV effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett Distributor in proper form prior to the close of its next business day are executed at the NAV effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett Distributor. A business day is a day on which the NYSE is open for trading.

   BUYING SHARES BY WIRE. To open an account, call 888-666-0022, Institutional Trade Dept., to set up your account and to arrange a wire transaction. Wire to: UMB, N.A., Kansas City, Routing number - 101000695, bank account number:
   987800033-3, FBO: (account

   name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class Y shares and include your new account number and your name. To add to an existing account, wire to: UMB, N.A., Kansas City, routing number - 101000695, bank account number: 987800033-3, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class Y shares and include your account number and your name.

REDEMPTIONS

   Redemptions of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide the Fund with one or more completed forms before your order will be executed. For more information, please call 800-821-5129.

   BY BROKER. Call your investment professional for instructions on how to redeem your shares.

   BY TELEPHONE. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Fund at 800-821-5129.

   BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

   Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

[SIDENOTE]

TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number, and other relevant information. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

   If the signer has any legal capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an ELIGIBLE GUARANTOR. Certain other legal documentation may be required. For more information regarding proper documentation, please call 800-821-5129.

   A GUARANTEED SIGNATURE is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

   - a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation),

   - a redemption check payable to anyone other than the shareholder(s) of record,

   - a redemption check to be mailed to an address other than the address of record,

   - a redemption check payable to a bank other than the bank we have on file, or

   - a redemption for $50,000 or more.

   BY WIRE. In order to receive funds by wire, our servicing agent must have the wiring instructions on file. To verify that this feature is in place, call 888-666-0022, Institutional Trading Dept. (minimum wire: $1,000). Your wire redemption request must be received by the Fund before the close of the NYSE for money to be wired on the next business day.

   REDEMPTIONS IN KIND. The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Fund would do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

DISTRIBUTIONS AND TAXES

   The Fund expects to pay you dividends from its net investment income annually and expects to distribute any net capital gains annually as "capital gains distributions."

[SIDENOTE]

ELIGIBLE GUARANTOR is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

-  In the case of an estate -

   Robert A. Doe
   Executor of the Estate of
   John W. Doe

   [Date]

[SEAL]

-  In the case of a corporation -
   ABC Corporation

   Mary B. Doe

   By Mary B. Doe, President
   [Date]

[SEAL]

   Distributions will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. The Fund's distributions are taxable to you in the year they are considered received for tax purposes. Distributions of investment income and short-term capital gains are taxable to you as ordinary income; however, certain qualified dividends that the Fund receives and distributes to you may be subject to a reduced tax rate if you meet the holding period and certain other requirements. Distributions of net long-term capital gains are taxable to you as long-term capital gains. This tax treatment of distributions of net long-term capital gains applies regardless of how long you have owned Fund shares or whether distributions are reinvested or paid in cash.

   Except in tax-advantaged accounts, any sale, redemption, or exchange of Fund shares may be taxable to you.

   If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

   Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by the Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

SERVICES FOR FUND INVESTORS

   We offer the following shareholder services:

   TELEPHONE EXCHANGE PRIVILEGE. Class Y shares may be exchanged without a service charge for Class Y shares of any ELIGIBLE FUND among the Lord Abbett-sponsored funds.

   ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.

[SIDENOTE]

EXCHANGE LIMITATIONS. As described under "Your Investment - Purchases," we reserve the right to modify, restrict or reject any exchange request if the Fund or Lord Abbett Distributor determines it is in the best interest of the Fund and its shareholders. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice.

ELIGIBLE FUND. An Eligible Fund is any Lord Abbett-sponsored fund offering Class Y shares.

   HOUSEHOLDING. We have adopted a policy that allows us to send only one copy of the Fund's prospectus, proxy material, Annual Report and Semiannual Report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 800-821-5129 or send a written request with your name, the name of your Fund or Funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219366, Kansas City, MO 64121.

   ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Fund at 800-821-5129.

   REVENUE SHARING AND OTHER PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES. Lord Abbett, Lord Abbett Distributor and the Fund may make certain payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers").

   Lord Abbett or Lord Abbett Distributor makes payments to Dealers in its sole discretion, at its own expense and without cost to the Fund or the Fund's shareholders. The payments may be for:

   - marketing and/or distribution support for Dealers;

   - the Dealers' and their investment professionals' shareholder servicing efforts;

   - training and education activities for the Dealers, their investment professionals and/or their clients or potential clients;

   - certain information regarding Dealers and their investment professionals;

   - sponsoring or otherwise bearing, in part or in whole, the costs for other meetings of Dealers' investment professionals and/or their clients or potential clients;

   - the purchase of products or services from the Dealers, such as investment research, software tools or data for investment analysis purposes; and/or

   - certain Dealers' costs associated with orders relating to Fund shares ("ticket charges").

   Some of these payments may be referred to as revenue sharing payments. Most of these payments are intended to reimburse Dealers directly or indirectly for the costs that they or their investment professionals incur in connection with educational seminars and training efforts about the Lord Abbett Funds to enable the Dealers and their investment professionals to make recommendations and provide services that are suitable and useful in meeting shareholder needs, as well as to maintain the necessary infrastructure to make the Lord Abbett Funds available to shareholders. The costs and expenses related to these efforts may include travel, lodging, and entertainment and meals, among other things. In addition, Lord Abbett Distributor may, for specified periods of time, decide to forgo the portion of any front-end sales charges to which it normally is entitled and allow Dealers to retain the full sales charge for sales of Fund shares. In some instances, these temporary arrangements will be offered only to certain Dealers expected to sell significant amounts of Fund shares.


   Lord Abbett or Lord Abbett Distributor, in its sole discretion, determines the amounts of payments to Dealers, with the exception of purchases of products or services and certain expense reimbursements. Lord Abbett and Lord Abbett Distributor consider many factors in determining the basis or amount of any additional payments to Dealers. The factors include the Dealer's sales, assets and redemption rates relating to Lord Abbett Funds, penetration of Lord Abbett Fund sales among investment professionals within the Dealer, and the potential to expand Lord Abbett's relationship with the Dealer. Lord Abbett and Lord Abbett Distributor also may take into account other business relationships Lord Abbett has with a Dealer, including other Lord Abbett financial products or advisory services sold by or provided to a Dealer or one or more of its affiliates. Based on its analysis of these factors, Lord Abbett groups Dealers into tiers, each of which is associated with a particular maximum amount of revenue sharing payments expressed as a percentage of assets of the Lord Abbett Funds attributable to that particular Dealer. The payments presently range from amounts equal to an annual rate of 0.02% to 0.1% of one or more of the Lord Abbett Funds' assets attributable to the Dealer and/or its investment professionals. For certain relationships entered into prior to February 1, 2006 with Dealers selling the Lord Abbett Funds in connection with variable insurance products, Lord Abbett or Lord Abbett Distributor may make payments up to 0.15% of the related Lord Abbett Funds' assets and/or sales. The maximum payment limitations may not be inclusive of payments for certain items, such as training and education activities, other meetings, and the purchase of certain products and services from the Dealers. The Dealers within a particular tier may receive different amounts of revenue sharing or may not receive any. Lord Abbett or Lord Abbett Distributor may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any given Fund. In addition, Lord Abbett's formula for calculating revenue sharing payments may be different from the formulas that the Dealers use. Please refer to the Fund's Statement of Additional Information for additional information relating to revenue sharing payments.


   Neither Lord Abbett nor Lord Abbett Distributor makes payments directly to a Dealer's investment professionals, but rather they are made solely to the Dealer itself (with the exception of expense reimbursements related to the attendance of a Dealer's investment professionals at training and education meetings and at other meetings involving the Lord Abbett Funds). The Dealers receiving additional payments include those that may recommend that their clients consider or select the Fund or other Lord Abbett Funds for investment purposes, including those that may include one or more of the Lord Abbett Funds on a "preferred" or "recommended" list of mutual funds. In some circumstances, the payments may create an incentive for a Dealer or its investment professionals to recommend or sell shares of Lord Abbett Funds to a client over shares of other funds. For more specific information about any additional payments, including revenue sharing, made to your Dealer, please contact your investment professional.

   The Fund's portfolio transactions are not used as a form of sales-related compensation to Dealers that sell shares of the Lord Abbett Funds. Lord Abbett places the Fund's portfolio transactions with broker-dealer firms based on the firm's ability to provide the best net results from the transaction to the Fund. To the extent that Lord Abbett determines that a Dealer can provide the Fund with the best net results, Lord Abbett may place the Fund's portfolio transactions with the Dealer even though it sells or has sold shares of the Fund. In no event, however, does or will Lord Abbett give any consideration to a Dealer's sales in deciding which Dealer to choose to execute the Fund's portfolio transactions. Lord Abbett maintains policies and procedures designed to ensure that it places portfolio transactions based on the Fund's receipt of the best net results only. These policies and procedures also permit Lord Abbett to give consideration to proprietary investment research a Dealer may provide to Lord Abbett.

   In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, the Lord Abbett Funds may enter into arrangements with and pay fees to Financial Intermediaries that provide recordkeeping services to certain groups of investors in the Lord Abbett Funds, including participants in Retirement and Benefit Plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of Financial Intermediaries that operate in an omnibus environment (collectively, "Investors"). The recordkeeping services typically include:
   (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees the Lord Abbett Funds pay: (1) are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services; and (2) do not relate to distribution services. The Lord Abbett Funds understand that, in accordance with guidance from the U.S. Department of Labor, Retirement and Benefit Plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the Retirement and Benefit Plans or the Investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients' charges by the amount of fees the recordkeeper receives from mutual funds.

   The Lord Abbett Funds may also pay fees to broker-dealers for networking services. Networking services may include but are not limited to:

   - establishing and maintaining individual accounts and records;

   - providing client account statements; and

   - providing 1099 forms and other tax statements.

   The networking fees that the Lord Abbett Funds pay to broker-dealers normally result in reduced fees to the transfer agent, which would otherwise provide these services.

                                                              MID-CAP VALUE FUND

                              FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS


   This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2005 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


================================================================================

                                                                           CLASS Y SHARES
                                                    --------------------------------------------------------------
                                                                          YEAR ENDED 12/31
PER SHARE OPERATING PERFORMANCE                       2005          2004           2003         2002        2001
NET ASSET VALUE, BEGINNING OF YEAR                  $   22.59    $   18.78       $   15.38    $  17.38    $  16.97
INVESTMENT OPERATIONS:
  Net investment income(a)                                .20          .17             .17         .17         .16
  Net increase from payment by an
   affiliate on disposal of investments
   in violation of an investment restriction               --           --(c)           --          --          --
  Net realized and unrealized gain (loss)                1.67         4.44            3.69       (1.79)       1.14
Total from investment operations                         1.87         4.61            3.86       (1.62)       1.30
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                  (.18)        (.13)           (.26)       (.10)       (.05)
  Net realized gain                                     (1.91)        (.67)           (.20)       (.28)       (.84)
Total distributions                                     (2.09)        (.80)           (.46)       (.38)       (.89)
NET ASSET VALUE, END OF YEAR                        $   22.37    $   22.59       $   18.78    $  15.38    $  17.38
TOTAL RETURN(b)                                          8.53%       24.59%(d)       25.39%      (9.43)%      8.33%
RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions                  .72%         .77%            .82%        .82%        .84%
  Expenses, excluding expense reductions                  .73%         .77%            .82%        .82%        .84%
  Net investment income                                   .90%         .85%           1.01%       1.17%        .97%


================================================================================

                                                                           YEAR ENDED 12/31
                                                    --------------------------------------------------------------
SUPPLEMENTAL DATA:                                    2005          2004           2003         2002        2001
Net assets, end of year (000)                       $ 855,628    $ 569,800       $ 357,388    $ 78,392    $  4,162
Portfolio turnover rate                                 25.97%       20.35%          16.17%      23.10%      31.52%



(a)  Calculated using average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Amount represents less than $.01.
(d) The effect of payment by an affiliate for violation of an investment restriction on total return is less than .01%.

TO OBTAIN INFORMATION:                 ADDITIONAL INFORMATION

BY TELEPHONE. For shareholder           More information on the Fund is available free
account inquiries call the Fund at:     upon request, including the following:
800-821-5129. For literature
requests call the Fund at:              ANNUAL/SEMIANNUAL REPORT
800-874-3733.
                                        The Fund's Annual and Semiannual Reports contain
BY MAIL. Write to the Fund at:          more information about the Fund's investments.
The Lord Abbett Family of Funds         The Annual Report also includes details about
90 Hudson Street                        the market conditions and investment strategies
Jersey City, NJ 07302-3973              that had a significant effect on the Fund's
                                        performance during the last fiscal year. The
VIA THE INTERNET.                       Reports are available, free of charge, at
LORD, ABBETT & CO. LLC                  www.LordAbbett.com, and through other means, as
www.LordAbbett.com                      indicated on the left.

Text only versions of Fund              STATEMENT OF ADDITIONAL INFORMATION ("SAI")
documents can be viewed online or
downloaded from the SEC:                Provides more details about the Fund and its
www.sec.gov.                            policies. A current SAI is on file with the
                                        Securities and Exchange Commission ("SEC") and
You can also obtain copies by           is incorporated by reference (is legally
visiting the SEC's Public Reference     considered part of this prospectus). Although
Room in Washington, DC (phone           the SAI is not available at www.LordAbbett.com,
202-942-8090) or by sending your        the SAI is available through other means,
request and a duplicating fee to        generally without charge, as indicated on the
the SEC's Public Reference Section,     left.
Washington, DC 20549-0102 or by
sending your request electronically
to publicinfo@sec.gov.


[LORD ABBETT(R) LOGO]

   Lord Abbett Mutual Fund shares
         are distributed by:
     LORD ABBETT DISTRIBUTOR LLC                                                            LAMCVF-Y-1
          90 Hudson Street               Lord Abbett Mid-Cap Value Fund, Inc.               (5/06)
 Jersey City, New Jersey 07302-3973
                                         SEC FILE NUMBER: 811-3691

LORD ABBETT

STATEMENT OF ADDITIONAL INFORMATION                                  MAY 1, 2006


                                   LORD ABBETT
                            MID-CAP VALUE FUND, INC.
                          (CLASS A, B, C, AND P SHARES)


This Statement of Additional Information ("SAI") is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, NJ 07302-3973. This SAI relates to, and should be read in conjunction with, the Prospectus for the Lord Abbett Mid-Cap Value Fund, Inc. (the "Fund") dated May 1, 2006.


Shareholder account inquiries should be made by directly contacting the Fund or by calling 800-821-5129. The Annual Report to Shareholders contains additional performance information and is available without charge, upon request by calling 800-874-3733. In addition, you can make inquiries through your dealer.

                                TABLE OF CONTENTS


                                                                            PAGE
1.  Fund History                                                              2
2.  Investment Policies                                                       2
3.  Management of the Fund                                                   10
4.  Control Persons and Principal Holders of Securities                      15
5.  Investment Advisory and Other Services                                   16
6.  Brokerage Allocations and Other Practices                                19
7.  Classes of Shares                                                        20
8.  Purchases, Redemptions, Pricing and Payments to Dealers                  25
9.  Taxation of the Fund                                                     30
10. Underwriter                                                              32
11. Performance                                                              32
12. Financial Statements                                                     34
    Appendix A - Fund Portfolio Information Recipients                       35
    Appendix B - Proxy Voting Policies and Procedures                        41

                                       1.
                                  FUND HISTORY

Lord Abbett Mid-Cap Value Fund, Inc. is a diversified open-end investment management company registered under the Investment Company Act of 1940, as amended (the "Act"). The Fund was incorporated under Maryland law on March 14, 1983, and has 1,170,000,000 shares of authorized capital stock, at $.001 par value. The Fund consists of five classes of shares: Class A, Class B, Class C, Class P, and Class Y. The Board of Directors (the "Board") will allocate the authorized shares of capital stock among the classes from time to time. Only the Fund's Class A, B, C, and P shares are offered in this SAI. The Fund's Class Y shares are described in a separate statement of additional information.


The Fund is not available for purchase by new investors other than described in the Prospectus under the "Your Investment- Purchases" section.


                                       2.
                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS. The Fund's investment objective in the Prospectus cannot be changed without approval of a majority of the Fund's outstanding shares. The Fund is subject to the following fundamental investment restrictions that cannot be changed without approval of a majority of the Fund's outstanding shares.

The Fund may not:

     (1) borrow money, except that (i) it may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) it may borrow up to an additional 5% of its total assets for temporary purposes, (iii) it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) it may purchase securities on margin to the extent permitted by applicable law;

     (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Fund's investment policies as permitted by applicable law);

     (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

     (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

     (5) buy or sell real estate (except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein), or commodities or commodity contracts (except to the extent the Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);


     (6) with respect to 75% of its gross assets, buy securities of one issuer representing more than (i) 5% of its gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) own more than 10% of the voting securities of such issuer;


     (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or

     (8) issue senior securities to the extent such issuance would violate applicable law.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security, except in the case of the first restriction with which the Fund must comply on a continuous basis.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to the Fund's investment objective in the Prospectus and the investment restrictions above that cannot be changed without shareholder approval, the Fund is also subject to the following non-fundamental investment restrictions that may be changed by the Board without shareholder approval.

The Fund may not:

          (1) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

          (2) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933 ("Rule 144A"), determined by Lord Abbett to be liquid, subject to the oversight of the Board;

          (3) invest in securities issued by other investment companies except to the extent permitted by applicable law (the Fund may not, however, rely on Sections 12(d)(1)(F) and 12(d)(1)(G) of the
               Act);

          (4) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of its total assets (included within such limitation, but not to exceed 2% of its total assets, are warrants that are not listed on the New York Stock Exchange ("NYSE") or American Stock Exchange or a foreign exchange);

          (5) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that it may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

          (6) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's Prospectus and SAI, as they may be amended from time to time; or

          (7) buy from or sell to any of the Fund's officers, directors, employees, or its investment adviser or any of the adviser's officers, partners or employees, any securities other than shares of the Fund.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security.


PORTFOLIO TURNOVER RATE. For the fiscal years ended December 31, 2005 and 2004, the Fund's portfolio turnover rate was 25.97% and 20.35%, respectively.


ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS, AND TECHNIQUES. This section provides further information on certain types of investments and investment techniques that may be used by the Fund, including their associated risks.

BORROWING MONEY. The Fund may borrow money for certain purposes as described above under "Fundamental Investment Restrictions." If the Fund borrows money and experiences a decline in its net asset value, the borrowing will increase its losses.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. The market value of convertible securities tends to decline as interest rates increase. If, however, the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. In such a case, a convertible security may lose much of its value if the value of the underlying common stock then falls below the conversion price of the security. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly based on its fixed income characteristics, and thus, may not necessarily decline in price as much as the underlying common stock.


DEBT SECURITIES. In accordance with the Fund's investment objective and policies, the Fund may invest in debt securities, such as bonds, debentures, government obligations, commercial paper and pass-through instruments. The value of debt securities may fluctuate based on changes in interest rates and the issuer's financial condition. When interest rates rise or the issuer's financial condition worsens or is perceived by the market to be at greater risk, the value of debt securities tends to decline. A security will be considered "investment grade" if at least one Rating Agency (as defined in the Prospectus) assigns such a rating to the security or if Lord Abbett determines the security to be of such quality.


DEPOSITARY RECEIPTS. The Fund may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information, and other risks. ADRs are not considered to be foreign securities for purposes of the Fund's limitation on investments in foreign securities.

FOREIGN CURRENCY TRANSACTIONS. In accordance with the Fund's investment objective and policies, the Fund may, but is not required to, engage in various types of foreign currency exchange transactions to seek to hedge against the risk of loss from changes in currency exchange rates. The Fund may employ a variety of investments and techniques, including spot and forward foreign exchange transactions, currency swaps, listed or OTC options on currencies, and currency futures and options on currency futures (collectively, "Foreign Exchange"). Currently, the Fund generally does not intend to hedge most currency risks.

Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or OTC markets.

The Fund will not speculate in Foreign Exchange transactions. Accordingly, the Fund will not hedge a currency in excess of the aggregate market value of the securities which it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. The Fund may, however, hedge a currency by entering into a Foreign Exchange transaction in a currency other than the currency being hedged (a "cross-hedge"). The Fund will only enter into a cross-hedge if Lord Abbett believes that (i) there is a high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be more cost-effective or provide greater liquidity than executing a similar hedging transaction in the currency being hedged.

Foreign Exchange transactions involve substantial risks. Although the Fund will use Foreign Exchange transactions to hedge against adverse currency movements, Foreign Exchange transactions involve the risk that anticipated currency movements will not be accurately predicted and that the Fund's hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses. Foreign Exchange transactions may subject the Fund to the risk that the counterparty will be unable to honor its financial obligation to the Fund, and the risk that relatively small market movements may result in large changes in the value of a Foreign Exchange instrument. If the Fund cross-hedges, the Fund will face the risk that the Foreign Exchange instrument purchased will not correlate as expected with the position being hedged.

FOREIGN SECURITIES. The Fund may invest up to 10% of its net assets in foreign securities that are primarily traded outside the United States. This limitation does not include ADRs. Foreign securities may involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers, including the following:

     - Foreign securities may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to foreign securities and changes in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the foreign currency in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security in U.S. dollars.

     - Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets generally are more expensive than in the U.S.

     - Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures may be unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

     - Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a comparable U.S. issuer.

     - There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.

     - Foreign securities markets may have substantially less volume than U.S. securities markets, and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers.

     - Foreign securities may trade on days when the Fund does not sell shares. As a result, the value of the Fund's portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares.

     - With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Fund, and political or social instability or diplomatic developments that could affect investments in those countries.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Although the Fund has no current intention of doing so, the Fund may engage in futures and options on futures transactions in accordance with its investment objective and policies.

Futures contracts are standardized contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit a specified amount of cash or eligible securities called "initial margin." Subsequent payments, called "variation margin," are made on a daily basis as the market price of the futures contract or option fluctuates.

The Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent the Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management strategies, including gaining efficient exposure to markets and minimizing transaction costs. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Fund may not purchase or sell futures contracts, options on futures contracts or options on currencies traded on a CFTC-regulated exchange for non bona fide hedging purposes if the aggregate initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

Futures contracts and options on futures contracts present substantial risks, including the following:

     - While the Fund may benefit from the use of futures and related options, unanticipated market events may result in poorer overall performance than if the Fund had not entered into any futures or related options transactions.

     - Because perfect correlation between a futures position and a portfolio position that the Fund intends to hedge is impossible to achieve; a hedge may not work as intended, and the Fund may thus be exposed to additional risk of loss.

     - The loss that the Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

     - Futures markets are highly volatile, and the use of futures may increase the volatility of the Fund's net asset value.

     - As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to the Fund.

     - Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

     - The counterparty to an OTC contract may fail to perform its obligations under the contract.


Stock Index Futures. Although the Fund has no current intention of doing so, the Fund may seek to reduce the volatility in its portfolio through the use of stock index futures contracts. A stock index futures contract is an agreement pursuant to which two parties agree, one to receive and the other to pay, on a specified date an amount of cash equal to a specified dollar amount -- established by an exchange or board of trade -- times the difference between the value of the index at the close of the last trading day of the contract and the price at which the futures contract is originally written. The purchaser pays no consideration at the time the contract is entered into; the purchaser only pays a good faith deposit.


The market value of a stock index futures contract is based primarily on the value of the underlying index. Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract. If a stock index is established that is made up of securities whose market characteristics closely parallel the market characteristics of the securities in the Fund's portfolio, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of the portfolio. Thus, if the Fund sells futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e., the size of the futures position). Conversely, when the Fund has cash available (for example, through substantial sales of shares) and wishes to invest the cash in anticipation of a rising market, the Fund could rapidly hedge against the expected market increase by buying futures contracts to offset the cash position and thus cushion the adverse effect of attempting to buy individual securities in a rising market. Stock index futures contracts are subject to the same risks as other futures contracts discussed above under "Futures Contracts and Options on Futures Contracts."

HIGH-YIELD OR LOWER-RATED DEBT SECURITIES. High-yield debt securities (also referred to as "lower-rated debt securities" or "junk bonds") are rated BB/Ba or lower and may pay a higher yield, but entail greater risks, than investment grade debt securities. When compared to investment grade debt securities, high-yield debt securities:

     - have a higher risk of default and their prices can be much more volatile due to lower liquidity;

     -    tend to be less sensitive to interest rate changes; and

     - pose a greater risk that the exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower-yielding bonds.

In addition, while the market for high-yield, corporate debt securities has been in existence for many years, the market in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly-leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of this market, especially during periods of economic recession.

Since the risk of default is higher among high-yield debt securities, Lord Abbett's research and analysis are important ingredients in the selection of such securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, the Fund seeks to reduce this risk. There can be no assurance, however, that this risk will in fact be reduced and that losses will not occur. The Fund does not have any minimum rating criteria applicable to the fixed-income securities in which it invests.

ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

     -    Domestic and foreign securities that are not readily marketable.

     - Repurchase agreements and time deposits with a notice or demand period of more than seven days.

     - Certain restricted securities, unless Lord Abbett determines, subject to the oversight of the Board, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A ("144A Securities") and is liquid.

144A Securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of the Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

INVESTMENT COMPANIES. The Fund may invest in securities of other investment companies subject to limitations prescribed by the Act, except that the Fund cannot rely on Sections 12(d)(1)(F) and (G). These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. The Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests. Such investment companies will generally be money market funds or have investment objectives, policies and restrictions substantially similar to those of the investing Fund and will be subject to substantially the same risks.

The Fund may, consistent with its investment policies, invest in investment companies established to accumulate and hold a portfolio of securities that is intended to track the price performance and dividend yield of a well-known securities index. The Fund may use such investment company securities for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of the securities may not perfectly parallel the price movement of the underlying index. An example of this type of security is the Standard & Poor's Depositary Receipt, commonly known as a "SPDR."

LISTED OPTIONS ON SECURITIES. The Fund may purchase and write national securities exchange-listed put and call options on securities or securities indices. A "call option" is a contract sold for a price giving its holder the right to buy a specific amount of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Fund may write covered call options that are traded on a national securities exchange with respect to securities in its portfolio in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. During the period of the option, the Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). The Fund may also enter into "closing purchase transactions" in order to terminate its obligation to deliver the underlying security. This may result in a short-term gain or loss. A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If the Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation.

A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Writing listed put options may be a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or when the investment manager believes a more defensive and less fully invested position is desirable in light of market conditions. The Fund will not purchase an option if, as a result of such purchase, more than 10% of its net assets would be invested in premiums for such options. The Fund may write covered put options to the extent that cover for such options does not exceed 15% of its net assets. The Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of its net assets at the time an option is written.

The purchase and writing of options is a highly specialized activity that involves special investment risks. The Fund may use options for hedging or cross hedging purposes or to seek to increase total return (which is considered a speculative activity). If Lord Abbett is incorrect in its expectation of changes in market prices or determination of the correlation between the securities on which options are based and the Fund's portfolio securities, the Fund may incur losses. The use of options can also increase the Fund's transaction costs.

PREFERRED STOCK, WARRANTS, AND RIGHTS. The Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stockholders but after bond holders and other creditors. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Investments in preferred stock present market and liquidity risks. The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than the market for the issuer's common stock.

Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date. Investments in warrants and rights are thus speculative, and may result in a total loss of the money invested.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction by which the purchaser acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. The Fund requires at all times that the repurchase agreement be collateralized by cash or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises ("U.S. Government Securities") having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). Such agreements permit the Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. The Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Lord Abbett, as the investment manager, to present minimal credit risks. Lord Abbett will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.

REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). This risk is greatly reduced because the Fund generally receives cash equal to 98% of the price of the security sold. Engaging in reverse repurchase agreements may also involve the use of leverage, in the Fund may reinvest the cash it receives in additional securities. The Fund will attempt to minimize this risk by managing its duration. The Fund's reverse repurchase agreements will not exceed 20% of the Fund's net assets.


SECURITIES LENDING. Although the Fund has no current intention of doing so, the Fund may lend portfolio securities to registered broker-dealers. These loans may not exceed 30% of the Fund's total assets. Securities loans will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or other permissible means at least equal to 102% of the market value of the domestic securities loaned and 105% in the case of foreign securities loaned. The Fund may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons of the Fund.


By lending portfolio securities, the Fund can increase income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government Securities, or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities or other forms of non-cash collateral are received. Lending portfolio securities could result in a loss or delay in recovering the Fund's securities if the borrower defaults.

SHORT SALES. The Fund may make short sales of securities or maintain a short position, if at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short. The Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales.

TEMPORARY DEFENSIVE INVESTMENTS. As described in the Prospectus, the Fund is authorized to temporarily invest a substantial amount, or even all, of its assets in various short-term fixed income securities to take a defensive position. These securities include:


     -    U.S. Government Securities;

     - Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes;

     - Bank certificates of deposit and time deposits. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return;

     - Bankers' acceptances. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity;


     -    Repurchase agreements.

WHEN-ISSUED OR FORWARD TRANSACTIONS. The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government Securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund's custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date that could result in depreciation of the value of fixed income when-issued securities. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

POLICIES AND PROCEDURES GOVERNING DISCLOSURE OF PORTFOLIO HOLDINGS. The Board has adopted policies and procedures with respect to the disclosure of the Fund's portfolio holdings and ongoing arrangements making available such information to the general public, as well as to certain third parties on a selective basis. Among other things, the policies and procedures are reasonably designed to ensure that the disclosure is in the best interests of Fund shareholders and to address potential conflicts of interest between the Fund on the one hand and Lord Abbett and its affiliates or affiliates of the Fund on the other hand. Except as noted in the three instances below, the Fund does not provide portfolio holdings to any third party until they are made available to the general public on Lord Abbett's website at www.LordAbbett.com or otherwise. The exceptions are as follows:

     1. The Fund may provide its portfolio holdings to (a) third parties that render services to the Fund relating to such holdings (i.e., pricing vendors, ratings organizations, custodians, external administrators, independent public accounting firms, counsel, etc.), as appropriate to the service being provided to the Fund, on a daily, monthly, calendar quarterly or annual basis within 15 days following the end of the period, and (b) third party consultants on a monthly or calendar quarterly basis within 15 days following period-end for the sole purpose of performing their own analyses with respect to the Fund. The Fund may discuss or otherwise share portfolio holdings or related information with counterparties that execute transactions on behalf of the Fund;

     2. The Fund may provide portfolio commentaries or fact sheets containing, among other things, a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, and/or portfolio performance attribution information as of the month-end within 15 days thereafter to certain Financial Intermediaries; and

     3. The Fund may provide its portfolio holdings or related information in response to governmental requests or subpoenas or in similar circumstances.


Before providing schedules of its portfolio holdings to a third party in advance of making them available to the general public, the Fund obtains assurances through contractual obligations, certifications or other appropriate means such as due diligence sessions and other meetings to the effect that: (i) neither the receiving party nor any of its officers, employees or agents will be permitted to take any holding-specific investment action based on the portfolio holdings, and (ii) the receiving party will not use or disclose the information except as it relates to rendering services for the Fund related to portfolio holdings, to perform certain internal analyses in connection with its evaluation of the Fund and/or its investment strategies, or for similar purposes. The sole exception relates to the agreement with SG Constellation, LLC, the provider of financing for the distribution of the Fund's Class B shares, which is authorized to engage in certain hedging transactions (including the purchase and/or sale of exchange-traded-funds but not including any other Fund holding-specific investment transactions) as a way of managing its business exposure to the value of the Fund's portfolios securities. In addition and also in the case of other portfolio related information, written materials will contain appropriate legends requiring that the information be kept confidential and restricting the use of the information. An executive officer of the Fund approves these arrangements subject to the Board's review and oversight, and Lord Abbett provides reports at least semiannually to the Board concerning them. The Board also reviews the Fund's policies and procedures governing these arrangements on an annual basis. These policies and procedures may be modified at any time with the approval of the Board.


Neither the Fund, Lord Abbett nor any other party receives any compensation or other consideration in connection with any arrangement described in this section, other than fees payable to a service provider rendering services to the Fund related to the Fund's portfolio holdings. For these purposes, compensation does not include normal and customary fees that Lord Abbett or an affiliate may receive as a result of investors making investments in the Fund. Neither the Fund, Lord Abbett nor any of their affiliates has entered into an agreement or other arrangement with any third party recipient of portfolio related information under which the third party would maintain assets in the Fund or in other investment companies or accounts managed by Lord Abbett or any of its affiliated persons.

Lord Abbett's Compliance Department periodically reviews and evaluates Lord Abbett's adherence to the above policies and procedures, including the existence of any conflicts of interest between the Fund on the one hand and Lord Abbett and its affiliates or affiliates of the Fund on the other hand. The Compliance Department reports to the Board at least annually regarding its assessment of compliance with these policies and procedures.

FUND'S PORTFOLIO INFORMATION RECIPIENTS. Attached as Appendix A is a list of the third parties that may receive portfolio holdings information under the circumstances described above.

                                       3.
                             MANAGEMENT OF THE FUND


The Board of Directors is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. As discussed in the Fund's Annual Report to Shareholders, the Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Fund's investment adviser.

INTERESTED DIRECTOR


The following Director is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 54 portfolios or series.



                          CURRENT POSITION
NAME, ADDRESS AND        LENGTH OF SERVICE         PRINCIPAL OCCUPATION
YEAR OF BIRTH                WITH FUND            DURING PAST FIVE YEARS        OTHER DIRECTORSHIPS
-----------------        -----------------        ----------------------        -------------------
ROBERT S. DOW            Director since      Managing Partner and Chief         N/A
Lord, Abbett & Co. LLC   1995; Chairman      Executive Officer of Lord Abbett
90 Hudson Street         since 1996          since 1996.
Jersey City, NJ 07302
(1945)


INDEPENDENT DIRECTORS


The following independent or outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 54 portfolios or series.



                          CURRENT POSITION
NAME, ADDRESS AND        LENGTH OF SERVICE           PRINCIPAL OCCUPATION
YEAR OF BIRTH                WITH FUND              DURING PAST FIVE YEARS           OTHER DIRECTORSHIPS
-----------------        -----------------          ----------------------           -------------------
E. THAYER BIGELOW        Director            Managing General Partner, Bigelow     Currently serves as
Lord, Abbett & Co. LLC   since 1994          Media, LLC (since 2000); Senior       director of Adelphia
c/o Legal Dept.                              Adviser, Time Warner Inc. (1998 -     Communications, Inc.,
90 Hudson Street                             2000); Acting Chief Executive         Crane Co., and Huttig
Jersey City, NJ 07302                        Officer of Courtroom Television       Building Products Inc.
(1941)                                       Network (1997 - 1998); President
                                             and Chief Executive Officer of Time
                                             Warner Cable Programming, Inc.
                                             (1991 - 1997).

WILLIAM H.T. BUSH        Director since      Co-founder and Chairman of the        Currently serves as
Lord, Abbett & Co. LLC   1998                Board of the financial advisory       director of WellPoint,
c/o Legal Dept.                              firm of Bush-O'Donnell & Company      Inc. (since 2002), and
90 Hudson Street                             (since 1986).                         Engineered Support
Jersey City, NJ 07302                                                              Systems, Inc. (since
(1938)                                                                             2000).

ROBERT B. CALHOUN, JR.   Director since      Managing Director of Monitor          Currently serves as
Lord, Abbett & Co. LLC   1998                Clipper Partners (since 1997) and     director of Avondale,
c/o Legal Dept.                              President of Clipper Asset            Inc. and Interstate
90 Hudson Street                             Management Corp. (since 1991), both   Bakeries Corp.
Jersey City, NJ 07302                        private equity investment funds.
(1942)


                                       11


JULIE A. HILL            Director since      Owner and CEO of the Hillsdale        Currently serves as
Lord, Abbett & Co. LLC   2004                Companies, a business consulting      director of WellPoint,
c/o Legal Dept.                              firm (since 1998); Founder,           Inc.; Resources
90 Hudson Street                             President and Owner of the            Connection Inc.; Holcim
Jersey City, NJ 07302                        Hiram-Hill and Hillsdale              (US) Inc. (a subsidiary
(1946)                                       Development Companies  (1998 -        of Holcim Ltd.); and Lend
                                             2000).                                Lease Corporation Limited.

FRANKLIN W. HOBBS        Director since      Former Chief Executive Officer of     Currently serves as
Lord, Abbett & Co. LLC   2000                Houlihan Lokey Howard & Zukin, an     director of Adolph Coors
c/o Legal Dept.                              investment bank (January 2002 -       Company.
90 Hudson Street                             April 2003); Chairman of Warburg
Jersey City, NJ 07302                        Dillon Read (1999 - 2001); Global
(1947)                                       Head of Corporate Finance of SBC
                                             Warburg Dillon Read (1997 - 1999);
                                             Chief Executive Officer of Dillon,
                                             Read & Co. (1994 - 1997).

THOMAS J. NEFF           Director since      Chairman of Spencer Stuart (U.S.),    Currently serves as
Lord, Abbett & Co. LLC   1983                an executive search consulting firm   director of Ace, Ltd.
c/o Legal Dept.                              (since 1996); President of Spencer    (since 1997) and Hewitt
90 Hudson Street                             Stuart (1979-1996).                   Associates, Inc.
Jersey City, NJ 07302
(1937)

JAMES L.L. TULLIS        Director since      CEO of Tullis-Dickerson and Co.       Currently serves as
Lord, Abbett & Co. LLC   2006                Inc, a venture capital management     Director of Crane Co.
c/o Legal Dept.                              firm (since 1990).                    (since 1998), and
90 Hudson Street                                                                   Viacell Inc. (since
Jersey City, NJ 07302                                                              2002).
(1947)


OFFICERS

None of the officers listed below have received compensation from the Fund. All the officers of the Fund may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.


NAME AND                  CURRENT POSITION      LENGTH OF SERVICE     PRINCIPAL OCCUPATION
(YEAR OF BIRTH)           WITH FUND             OF CURRENT POSITION   DURING PAST FIVE YEARS
---------------           ----------------      -------------------   ----------------------
ROBERT S. DOW             Chief Executive       Elected in 1995       Managing Partner and Chief Executive Officer
(1945)                    Officer and                                 of Lord Abbett (since 1996).
                          President

EDWARD K. VON DER LINDE   Executive             Elected in 1995       Partner and Investment Manager, joined Lord
(1960)                    Vice President                              Abbett in 1988.

EILEEN K. BANKO           Vice President        Elected in 1999       Equity Analyst, joined Lord Abbett in 1990.
(1967)


                                       12


JAMES BERNAICHE           Chief Compliance      Elected in 2004       Chief Compliance Officer, joined Lord Abbett
(1956)                    Officer                                     in 2001; formerly Vice President and Chief
                                                                      Compliance Officer with Credit Suisse Asset
                                                                      Management.

JOAN A. BINSTOCK          Chief Financial       Elected in 1999       Partner and Chief Operations Officer, joined
(1954)                    Officer and Vice                            Lord Abbett in 1999.
                          President

DAVID G. BUILDER          Vice President        Elected in 1998       Equity Analyst, joined Lord Abbett in 1998.
(1954)

JOHN K. FORST             Vice President and    Elected in 2005       Deputy General Counsel, joined Lord Abbett
(1960)                    Assistant Secretary                         in 2004; prior thereto Managing Director and
                                                                      Associate General Counsel at New York Life
                                                                      Investment Management LLC (2002-2003); formerly
                                                                      Attorney at Dechert LLP (2000-2002).

HOWARD E. HANSEN          Vice President        Elected in 1998       Partner and Investment Manager, joined Lord
(1961)                                                                Abbett in 1995.

LAWRENCE H. KAPLAN        Vice President and    Elected in 1997       Partner and General Counsel, joined Lord
(1957)                    Secretary                                   Abbett in 1997.

ROBERT G. MORRIS          Vice President        Elected in 1995       Partner and Chief Investment Officer, joined
(1944)                                                                Lord Abbett in 1991.

A. EDWARD OBERHAUS, III   Vice President        Elected in 1996       Partner and Manager of Equity Trading,
(1959)                                                                joined Lord Abbett in 1983.

CHRISTINA T. SIMMONS      Vice President and    Elected in 2000       Assistant General Counsel, joined Lord
(1957)                    Assistant Secretary                         Abbett in 1999.

BERNARD J. GRZELAK        Treasurer             Elected in 2003       Director of Fund Administration, joined Lord
(1971)                                                                Abbett in 2003; formerly Vice President,
                                                                      Lazard Asset Management LLC (2000-2003); prior
                                                                      thereto Manager of Deloitte & Touche LLP.


COMMITTEES


The standing committees of the Board are the Audit Committee, the Proxy Committee, the Nominating and Governance Committee and the Contracts Committee.

The Audit Committee is composed wholly of Directors who are not "interested persons" of the Fund. The members of the Audit Committee are Messrs. Bigelow, Calhoun, and Hobbs and Ms. Hill. The Audit Committee provides assistance to the Board in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Fund, and the quality and integrity of the Fund's financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of the Fund's independent registered public accounting firm and considering violations of the Fund's Code of Ethics to determine what action should be taken. The Audit Committee meets quarterly and during the past fiscal year met three times.

The Proxy Committee is composed of at least two Directors who are not "interested persons" of the Fund, and also may include one or more Directors who are partners or employees of Lord Abbett. The current members of the Proxy Committee are three independent Directors: Messrs. Bush, Neff and Tullis. The Proxy Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; and (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest. During the past fiscal year, the Proxy Committee met five times.

The Nominating and Governance Committee is composed of all the Directors who are not "interested persons" of the Fund. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as independent Directors and as committee members; and (ii) periodically reviewing director/trustee compensation. During the past fiscal year, the Nominating and Governance Committee met five times. The Nominating and Governance Committee has adopted policies with respect to its consideration of any individual recommended by the Fund's shareholders to serve as an independent Director. A shareholder who would like to recommend a candidate may write to the Fund.

The Contracts Committee consists of all Directors who are not "interested persons" of the Funds. The Contracts Committee conducts much of the factual inquiry undertaken by the Directors in connection with the Board's annual consideration of whether to renew the management and other contracts with Lord Abbett and Lord Abbett Distributor. The Contracts Committee held one formal meeting during the last fiscal year; in addition, members of the Committee conducted inquiries into the portfolio management approach and results of Lord Abbett, and reported the results of those inquiries to the Nominating and Governance Committee.


COMPENSATION DISCLOSURE

The following table summarizes the compensation for each of the directors/trustees of the Fund and for all Lord Abbett-sponsored funds.


The second column of the following table sets forth the compensation accrued by the Fund for independent Directors. The third column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the independent directors/trustees, and amounts payable but deferred at the option of the director/trustee. No director/trustee of the funds associated with Lord Abbett and no officer of the funds, received any compensation from the funds for acting as a director/trustee or officer.



                         (2)                                   (3)
                         FOR THE FISCAL YEAR ENDED             FOR YEAR ENDED DECEMBER 31, 2005
(1)                      DECEMBER 31, 2005 AGGREGATE           TOTAL COMPENSATION PAID BY THE FUND AND
NAME OF DIRECTOR         COMPENSATION ACCRUED BY THE FUND(1)   THIRTEEN OTHER LORD ABBETT-SPONSORED FUNDS(2)
----------------         -----------------------------------   ---------------------------------------------
E. Thayer Bigelow                      $26,560                                    $154,750
William H.T. Bush                      $27,421                                    $157,750
Robert B. Calhoun, Jr.                 $33,326                                    $179,750
Julie A. Hill                          $27,759                                    $157,750
Franklin W. Hobbs                      $29,170                                    $157,750
C. Alan MacDonald*                     $28,759                                    $166,125
Thomas J. Neff                         $27,858                                    $150,750



----------
*    Mr. MacDonald retired March 31, 2006.



     1. Independent Directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Fund to its independent Directors may be deferred at the option of a Director under an equity-based plan (the "equity-based plan") that deems the deferred amounts to be invested in shares of the Fund for later distribution to the Directors. In addition, $25,000 of each Director's retainer must be deferred and is deemed invested in shares of the Fund and other Lord Abbett-sponsored funds under the equity-based plan. Of the amounts shown in the second column, the total deferred amounts for the Directors are $4,630 $7,124, $33,326, $13,772, $29,170, $4,630, and $27,858, respectively.

     2. The third column shows aggregate compensation, including the types of compensation described in the second column, accrued by all Lord Abbett-sponsored funds during the year ended December 31, 2005, including fees directors/trustees have chosen to defer.

The following chart provides certain information about the dollar range of equity securities beneficially owned by each Director in the Fund and other Lord Abbett-sponsored funds as of December 31, 2005. The amounts shown include deferred compensation to the Directors deemed invested in fund shares. The amounts ultimately received by the Directors under the deferred compensation plan will be directly linked to the investment performance of the funds.



                         DOLLAR RANGE OF EQUITY   AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
NAME OF DIRECTOR         SECURITIES IN THE FUND         IN LORD ABBETT-SPONSORED FUNDS
----------------         ----------------------         ------------------------------
Robert S. Dow                 Over $100,000                      Over $100,000
E. Thayer Bigelow             Over $100,000                      Over $100,000
William H. T. Bush           $10,001-$50,000                     Over $100,000
Robert B. Calhoun, Jr.        Over $100,000                      Over $100,000
Julie A. Hill                $10,001-$50,000                     Over $100,000
Franklin W. Hobbs           $50,001-$100,000                     Over $100,000
C. Alan MacDonald*          $50,001-$100,000                     Over $100,000
Thomas J. Neff                Over $100,000                      Over $100,000



----------
*    Mr. MacDonald retired March 31, 2006.


CODE OF ETHICS

The directors, trustees and officers of Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with Rule 17j-1 of the Act and each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code of Ethics imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of the Advisory Group.

PROXY VOTING

The Fund has delegated proxy voting responsibilities to the Fund's investment adviser, Lord Abbett, subject to the Proxy Committee's general oversight. Lord Abbett has adopted its own proxy voting policies and procedures for this purpose. A copy of Lord Abbett's proxy voting policies and procedures is attached as Appendix B.


In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ending June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available on the SEC's website at www.sec.gov. The Fund also has made this information available, without charge, on Lord Abbett's website at www.LordAbbett.com.


                                       4.
               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of April 3, 2006, the Fund's officers and Directors, as a group, owned less than 1% of each of the classes of the Fund's outstanding shares. As of April 3, 2006, to the best of our knowledge, the following record holders owned 5% or more of the Fund's outstanding Class A, B, C, or P shares:



Edward Jones & Co.                 Class A   13.89%
201 Progress Pkwy                  Class B   10.73%
Maryland Hts, MO 63043

MLPF&S                             Class A    5.45%
4800 Deer Lake Dr. FL 3            Class B   14.68%
Jacksonville, FL 32246             Class C   29.10%
                                   Class P   20.07%

Citigroup Global Markets           Class B    7.30%
333 West 34th St. 3rd FL           Class C   11.76%
New York, NY 10001

Hartford Life Separate Account     Class P   31.76%
PO Box 2999,
Hartford, CT 06104

Citigroup Institutional Trust Co   Class P    6.85%
Company Trustee
400 Atrium Dr
Somerset, NJ 08873

NFS LLC FEBO FIIOC Agent           Class P   14.11%
FBO Qualified Employee Plans
100 Magellan Way, Covington, KY


Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

                                       5.
                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER


As described under "Management" in the Prospectus, Lord Abbett is the Fund's investment adviser. The following partners of Lord Abbett are also officers of the Fund: Joan A. Binstock, Howard E. Hansen, Lawrence H. Kaplan, Robert G. Morris, A. Edward Oberhaus, III, and Edward K. von der Linde. Robert S. Dow is the managing partner of Lord Abbett and an officer and Director of the Fund. The other partners of Lord Abbett are: Michael Brooks, Zane E. Brown, Patrick Browne, John J. DiChiaro, Sholom Dinsky, Lesley-Jane Dixon, Milton Ezrati, Kevin
P. Ferguson, Robert P. Fetch, Daria L. Foster, Daniel H. Frascarelli, Robert I. Gerber, Michael S. Goldstein, Michael A. Grant, Gerard Heffernan, Charles Hofer,
W. Thomas Hudson, Jr., Cinda Hughes, Ellen G. Itskovitz, Jerald Lanzotti, Richard Larsen, Robert A. Lee, Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Charles Massare, Jr., Paul McNamara, Robert J. Noelke, F. Thomas O'Halloran, R. Mark Pennington, Walter Prahl, Michael Radziemski, Eli M. Salzmann, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Richard Smola, Jarrod Sohosky, Diane Tornejal, Christopher J. Towle and Marion Zapolin. The address of each partner is 90 Hudson Street, Jersey City, NJ 07302-3973.

Under the Management Agreement between Lord Abbett and the Fund, the Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month. These management fees are allocated among the classes based on the classes' proportionate share of such average daily net assets. The annual rates are as follows:

     .75 of 1% on the first $200 million of average daily net assets; .65 of 1% on the next $300 million; and .50 of 1% on assets over $500 million.

For the fiscal years ended December 31, 2005, 2004, and 2003, Lord Abbett received management fees of $52,774,897, $39,109,946, and $24,460,868, respectively.


Although not obligated to do so, Lord Abbett may waive all or a part of its management fees and/or may assume other expenses of the Fund.


The Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, independent directors'/trustees' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to existing shareholders, insurance premiums, and other expenses connected with executing portfolio transactions.


INVESTMENT MANAGERS

As stated in the Prospectus, Lord Abbett uses a team of investment managers and analysts acting together to manage the investments of the Fund.


Edward K. von der Linde heads the team of the Mid-Cap Value Fund and the other senior member is Howard E. Hansen. Messrs. von der Linde and Hansen are primarily and jointly responsible for the day-to-day management of the Fund.

The following table indicates for the Fund as of December 31, 2005: (1) the number of other accounts managed by each investment manager who is primarily and/or jointly responsible for the day-to-day management of the Fund within certain categories of investment vehicles; and (2) the total assets in such accounts managed within each category. For each of the categories a footnote to the table also provides the number of accounts and the total assets in the accounts with respect to which the management fee is based on the performance of the account. Included in the Registered Investment Companies or mutual funds category are those U.S. registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles. Lord Abbett does not manage any hedge funds. The Other Accounts category encompasses Retirement and Benefit Plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by Financial Intermediaries unaffiliated with Lord Abbett. (The data shown below are approximate.)



                                             OTHER ACCOUNTS MANAGED (# AND TOTAL ASSETS IN MILLIONS)*
                                            ---------------------------------------------------------
                                                                     OTHER POOLED
                                            REGISTERED INVESTMENT     INVESTMENT
FUND                         NAME                 COMPANIES            VEHICLES       OTHER ACCOUNTS
----                         ----                 ---------            --------       --------------
Mid-Cap Value Fund   Edward von der Linde        11/ $3,995.9       1/ $ 64.0        5,486/ $2,852.8
                     Howard Hansen               12/ $5,902.9       2/ $156.5       5,493*/ $3,501.0*



* Included in the number of accounts and total assets is 1 account with respect to which the management fee is based on the performance of the account; such account totals approximately $435.0 million in total assets.


Conflicts of interest may arise in connection with the investment managers' management of the investments of the Fund and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Fund and other accounts with similar investment objectives and policies. An investment manager potentially could use information concerning the Fund's transactions to the advantage of other accounts and to the detriment of the Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the Fund. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers' management of the investments of the Fund and the investments of the other accounts referenced in the table above.

COMPENSATION OF INVESTMENT MANAGERS

Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. Base salaries are assigned at a level that takes into account the investment manager's experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the investment manager's investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns, the funds' size and cash flows, and similar factors. Investment results are evaluated based on an assessment of the investment manager's three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the investment manager's assets under management, the revenues generated by those assets, or the profitability of the investment manager's unit. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses investment managers on the impact their fund's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment manager's profit-sharing account are based on a percentage of the investment manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

HOLDINGS OF INVESTMENT MANAGERS


The following table indicates for the Fund the dollar range of shares beneficially owned by each investment manager who is primarily and/or jointly responsible for the day-to-day management of the Fund, as of December 31, 2005. This table includes the value of shares beneficially owned by such investment managers through 401(k) plans and certain other plans or accounts, if any.



                                                             DOLLAR RANGE OF SHARES IN THE FUND
                                                $1-     $10,001-   $50,001-   $100,001-  $500,001-       OVER
FUND            NAME                   NONE   $10,000    $50,000   $100,000   $500,000   $1,000,000   $1,000,000
----            ----                   ----   -------    -------   --------   --------   ----------   ----------
Mid-Cap Value
Fund            Edward von der Linde                                                          X
                Howard Hansen                                                                              X


ADMINISTRATIVE SERVICES

Pursuant to an Administrative Services Agreement with the Fund, Lord Abbett provides certain administrative services not involving the provision of investment advice to the Fund. Under the Agreement, the Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at an annual rate of .04 of 1%. This fee is allocated among the classes of shares of the Fund based on average daily net assets. The Administrative Services Agreement was effective January 1, 2003.


The administrative service fees paid to Lord Abbett for the Fund as of December 31, 2005, 2004 and 2003 are $4,141,746, $3,044,790 and $1,850,848, respectively.


PRINCIPAL UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and a subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Fund.

CUSTODIAN AND ACCOUNTING AGENT


State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105, is the Fund's custodian. The custodian pays for and collects proceeds of securities bought and sold by the Fund and attends to the collection of principal and income. The custodian may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by the Fund in foreign countries and to hold cash and currencies for the Fund. In accordance with the requirements of Rule 17f-5, the Board has approved arrangements permitting the Fund's foreign assets not held by the custodian or its foreign branches to be held by certain qualified foreign banks and depositories. In addition, State Street Bank & Trust Company performs certain accounting and recordkeeping functions relating to portfolio transactions and calculates the Fund's net asset value.


TRANSFER AGENT

DST Systems, Inc., 210 W. 10th St., Kansas City, MO, 64106, acts as the transfer agent and dividend disbursing agent for the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, Two World Financial Center, New York, NY, 10281, is the Independent Registered Public Accounting Firm of the Fund and must be approved at least annually by the Fund's Board to continue in such capacity. Deloitte & Touche LLP performs audit services for the Fund, including the examination of financial statements included in Fund's Annual Report to Shareholders.

                                       6.
                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES


It is Lord Abbett's and the Fund's policy to obtain best execution on all portfolio transactions, which means that Lord Abbett seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, the Fund may pay, as described below, a higher commission than some brokers might charge on the same transaction. The policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, the Fund, if considered advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Normally, the selection of broker-dealers is made by traders who are employees of Lord Abbett. These traders also do the trading for other accounts -- investment companies and other investment clients -- managed by Lord Abbett. They are responsible for seeking best execution.

In transactions on stock exchanges in the United States, commissions are typically negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in the Fund's portfolio usually will include a concession paid to the underwriter by the issuer, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

The Fund pays a commission rate that Lord Abbett believes is appropriate to give maximum assurance that the Fund's brokers will provide the Fund, on a continuing basis, with the highest level of brokerage services available. While Lord Abbett does not always seek the lowest possible commissions on particular trades, Lord Abbett believes that the commission rates paid by the Fund are in line with the rates that many other institutions pay. Lord Abbett's traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers. Such services include showing the Fund trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, confidential treatment, promptness and reliability. The value of these services may be viewed in terms of either a particular transaction or multiple transactions on behalf of one or more accounts managed by Lord Abbett.

While neither Lord Abbett nor the Fund obtains third party research services from brokers executing portfolio transactions for the Fund, some of these brokers may provide proprietary research services, at least some of which are useful to Lord Abbett in its overall responsibilities with respect to the Fund and the other accounts Lord Abbett manages. In addition, Lord Abbett purchases third party research with its own fund. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Such services may be used by Lord Abbett in servicing all of its accounts, and not all of such services will necessarily be used by Lord Abbett in connection with its management of the Funds. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with its management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with its advisory services to such other accounts. Lord Abbett cannot allocate research services received from brokers to any particular account, research services are not a substitute for Lord Abbett's services but are supplemental to its own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into its investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of proprietary research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be increased if it attempted to generate such additional information through its own staff.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored fund to purchase or sell portfolio securities.

Lord Abbett seeks to combine or "batch" purchases or sales of a particular security placed at or about the same time for similarly situated accounts, including the Fund, to facilitate "best execution" and to reduce other transaction costs, if relevant. Each account that participates in a particular batched order, including the Fund, will do so at the average share price for all transactions related to that order. Lord Abbett generally allocates securities purchased or sold in a batched transaction among participating accounts in proportion to the size of the order placed for each account (i.e., pro-rata). Lord Abbett, however, may increase or decrease the amount of securities allocated to one or more accounts if necessary to avoid holding odd-lot or small numbers of shares in a client account. In addition, if Lord Abbett is unable to execute fully a batched transaction and determines that it would be impractical to allocate a small number of securities on a pro-rata basis among the participating accounts, Lord Abbett allocates the securities in a manner it determines to be fair to all accounts over time.

At times, Lord Abbett is not able to batch purchases and sales for all accounts or products it is managing, such as when an individually-managed account client directs it to use a particular broker for a trade (sometimes referred to as "directed accounts"), or when Lord Abbett is placing transactions for separately managed account programs (sometimes referred to as "wrap programs"). When it does not batch purchases and sales, Lord Abbett usually uses a rotation process for placing equity transactions on behalf of the different groups of accounts or products with respect to which transactions are communicated to the trading desk or placed at or about the same time. Generally, Lord Abbett will place trades first for transactions on behalf of the Lord Abbett funds and non-directed individually-managed institutional accounts, second for wrap programs, by program, and finally for directed accounts.

TOTAL BROKERAGE COMMISSIONS PAID TO INDEPENDENT BROKER-DEALERS

For the fiscal years ended December 31, 2005, 2004, and 2003, the Fund paid total brokerage commissions on transactions of securities to independent broker-dealers of $6,532,308, $5,300,813, and $5,860,058, respectively.


                                       7.
                                CLASSES OF SHARES

The Fund offers investors different classes of shares in this SAI. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series, or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class, series, or fund in the matter are substantially identical or the matter does not affect any interest of such class, series, or fund. However, the Rule exempts the selection of the independent registered public accounting firm, the approval of a contract with a principal underwriter and the election of directors from the separate voting requirements.

The Fund's By-Laws provide that the Fund shall not hold a meeting of its shareholders in any year unless one or more matters are required to be acted on by shareholders under the Act, or unless called by a majority of the Board or by shareholders holding at least one quarter of the stock of the Fund outstanding and entitled to vote at the meeting. When any such meeting is held, the shareholders will elect directors.

CLASS A SHARES. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million or on investments for Retirement and Benefit Plans with less than 100 eligible employees or on investments that do not qualify under the other categories listed under "Net Asset Value Purchases of Class A Shares." If you purchase Class A shares as part of an investment of at least $1 million (or for certain Retirement and Benefit Plans) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but, subject to certain exceptions, if you redeem any of those shares on or before the 12th month after the month in which you buy them (24th month if the shares were purchased prior to November 1, 2004), you may pay a contingent deferred sales charge ("CDSC") of 1%.

CLASS B SHARES. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor. That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the average daily net asset value of the Class B shares. The CDSC and the Rule 12b-1 plan applicable to the Class B shares are described in the Fund's Prospectus.

CONVERSIONS OF CLASS B SHARES. The conversion of Class B shares after the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

CLASS C SHARES. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay a CDSC of 1% to Lord Abbett Distributor. Class C shares are subject to service and distribution fees at an annual rate of 1% of the average daily net asset value of the Class C shares. The CDSC and the Rule 12b-1 plan applicable to the Class C shares are described in the Fund's Prospectus.

CLASS P SHARES. If you buy Class P shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class P shares are subject to service and distribution fees at an annual rate of .45 of 1% of the average daily net asset value of the Class P shares. The Rule 12b-1 plan, applicable to the Class P shares, is described in the Fund's Prospectus. Class P shares are available to a limited number of investors.

RULE 12b-1 PLANS

CLASS A, B, C AND P. The Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act for each of the classes offered in this SAI: the "A Plan," the "B Plan," the "C Plan," and the "P Plan," respectively. The principal features of each Plan are described in the Prospectus; however, this SAI contains additional information that may be of interest to investors. Each Plan is a compensation plan, allowing each class to pay a fixed fee to Lord Abbett Distributor that may be more or less than the expenses Lord Abbett Distributor actually incurs. In adopting each Plan and in approving its continuance, the Board has concluded that there is a reasonable likelihood that each Plan will benefit its respective class and its shareholders. The expected benefits include greater sales and lower redemptions of class shares, which should allow each class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. Each Plan compensates Lord Abbett Distributor for financing activities primarily intended to sell shares of the Fund. These activities include, but are not limited to, the preparation and distribution of advertising material and sales literature and other marketing activities. Lord Abbett Distributor also uses amounts received under each Plan, as described in the Prospectus, for payments to dealers and other agents for (i) providing continuous services to shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Fund.


The amounts paid by the Fund to Lord Abbett Distributor pursuant to the A Plan, B Plan, C Plan and the P Plan for the fiscal year ended December 31, 2005 were $23,952,591, $9,080,456, $10,934,041, and $3,186,754, respectively. Lord Abbett
Distributor forwarded such amounts as payments to dealers and other agents under the respective plans.

Each Plan requires the Board to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan, the purposes for which such expenditures were made, and any other information the Board reasonably requests to enable it to make an informed determination of whether the Plans should be continued. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("independent Directors"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the Directors including a majority of the independent Directors. As long as the Plans are in effect, the selection or nomination of independent Directors is committed to the discretion of the independent Directors.

One Director, Thomas J. Neff, may be deemed to have an indirect financial interest in the operation of the Plans. Mr. Neff, an independent Director of the Fund, also is a director of Hewitt Associates, Inc. and owns less than .01 of 1% of the outstanding shares of Hewitt Associates, Inc. Hewitt Associates is a global human resources outsourcing and consulting firm with approximately $2.8 billion in revenue in fiscal 2005. Hewitt Financial Services LLC, a subsidiary of Hewitt Associates, Inc., may receive payments from the 12b-1 Plans of the Fund and/or other Lord Abbett-sponsored Funds. In the twelve months ended October 31, 2005, Hewitt Financial Services LLC received 12b-1 payments totaling approximately $320,000 from all of the Lord Abbett-sponsored Funds in the aggregate.

Payments made pursuant to a Plan are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. A Plan terminates automatically if it is assigned. In addition, each Plan may be terminated at any time by vote of a majority of the independent Directors or by vote of a majority of the outstanding voting securities of such class.


CONTINGENT DEFERRED SALES CHARGES. A CDSC applies upon early redemption of shares regardless of class, and (i) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (ii) will not be imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares. In the case of Class A shares, this increase is represented by shares having an aggregate dollar value in your account. In the case of Class B and Class C shares, this increase is represented by that percentage of each share redeemed where the net asset value exceeded the initial purchase price.

CLASS A SHARES. As stated in the Prospectus, subject to certain exceptions, a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which a one-time distribution fee of up to 1% has been paid if such shares are redeemed out of the Lord Abbett-sponsored fund within a period of 12 months (24 months if the shares were purchased prior to November 1, 2004) from the end of the month in which the original sale occurred.

CLASS B SHARES. As stated in the Prospectus, subject to certain exceptions, if Class B shares of the Fund (or Class B shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related services to the Fund in connection with the sale of Class B shares.

To minimize the effects of the CDSC or to determine whether the CDSC applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

      ANNIVERSARY OF THE DAY ON                  CONTINGENT DEFERRED SALES CHARGE
WHICH THE PURCHASE ORDER WAS ACCEPTED   ON REDEMPTIONS (AS % OF AMOUNT SUBJECT TO CHARGE)
-------------------------------------   -------------------------------------------------
Before the 1st                                                 5.0%
On the 1st, before the 2nd                                     4.0%
On the 2nd, before the 3rd                                     3.0%
On the 3rd, before the 4th                                     3.0%
On the 4th, before the 5th                                     2.0%
On the 5th, before the 6th                                     1.0%
On or after the 6th anniversary                                None

In the table, an "anniversary" is the same calendar day in each respective year after the date of purchase. All purchases are considered to have been made on the business day on which the purchase order was accepted.

CLASS C SHARES. As stated in the Prospectus, subject to certain exceptions, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder normally will be required to pay to Lord Abbett Distributor a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge also will be collected by Lord Abbett Distributor.

GENERAL. The percentage (1% in the case of Class A and Class C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage."

With respect to Class A shares, a CDSC will not be assessed at the time of certain transactions, including redemptions by participants or beneficiaries from certain Retirement and Benefit Plans and benefit payments under Retirement and Benefit Plans in connection with plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. With respect to Class A share purchases by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor, no CDSC will be assessed at the time of redemptions that continue as investments in another fund participating in the program provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds. With respect to Class B shares, no CDSC is payable for redemptions (i) in connection with Systematic Withdrawal Plan and Div-Move services as described below under those headings, (ii) in connection with a mandatory distribution under 403(b) plans and IRAs and (iii) in connection with the death of the shareholder. In the case of Class A shares, the CDSC is received by the Fund (if the purchase was made prior to November 1, 2004) or by Lord Abbett Distributor (if the purchase was made on or after November 1, 2004) and is intended to reimburse all or a portion of the amount paid by the Fund, or Lord Abbett Distributor, as the case may be, if the shares are redeemed before the Fund or Lord Abbett Distributor has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund. In the case of Class B and Class C shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related services to the Fund (including recoupment of the commission payments made) in connection with the sale of Class B and Class C shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B or C Plan distribution fee.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the exchanged shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) shares representing an aggregate dollar amount of his or her account, in the case of Class A shares, (ii) that percentage of each share redeemed, in the case of Class B and Class C shares, derived from increases in the value of the shares above the total cost of shares being redeemed due to increases in net asset value, (iii) shares with respect to which no Lord Abbett-sponsored fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iv) shares that, together with exchanged shares, have been held continuously for 12 months (24 months if the shares were purchased prior to November 1, 2004) from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and
(b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors that you should discuss with your financial adviser. The Fund's class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that generally apply to Class A, Class B, and Class C, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary based on the Fund's actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

HOW LONG DO YOU EXPECT TO HOLD YOUR INVESTMENT? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

INVESTING FOR THE SHORT TERM. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $50,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $50,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

In addition, it may not be suitable for you to place an order for Class B or Class C shares for Retirement and Benefit Plans with at least 100 eligible employees or for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases. You should discuss this with your financial advisor.

INVESTING FOR THE LONGER TERM. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $50,000. If you plan to invest more than $50,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Rights of Accumulation.

Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

ARE THERE DIFFERENCES IN ACCOUNT FEATURES THAT MATTER TO YOU? Some account features are available in whole or in part to Class A, Class B, and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement and Benefit Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Services For Fund Investors" in the Prospectus for more information about the 12% annual waiver of the CDSC for Class B shares. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject.

HOW DO PAYMENTS AFFECT MY BROKER? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and Class B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for the Fund and Class C shareholders.

                                       8.
             PURCHASES, REDEMPTIONS, PRICING AND PAYMENTS TO DEALERS

Information concerning how we value Fund shares is contained in the Prospectus under "Purchases" and "Redemptions."

The Fund's Board has adopted policies and procedures that are designed to prevent or stop excessive trading and market timing. Please see the Prospectus under "Purchases."

Under normal circumstances we calculate the Fund's net asset value as of the close of the NYSE on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Portfolio securities are valued at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the last sale price, or, if there is no sale on that day, at the last bid, or, in the case of bonds, in the over-the-counter market if that market more accurately reflects the market value of the bonds. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the last bid and asked prices. Over-the-counter fixed income securities are valued at prices supplied by independent pricing services, which reflect broker-dealer-supplied valuations and electronic data processing techniques reflecting the mean between the bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board.

All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the exchange rates of such currencies against United States dollars provided by an independent pricing service at the close of regular trading on the London Stock Exchange. If such exchange rates are not available, the rate of exchange will be determined in accordance with the policies established by the Board.

NET ASSET VALUE PURCHASES OF CLASS A SHARES. As stated in the Prospectus, our Class A shares may be purchased at net asset value under the following circumstances: a) purchases of $1 million or more, b) purchases by Retirement and Benefit Plans with at least 100 eligible employees, c) purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases, d) purchases made with dividends and distributions on Class A shares of another Eligible Fund, e) purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares, f) purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor, g) purchases made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services (including so-called "mutual fund wrap account programs"), provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases, h) purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor, i) purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers), or j) purchases through a broker-dealer for clients that participate in an arrangement with the broker-dealer under which the client pays the broker-dealer a fee based on the total asset value of the client's account for all or a specified number of securities transactions, including purchases of mutual fund shares, in the account during a certain period.

Our Class A shares also may be purchased at net asset value i) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, ii) in connection with a merger, acquisition or other reorganization, iii) by employees of our shareholder servicing agent, or iv) by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of the directors, trustees, employees of Lord Abbett, or employees of our shareholder service agents. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Fund has a business relationship.

EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level), (ii) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. ("GSMMF"), or (iii) any authorized institution's affiliated money market fund meeting certain criteria set by Lord Abbett Distributor as to certain omnibus accounts and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF" to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMFs have the same right to exchange their shares for the corresponding class of the Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received in proper form prior to the close of the NYSE. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.


Shareholders have the exchange privilege unless they refuse it in writing. We reserve the right to modify, restrict or reject any purchase order or exchange request if the Fund or Lord Abbett Distributor determines that it is in the best interest of the Fund and its shareholders. The Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. We can revoke or modify the privilege for all shareholders upon 60 days' written notice.


"Eligible Funds" are AMMF and other Lord Abbett-sponsored funds that are eligible for the exchange privilege, except Lord Abbett Series Fund, Inc. ("LASF"). The exchange privilege will not be available with respect to any otherwise "Eligible Funds," the shares of which at the time are not available to new investors of the type requesting the exchange.

The other funds and series that participate in the Telephone Exchange Privilege except (a) GSMMF, (b) certain series of Lord Abbett Municipal Income Fund and Lord Abbett Municipal Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) AMMF (collectively, the "Non-12b-1 Funds") have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett-sponsored funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett-sponsored funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B and the Class C shares. Thus, if shares of a Lord Abbett-sponsored fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett-sponsored funds, in the case of the Class A shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B and the Class C shares. Acquired Shares held in GSMMF and AMMF that are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

LETTER OF INTENTION. Under the terms of the Letter of Intention as described in the Prospectus, Purchasers (as defined in the Prospectus) may invest $50,000 or more over a 13-month period in Class A, B, C, and P shares of any Eligible Fund. Such Class A, B, C, and P shares currently owned by you are credited as purchases (at their current offering prices on the date the Letter of Intention is signed) toward achieving the stated investment and reduced initial sales charge for new purchases of Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Letter of Intention is not completed. The Letter of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

RIGHTS OF ACCUMULATION. As stated in the Prospectus, Purchasers (as defined in the Prospectus) may aggregate their investments in Class A, B, C, and P shares of any Eligible Fund so that a current investment, plus the Purchaser's holdings valued at the public offering price, reach a level eligible for a discounted sales charge for Class A shares.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or otherwise by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission ("SEC") deems an emergency to exist.

The Board may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 60 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

DIV-MOVE. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must either be your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

INVEST-A-MATIC. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan ("SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000 in the case of Class A or Class C shares and $25,000 in the case of Class B shares. Lord Abbett prototype retirement plans have no such minimum. With respect to Class B shares, the CDSC will be waived on redemptions of up to 12% per year of the current net asset value of your account at the time the SWP is established. For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Because the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when, in effect, a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

RETIREMENT PLANS. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including Traditional, Education, Roth and SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans. The forms name State Street Bank & Trust Company as custodian and contain specific information about the plans excluding 401(k) plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

PURCHASES THROUGH FINANCIAL INTERMEDIARIES. The Fund and/or Lord Abbett Distributor has authorized one or more agents to receive on its behalf purchase and redemption orders. Such agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund or Lord Abbett Distributor. The Fund will be deemed to have received a purchase or redemption order when an authorized agent or, if applicable, an agent's authorized designee, receives the order. A Financial Intermediary may charge transaction fees on the purchase and/or sale of Fund shares.


REVENUE SHARING AND OTHER PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES. As described in the Fund's prospectus, Lord Abbett or Lord Abbett Distributor, in its sole discretion, at its own expense and without cost to the Fund or shareholders, also may make payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers") in connection with marketing and/or distribution support for Dealers, shareholder servicing, entertainment, training and education activities for the Dealers, their investment professionals and/or their clients, and/or the purchase of products or services from such Dealers. Some of these payments may be referred to as revenue sharing payments. As of the date of this statement of additional information, the Dealers to whom Lord Abbett or Lord Abbett Distributor has agreed to make revenue sharing payments (not including payments for entertainment, and training and education activities for the Dealers, their investment professionals and/or their clients or potential clients) with respect to the Fund and/or other Lord Abbett Funds were as follows:





     -    A.G. Edwards & Sons, Inc.

     - Allstate Life Insurance Company and Allstate Life Insurance Company of New York

     -    B.C. Ziegler and Company

     -    Bodell Overcash Anderson & Co., Inc.

     -    Business Men's Assurance Company of America, d/b/a RBC Insurance

     -    Cadaret, Grant & Co., Inc.

     -    Citigroup Global Markets, Inc.

     -    Edward D. Jones & Co., L.P.

     -    Family Investors Company

     - Hartford Life Insurance Company and Hartford Life & Annuity Insurance Company

     -    James I. Black & Co.

     -    Linsco/Private Ledger Corp.

     -    Mass Mutual Life Investors Services, Inc.

     -    McDonald Investments Inc.

     -    Merrill Lynch Life Insurance Company

     - Merrill Lynch, Pierce, Fenner & Smith Incorporated (and/or certain of its affiliates)

     -    MetLife Securities, Inc.

     -    Morgan Stanley DW, Inc.

     -    National Financial Partners

     - Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company

     -    Piper Jaffray & Co.

     -    Protective Life Insurance Company

     -    Prudential Investment Management Services LLC

     -    RBC Dain Rauscher

     -    Raymond James & Associates, Inc. and Raymond James Financial Services,
          Inc.

     - Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York

     -    The Travelers Insurance Company and The Travelers Life and Annuity
          Company

     -    UBS Financial Services Inc.

     -    Wachovia Securities, LLC


For more specific information about any revenue sharing payments made to your Dealer, investors should contact their investment professionals.


Thomas J. Neff, an independent Director of the Fund, is a director of Hewitt Associates, Inc. and owns less than .01 of 1% of the outstanding shares of Hewitt Associates, Inc. Hewitt Associates is a global human resources outsourcing and consulting firm with approximately $2.8 billion in revenue in fiscal 2005. Hewitt Associates LLC, a subsidiary of Hewitt Associates, Inc., may receive recordkeeping payments from the Fund and/or other Lord Abbett-sponsored funds. In the twelve months ended October 31, 2005, Hewitt Associates LLC received recordkeeping payments totaling approximately $414,000 from all of the Lord Abbett-sponsored Funds in the aggregate.


REDEMPTIONS IN KIND. Under circumstances in which it is deemed detrimental to the best interests of the Fund's shareholders to make redemption payments wholly in cash, the Fund may pay any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund's net assets by a distribution in kind of readily marketable securities in lieu of cash. The Fund presently has no intention to make redemptions in kind under normal circumstances, unless specifically requested by a shareholder.

                                       9.
                              TAXATION OF THE FUND

The Fund has elected, has qualified, and intends to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). If it qualifies as a regulated investment company, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders. If in any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates and when such income is distributed, such distributions will be further taxed at the shareholder level. Assuming the Fund does qualify as a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year. The Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

The Fund intends to declare and pay as dividends each year substantially all of its net income from investments. Dividends paid by the Fund from its ordinary income or net realized short-term capital gains are taxable to you as ordinary income; however, certain qualified dividend income that the Fund receives and distributes to you is subject to a reduced tax rate of 15% (5% if you are in the 10% or 15% tax brackets) if you meet the general requirement of having held your Fund shares for more than 60 days, and you satisfy certain other requirements.

Dividends paid by the Fund from its net realized long-term capital gains are taxable to you as long-term capital gains, regardless of the length of time you have owned Fund shares. The maximum federal income tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are currently (i) the same as ordinary income tax rates for capital assets held for one year or less, and (ii) 15% (5% for taxpayers in the 10% or 15% tax brackets) for capital assets held for more than one year. You should also be aware that the benefits of the long-term capital gains and qualified dividend rates may be reduced if you are subject to the alternative minimum tax. Capital gains recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations. All dividends are taxable regardless of whether they are received in cash or reinvested in Fund shares.

The Fund's net capital losses for any year cannot be passed through to you but can be carried forward for a period of years to offset the Fund's capital gains in those years. To the extent capital gains are offset by such losses, they do not result in tax liability to the Fund and are not expected to be distributed to you as long-term capital gains dividends.

Dividends paid by the Fund to corporate shareholders may qualify for the dividends received deduction to the extent they are derived from dividends paid to the Fund by domestic corporations. If you are a corporation, you must have held your Fund shares for more than 45 days to qualify for the dividends received deduction. The dividends received deduction may be limited if you incur indebtedness to acquire Fund shares, and may result in reduction to the basis of your shares in the Fund if the dividend constitutes an extraordinary dividend at the Fund level.

Distributions paid by the Fund that do not constitute dividends because they exceed the Fund's current and accumulated earnings and profits will be treated as a return of capital and reduce the tax basis of your Fund shares. To the extent that such distributions exceed the tax basis of your Fund shares, the excess amounts will be treated as gains from the sale of the shares.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed paid by the Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year. The Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.

At the time of your purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or to undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to you even if the net asset value of your shares is, as a result of the distributions, reduced below your cost for such shares and the distributions economically represent a return of a portion of your investment.

In general, if Fund shares are sold, you will recognize gain or loss equal to the difference between the amount realized on the sale and your adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. However, if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares must be treated as long-term capital loss to the extent of dividends classified as "capital gain dividends" received with respect to such shares. Losses on the sale of Fund shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, you acquire shares that are substantially identical.

If your Fund shares are redeemed by a distribution of securities, you will be taxed as if you had received cash equal to the fair market value of the securities. Consequently, you will have a fair market value basis in the securities.

Under Treasury regulations, if you are an individual and recognize a loss with respect to Fund shares of $2 million or more (if you are a corporation, $10 million or more) in any single taxable year (or greater amounts over a combination of years), you may be required to file a disclosure statement with the Internal Revenue Service.

Certain investment practices that the Fund may utilize, such as investing in options, futures, forward contracts, short sales, foreign currency, or foreign entities classified as "passive foreign investment companies" for U.S. tax purposes, may affect the amount, character, and timing of the recognition of gains and losses by the Fund. Such transactions may in turn affect the amount and character of Fund distributions to you.

The Fund may in some cases be subject to foreign withholding taxes, which would reduce the yield on its investments. It is generally expected that the Fund will not be eligible to pass through to you the ability to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund.

You may be subject to a 28% withholding tax on reportable dividends, capital gain distributions, and redemptions ("backup withholding"). Generally, you will be subject to backup withholding if the Fund does not have your certified taxpayer identification number on file, or, to the Fund's knowledge, the number that you have provided is incorrect or backup withholding is applicable as a result of your previous underreporting of interest or dividend income. When establishing an account, you must certify under penalties of perjury that your taxpayer identification number is correct and that you are not otherwise subject to backup withholding.

The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from the Fund can differ from the U.S. federal income tax rules described above. Many states allow you to exclude from your state taxable income the percentage of dividends derived from certain federal obligations, including interest on some federal agency obligations. Certain states, however, may require that a specific percentage of the Fund's income be derived from federal obligations before such dividends may be excluded from state taxable income. The Fund may invest some or all of its assets in such federal obligations. The Fund intends to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on federal obligations may be excluded from state taxable income.

If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply and you should consult your tax adviser for detailed information about the tax consequences to you of owning Fund shares.

The foregoing discussion addresses only the U.S. federal income tax consequences applicable to U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the United States is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares will generally depend upon the status of the owner and the activities of the pass-through entity. If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax adviser regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of U.S. gift and estate taxes.

Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.

                                       10.
                                   UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Fund. The Fund has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares on a continuous basis so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

For the last three fiscal years, Lord Abbett Distributor, as the Fund's principal underwriter, received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares as follows:


                                    YEAR ENDED DECEMBER 31,
                                -------------------------------
                                2005         2004          2003
                                ----         ----          ----
Gross sales charge           $4,884,923   $5,692,368   $15,016,212
Amount allowed to dealers    $4,149,580   $4,844,195   $12,838,582
                             ----------   ----------   -----------
Net commissions received
by Lord Abbett Distributor   $  735,343   $  848,173   $ 2,177,630
                             ==========   ==========   ===========



In addition, Lord Abbett Distributor, as the Fund's principal underwriter, received the following compensation for the fiscal year ended December 31, 2005:



                           BROKERAGE
          COMPENSATION     COMMISSIONS
          ON REDEMPTION    IN CONNECTION            OTHER
          AND REPURCHASE   WITH FUND TRANSACTIONS   COMPENSATION
          --------------   ----------------------   ------------
Class A         $0                   $0              $6,164,256
Class B         $0                   $0              $    2,312*
Class C         $0*                  $0              $   11,954*
Class P         $0                   $0              $    1,575


* Excludes 12b-1 payments and CDSC fees received during the first year of the associated investment as repayment of fees advanced by Lord Abbett Distributor to Broker/Dealers at the time of sale.

                                       11.
                                   PERFORMANCE

The Fund computes the average annual compounded rates of total return during specified periods (i) before taxes, (ii) after taxes on Fund distributions, and
(iii) after taxes on Fund distributions and redemption (or sale) of Fund shares at the end of the measurement period. The Fund equates the initial amount invested to the ending (redeemable) value of such investment by adding one to the computed average annual total return, expressed as a percentage, (i) before taxes, (ii) after taxes on Fund distributions, and (iii) after taxes on Fund distributions and redemption of Fund shares at the end of the measurement period, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all distributions (i) without the effect of taxes, (ii) less taxes due on such Fund distributions, and (iii) less taxes due on such Fund distributions and redemption of Fund shares, on the reinvestment dates at prices calculated as stated in the Prospectus. The ending (redeemable) value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation and, in the case of after taxes on Fund distributions and redemption of Fund shares, includes subtracting capital gains taxes resulting from the redemption and adjustments to take into account the tax benefit from any capital losses that may have resulted from the redemption.

In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment (unless the total return is shown at net asset value). For Class B shares, the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to the Fund's investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to the Fund's investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). For Class P shares, total returns are shown at net asset value.


Using the computation methods described above, the following table indicates the average annual compounded rates of total return on an initial investment of one thousand dollars as of December 31, 2005, for the Fund, per class, for one, five, and ten years or the life of Fund, where applicable. The after-tax returns were calculated using the highest applicable individual federal marginal tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distribution (e.g., the ordinary income rate for ordinary income distributions, the short-term capital gain rate for short-term capital gains distributions, and the long-term capital gain rate for long-term capital gains distributions). The tax rates may vary over the measurement period. Certain qualified dividends received by the Fund and distributed to you, will be subject to a reduced tax rate and not the ordinary income tax rate. Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) were disregarded, as were the effect of phaseouts of certain exemptions, deductions and credits at various income levels, and the impact of the federal alternative minimum income tax. Before- and after-tax returns are provided for Class A shares for the Fund. The after-tax returns for the other classes of shares not shown in the table will vary from those shown. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



                                1 YEAR   5 YEARS   10 YEARS   LIFE OF FUND
                                ------   -------   --------   ------------
MID-CAP VALUE FUND
Class A Shares                                                   --
   Before Taxes                  1.95%     9.03%     14.61%      --
Class A Shares After
   Taxes on Distributions        0.43%     8.09%     11.63%      --
Class A Shares After Taxes on
   Distributions and Sales of
   Fund Shares                   2.73%     7.49%     10.99%      --
Class B Shares                   3.50%     9.49%        --    14.15%  5/1/97
Class C Shares                   7.41%     9.63%        --    14.15%  5/1/97
Class P Shares                   8.07%    10.24%        --    10.72%  11/24/97


These figures represent past performance, and an investor should be aware that the investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that past performance will be repeated in the future.

The Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports, or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. The Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature. In addition, the Fund may from time to time advertise or describe in sales literature its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services, and/or investments for which reliable performance information is available.

                                       12.
                              FINANCIAL STATEMENTS


The financial statements incorporated herein by reference from Lord Abbett Mid-Cap Value Fund, Inc.'s 2005 Annual Report to Shareholders have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, as stated in their report, which is incorporated herein by reference, and has been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                                   APPENDIX A

                      FUND PORTFOLIO INFORMATION RECIPIENTS

     The following is a list of the third parties that may receive portfolio holdings or related information under the circumstances described above under Investment Policies - Policies and Procedures Governing Disclosure of Portfolio
Holdings:


                                                                       PORTFOLIO COMMENTARIES, FACT
                                                                            SHEETS, PERFORMANCE
                                                  PORTFOLIO HOLDINGS      ATTRIBUTION INFORMATION
                                                      (ITEM #1)*                (ITEM #2)*
                                                  ------------------   ----------------------------
ABN-AMRO Asset Management                                                         Monthly
ACS HR Solutions                                                                  Monthly
   (Formerly Mellon Employee Benefit Solutions)
ADP Retirement Services                                                           Monthly
AG Edwards                                                                        Monthly
AIG SunAmerica                                                                    Monthly
Allstate Life Insurance Company                                                   Monthly
Alpha Investment Consulting Group LLC                                             Monthly
Ameriprise                                                                        Monthly
   (Formerly American Express Retirement Services)
American United Life Insurance Company                                            Monthly
AMG                                                                               Monthly
Amivest Capital Management                                                        Monthly
Amvescap Retirement                                                               Monthly
AON Consulting                                                                    Monthly
Arnerich Massena & Associates, Inc.                     Monthly                   Monthly
Asset Performance Partners                                                        Monthly
Asset Strategies Portfolio Services, Inc.                                         Monthly
AXA Financial Services                                                            Monthly
Bank of America Corporation                                                       Monthly
Bank of New York                                                                  Monthly
Bank of Oklahoma                                                                  Monthly
Bank One                                                                          Monthly
B.C. Ziegler                                                                      Monthly
Becker, Burke Associates                                Monthly                   Monthly
Bell GlobeMedia Publishing Co.                          Monthly
Bellwether Consulting                                                             Monthly
Berthel Schutter                                        Monthly                   Monthly
BilkeyKatz Investment Consultants                       Monthly
Brown Brothers Harriman                                                           Monthly
Buck Consultants, Inc.                                                            Monthly
Callan Associates Inc.                                  Monthly                   Monthly
Cambridge Associates LLC                                                          Monthly
Cambridge Financial Services                                                      Monthly

                                                                       PORTFOLIO COMMENTARIES, FACT
                                                                            SHEETS, PERFORMANCE
                                                  PORTFOLIO HOLDINGS      ATTRIBUTION INFORMATION
                                                      (ITEM #1)*                (ITEM #2)*
                                                  ------------------   ----------------------------
Ceridian                                                                          Monthly
Charles Schwab & Co                                                               Monthly
Chicago Trust Company                                                             Monthly
CIBC Oppenheimer                                                                  Monthly
CitiStreet Retirement Services                                                    Monthly
Clark Consulting                                                                  Monthly
Columbia Funds                                                                    Monthly
Columbia Management Group                                                         Monthly
Columbia Trust Company                                                            Monthly
Concord Advisory Group Ltd.                             Monthly                   Monthly
Consulting Services Group, LP                                                     Monthly
Copic Financial                                                                   Monthly
CPI Qualified Plan Consultants                                                    Monthly
CRA RogersCasey                                         Monthly                   Monthly
Curcio Webb                                             Monthly                   Monthly
D.A. Davidson                                                                     Monthly
Dahab Assoc.                                                                      Monthly
Daily Access                                                                      Monthly
Defined Contribution Advisors, Inc.                                               Monthly
Delaware Investment Advisors                                                      Monthly
Deloitte & Touche LLP                                Semi-Annually
DeMarche Associates, Inc.                                                         Monthly
DiMeo Schneider & Associates                                                      Monthly
Disabato Associates, Inc.                                                         Monthly
Diversified Investment Advisors, Inc.                                             Monthly
Dover Consulting                                                                  Monthly
EAI                                                                               Monthly
Edward Jones                                                                      Monthly
Ennis, Knupp & Associates                                                         Monthly
Federated Investors                                                               Monthly
Fidelity Investment                                                               Monthly
Fidelity Investments                                                              Monthly
Fifth Third Bank                                                                  Monthly
First Mercantile Trust Co.                                                        Monthly
FleetBoston Financial Corp.                                                       Monthly
Franklin Templeton                                                                Monthly
Freedom One Investment Advisors                                                   Monthly
Frost Bank                                                                        Monthly
Fuji Investment Management Co., Ltd.                                              Monthly
Fund Evaluation Group, Inc.                                                       Monthly
Goldman Sachs                                                                     Monthly
Great West Life and Annuity Insurance Company                                     Monthly
Greenwich Associates                                                              Monthly

                                                                       PORTFOLIO COMMENTARIES, FACT
                                                                            SHEETS, PERFORMANCE
                                                  PORTFOLIO HOLDINGS      ATTRIBUTION INFORMATION
                                                      (ITEM #1)*                (ITEM #2)*
                                                  ------------------   ----------------------------
Guardian Life Insurance                                                           Monthly
Hartford Life Insurance Company                                                   Monthly
Hartland & Co.                                                                    Monthly
Hewitt Financial Services, LLC                                                    Monthly
Hewitt Investment Group                                                           Monthly
Highland Consulting Associates, Inc.                                              Monthly
Holbien Associates, Inc.                                                          Monthly
Horace Mann Life Insurance Company                                                Monthly
HSBC                                                                              Monthly
ICMA Retirement Corp.                                                             Monthly
ING                                                                               Monthly
Institutional Shareholder Services, Inc.                Monthly                   Monthly
Intuit                                                                            Monthly
INVESCO Retirement Services                                                       Monthly
Invesmart                                                                         Monthly
Investment Consulting Services, LLC                                               Monthly
Invivia                                                                           Monthly
Irish Life Inter. Managers                              Monthly
Iron Capital Advisors                                                             Monthly
Janney Montgomery Scott LLC                                                       Monthly
Jefferson National Life Insurance Company                                         Monthly
Jeffrey Slocum & Associates, Inc.                       Monthly                   Monthly
JP Morgan Consulting                                                              Monthly
JP Morgan Fleming Asset Management                                                Monthly
JP Morgan Investment Management                                                   Monthly
Kmotion, Inc.                                           Monthly
LCG Associates, Inc.                                                              Monthly
Legacy Strategic Asset Mgmt. Co.                                                  Monthly
Legg Mason                                                                        Monthly
Lincoln Financial                                                                 Monthly
LPL Financial Services                                                            Monthly
Manulife Financial                                                                Monthly
Marco Consulting Group                                                            Monthly
Marquette Associates, Inc.                                                        Monthly
MassMutual Financial Group                                                        Monthly
McDonald                                                                          Monthly
Meketa Investment Group                                                           Monthly
Mellon Human Resources & Investor Solutions                                       Monthly
Mercer HR Services                                                                Monthly
Mercer Investment Consulting                                                      Monthly
Merrill Corporation                                     Monthly                   Monthly
Merrill Lynch                                                                     Monthly
Merrill Lynch, Pierce, Fenner & Smith, Inc.             Monthly

                                                                       PORTFOLIO COMMENTARIES, FACT
                                                                            SHEETS, PERFORMANCE
                                                  PORTFOLIO HOLDINGS      ATTRIBUTION INFORMATION
                                                      (ITEM #1)*                (ITEM #2)*
                                                  ------------------   ----------------------------
MetLife                                                                           Monthly
MetLife Investors                                                                 Monthly
MFS Retirement Services, Inc.                                                     Monthly
MFS/Sun Life Financial Distributors, Inc.                                         Monthly
Midland National Life                                                             Monthly
M & I Investment Management Company Corporation                                   Monthly
Milliman & Robertson Inc.                                                         Monthly
Minnesota Life Insurance Company                                                  Monthly
ML Benefits & Investment Solutions                                                Monthly
Monroe Vos Consulting Group, Inc.                                                 Monthly
Morgan Keegan                                                                     Monthly
Morgan Stanley Dean Witter                                                        Monthly
MorganStanley                                                                     Monthly
Morningstar Associates, Inc.                                                      Monthly
National City Bank                                                                Monthly
Nationwide Financial                                                              Monthly
NCCI Holdings, Inc.                                                               Monthly
New England Pension Consultants                                                   Monthly
The Newport Group                                                                 Monthly
New York Life Investment Management                                               Monthly
Nordstrom Pension Consulting                                                      Monthly
NY Life Insurance Company                                                         Monthly
Oxford Associates                                                                 Monthly
Palmer & Cay Investment Services                                                  Monthly
Paul L. Nelson & Associates                                                       Monthly
Pension Consultants, Inc.                                                         Monthly
PFE Group                                                                         Monthly
PFM Group                                                                         Monthly
PFPC, Inc.                                                                        Monthly
Phoenix Life Insurance Company                                                    Monthly
Pierce Park Group                                                                 Monthly
Piper Jaffray/ USBancorp                                                          Monthly
Planco                                                  Monthly
PNC Advisors                                                                      Monthly
Portfolio Evaluations, Inc.                                                       Monthly
Prime, Buchholz & Associates, Inc.                                                Monthly
Princeton Retirement                                                              Monthly
Principal Financial                                                               Monthly
Protective Life Corporation                                                       Monthly
Prudential Financial                                                              Monthly
Prudential Investments                                                            Monthly
Prudential Securities, Inc.                                                       Monthly
Putnam Fiduciary Trust Company (Mercer HR)              Monthly

                                                                       PORTFOLIO COMMENTARIES, FACT
                                                                            SHEETS, PERFORMANCE
                                                  PORTFOLIO HOLDINGS      ATTRIBUTION INFORMATION
                                                      (ITEM #1)*                (ITEM #2)*
                                                  ------------------   ----------------------------
Putnam Investments                                                                Monthly
Quant Consulting                                                                  Monthly
Reuters, Ltd.                                           Monthly                   Monthly
R.V. Kuhns & Associates, Inc.                                                     Monthly
Raymond James Financial                                                           Monthly
RBC Dain Rauscher                                                                 Monthly
Rocaton Investment Advisors, LLC                        Monthly                   Monthly
Ron Blue & Co.                                                                    Monthly
Roszel Advisors, LLC                                                              Monthly
Russell Investment Group                                                          Monthly
Scudder Investments                                                               Monthly
Segal Advisors                                                                    Monthly
SEI Investment                                                                    Monthly
SG Constellation LLC                                    Monthly                   Monthly
Shields Associates                                                                Monthly
Smith Barney                                                                      Monthly
Spagnola-Cosack, Inc.                                                             Monthly
Standard & Poor's                                                                 Monthly
Stanton Group                                                                     Monthly
State Street Bank & Trust Co.                           Monthly                   Monthly
Stearne, Agee & Leach                                                             Monthly
Stephen's, Inc.                                                                   Monthly
Stifel Nicolaus                                                                   Monthly
Strategic Advisers, Inc.                                Monthly
Strategic Investment Solutions                                                    Monthly
Stratford Advisory Group, Inc.                                                    Monthly
Summit Strategies Group                                                           Monthly
Sun Life Financial Distributors, Inc.                                             Monthly
T. Rowe Price Associates, Inc.                                                    Monthly
TD Asset Management                                                               Monthly
The 401k Company                                                                  Monthly
The Carmack Group, Inc.                                                           Monthly
The Managers Fund                                                                 Monthly
The Vanguard Group                                                                Monthly
TIAA-CREF                                                                         Monthly
Towers Perrin                                                                     Monthly
Transamerica Retirement Services                                                  Monthly
Travelers Life & Annuity Company                                                  Monthly
UBS- Prime Consulting Group                                                       Monthly
UMB                                                                               Monthly
Union Bank of California                                                          Monthly
US Bank                                                                           Monthly
USI Retirement                                                                    Monthly
Valic                                                                             Monthly

                                                                       PORTFOLIO COMMENTARIES, FACT
                                                                            SHEETS, PERFORMANCE
                                                  PORTFOLIO HOLDINGS      ATTRIBUTION INFORMATION
                                                      (ITEM #1)*                (ITEM #2)*
                                                  ------------------   ----------------------------
Vanguard                                                                          Monthly
Victory Capital Management                                                        Monthly
Vestek Systems, Inc.                                    Monthly
Wachovia Bank                                                                     Monthly
Watson Wyatt Worldwide                                  Monthly                   Monthly
Welch Hornsby                                                                     Monthly
Wells Fargo                                                                       Monthly
William M. Mercer Consulting Inc.                                                 Monthly
Wilshire Associates Incorporated                                                  Monthly
Wurts & Associates                                      Monthly                   Monthly
Wyatt Investment Consulting, Inc.                                                 Monthly
Yanni Partners                                                                    Monthly


----------

* This information is or may be provided within 15 days after the end of the period indicated below, unless otherwise noted. Many of the recipients actually receive the information on a quarterly basis, rather than on a monthly basis as noted in the chart.

                                   APPENDIX B


                                                                NOVEMBER 8, 2005


                             LORD, ABBETT & CO. LLC

                      PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION


     Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett's Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Director of Equity Investments, the Firm's Managing Member and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team's portfolio is voted in a timely manner in accordance with those policies. In each case where an investment team declines to follow a recommendation of a company's management, a detailed explanation of the reason(s) for the decision is entered into the proxy voting system. Lord Abbett has retained Institutional Shareholder Services ("ISS") to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.


     The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds' Proxy Committee Charter provides that the Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

     Lord Abbett is a privately-held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett's proxy voting process would be limited. Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds' Proxy Committees and seek voting instructions from those Committees in accordance with the procedures described below under "Specific Procedures for Potential Conflict Situations". If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow a recommendation of ISS. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow the recommendation of ISS.

SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

SITUATION 1. Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.

     Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a "Fund Director Company"). If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided not to follow the proxy voting recommendation of ISS, then Lord Abbett shall bring that issue to the Fund's Proxy Committee for instructions on how to vote that proxy issue.

     The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund's Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

SITUATION 2. Lord Abbett has a Significant Business Relationship with a Company.

     Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) that have a significant business relationship with Lord Abbett (a "Relationship Firm"). A "significant business relationship" for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds' total shares for the last 12 months;
(b) a firm which is a sponsor firm with respect to Lord Abbett's Private Advisory Services business; (c) an institutional client which has an investment management agreement with Lord Abbett; (d) an institutional investor having at least $5 million in Class Y shares of the Lord Abbett Funds; and (e) a large plan 401(k) client with at least $5 million under management with Lord Abbett.

     For each proxy issue involving a Relationship Firm, Lord Abbett shall notify the Fund's Proxy Committee and shall seek voting instructions from the Fund's Proxy Committee only in those situations where Lord Abbett has proposed not to follow the recommendations of ISS.

                       SUMMARY OF PROXY VOTING GUIDELINES

     Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.


ELECTION OF DIRECTORS


     Lord Abbett will generally vote in accordance with management's recommendations on the election of directors. However, votes on director nominees are made on a case-by- case basis. Factors that are considered include current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors' investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.

     There are some actions by directors that may result in votes being withheld. These actions include:

     1) Attending less than 75% of board and committee meetings without a valid excuse.

     2) Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.

     3) Failing to act on takeover offers where a majority of shareholders tendered their shares.

     4) Serving as inside directors and sit on an audit, compensation, stock option or nomination committee.

     5)   Failing to replace management as appropriate.

     We will generally approve proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. The basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Although shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, a classified board tips the balance of power too much toward incumbent management at the price of potentially ignoring shareholder interests.


INCENTIVE COMPENSATION PLANS


     We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case by case basis. We use ISS for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

     1) The stock's volatility, to ensure the stock price will not be back in the money over the near term.

     2)   Management's rationale for why the repricing is necessary.

     3) The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.

     4) Other factors, such as the number of participants, term of option, and the value for value exchange.

     In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies' compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

SHAREHOLDER RIGHTS

Cumulative Voting

     We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

Confidential Voting

     There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

     On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

Supermajority Voting

     Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

TAKEOVER ISSUES


     Votes on mergers and acquisitions must be considered on a case by case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more than 10% of the company's voting stock. Restructuring proposals will also be evaluated on a case by case basis following the same guidelines as those used for mergers.


     Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

1) Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

2) Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

3) Shareholder Rights Plans (so-called "Poison Pills"), usually "blank check" preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case by case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

4) "Chewable Pill" provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally "Chewable Pill" provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

     - Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.

     -    No dead-hand or no-hand pills.

     - Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.

     - Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

SOCIAL ISSUES

     It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

LORD ABBETT

STATEMENT OF ADDITIONAL INFORMATION                                  MAY 1, 2006

                                   LORD ABBETT
                            MID-CAP VALUE FUND, INC.
                                (CLASS Y SHARES)

This Statement of Additional Information ("SAI") is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, NJ 07302-3973. This SAI relates to, and should be read in conjunction with, the Prospectus for the Class Y shares of Lord Abbett Mid-Cap Value Fund, Inc. (the "Fund") dated May 1, 2006.


Shareholder account inquiries should be made by directly contacting the Fund or by calling 800-821-5129. The Annual Report to Shareholders contains additional performance information and is available without charge, upon request by calling 800-874-3733. In addition, you can make inquiries through your dealer.

                                TABLE OF CONTENTS


                                                                            PAGE

1.    Fund History                                                            2
2.    Investment Policies                                                     2
3.    Management of the Fund                                                 10
4.    Control Persons and Principal Holders of Securities                    15
5.    Investment Advisory and Other Services                                 16
6.    Brokerage Allocations and Other Practices                              19
7.    Classes of Shares                                                      20
8.    Purchases, Redemptions, Pricing and Payments to Dealers                21
9.    Taxation of the Fund                                                   23
10.   Underwriter                                                            25
11.   Performance                                                            25
12.   Financial Statements                                                   26
      Appendix A - Fund Portfolio Information Recipients                     27
      Appendix B - Proxy Voting Policies and Procedures                      33

                                       1.
                                  FUND HISTORY

Lord Abbett Mid-Cap Value Fund, Inc. is a diversified open-end investment management company registered under the Investment Company Act of 1940, as amended (the "Act"). The Fund was incorporated under Maryland law on March 14, 1983, and has 1,170,000,000 shares of authorized capital stock, at $.001 par value. The Fund consists of five classes of shares: Class A, Class B, Class C, Class P and Class Y. The Board of Directors (the "Board") will allocate the authorized shares of capital stock among the classes from time to time. Only the Fund's Class Y shares are offered in this SAI.


The Fund is not available for purchase by new investors other than described in the Prospectus under the "Your Investment- Purchases" section.


                                       2.
                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS. The Fund's investment objective in the Prospectus cannot be changed without approval of a majority of the Fund's outstanding shares. The Fund is subject to the following fundamental investment restrictions that cannot be changed without approval of a majority of the Fund's outstanding shares.

The Fund may not:

     (1) borrow money, except that (i) it may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) it may borrow up to an additional 5% of its total assets for temporary purposes, (iii) it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) it may purchase securities on margin to the extent permitted by applicable law;

     (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Fund's investment policies as permitted by applicable law);

     (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

     (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

     (5) buy or sell real estate (except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein), or commodities or commodity contracts (except to the extent the Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);


     (6) with respect to 75% of its gross assets, buy securities of one issuer representing more than (i) 5% of its gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) own more than 10% of the voting securities of such issuer;


     (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or

     (8) issue senior securities to the extent such issuance would violate applicable law.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security, except in the case of the first restriction with which the Fund must comply on a continuous basis.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to the Fund's investment objective in the Prospectus and the investment restrictions above that cannot be changed without shareholder approval, the Fund is also subject to the following non-fundamental investment restrictions that may be changed by the Board without shareholder approval.

The Fund may not:

          (1) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

          (2) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933 ("Rule 144A"), determined by Lord Abbett to be liquid, subject to the oversight of the Board;

          (3) invest in securities issued by other investment companies except to the extent permitted by applicable law (the Fund may not, however, rely on Sections 12(d)(1)(F) and 12(d)(1)(G) of the
               Act);

          (4) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of its total assets (included within such limitation, but not to exceed 2% of its total assets, are warrants that are not listed on the New York Stock Exchange ("NYSE") or American Stock Exchange or a foreign exchange);

          (5) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that it may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

          (6) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's Prospectus and SAI, as they may be amended from time to time; or

          (7) buy from or sell to any of the Fund's officers, directors, employees, or its investment adviser or any of the adviser's officers, partners or employees, any securities other than shares of the Fund.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security.


PORTFOLIO TURNOVER RATE. For the fiscal years ended December 31, 2005 and 2004, the Fund's portfolio turnover rate was 25.97% and 20.35%, respectively.


ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS, AND TECHNIQUES. This section provides further information on certain types of investments and investment techniques that may be used by the Fund, including their associated risks.

BORROWING MONEY. The Fund may borrow money for certain purposes as described above under "Fundamental Investment Restrictions." If the Fund borrows money and experiences a decline in its net asset value, the borrowing will increase its losses.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. The market value of convertible securities tends to decline as interest rates increase. If, however, the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. In such a case, a convertible security may lose much of its value if the value of the underlying common stock then falls below the conversion price of the security. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly based on its fixed income characteristics, and thus, may not necessarily decline in price as much as the underlying common stock.


DEBT SECURITIES. In accordance with the Fund's investment objective and policies, the Fund may invest in debt securities, such as bonds, debentures, government obligations, commercial paper and pass-through instruments. The value of debt securities may fluctuate based on changes in interest rates and the issuer's financial condition. When interest rates rise or the issuer's financial condition worsens or is perceived by the market to be at greater risk, the value of debt securities tends to decline. A security will be considered "investment grade" if at least one Rating Agency (as defined in the Prospectus) assigns such a rating to the security or if Lord Abbett determines the security to be of such quality.


DEPOSITARY RECEIPTS. The Fund may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information, and other risks. ADRs are not considered to be foreign securities for purposes of the Fund's limitation on investments in foreign securities.

FOREIGN CURRENCY TRANSACTIONS. In accordance with the Fund's investment objective and policies, the Fund may, but is not required to, engage in various types of foreign currency exchange transactions to seek to hedge against the risk of loss from changes in currency exchange rates. The Fund may employ a variety of investments and techniques, including spot and forward foreign exchange transactions, currency swaps, listed or OTC options on currencies, and currency futures and options on currency futures (collectively, "Foreign Exchange"). Currently, the Fund generally does not intend to hedge most currency risks.

Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or OTC markets.

The Fund will not speculate in Foreign Exchange transactions. Accordingly, the Fund will not hedge a currency in excess of the aggregate market value of the securities which it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. The Fund may, however, hedge a currency by entering into a Foreign Exchange transaction in a currency other than the currency being hedged (a "cross-hedge"). The Fund will only enter into a cross-hedge if Lord Abbett believes that (i) there is a high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be more cost-effective or provide greater liquidity than executing a similar hedging transaction in the currency being hedged.

Foreign Exchange transactions involve substantial risks. Although the Fund will use Foreign Exchange transactions to hedge against adverse currency movements, Foreign Exchange transactions involve the risk that anticipated currency movements will not be accurately predicted and that the Fund's hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses. Foreign Exchange transactions may subject the Fund to the risk that the counterparty will be unable to honor its financial obligation to the Fund, and the risk that relatively small market movements may result in large changes in the value of a Foreign Exchange instrument. If the Fund cross-hedges, the Fund will face the risk that the Foreign Exchange instrument purchased will not correlate as expected with the position being hedged.

FOREIGN SECURITIES. The Fund may invest up to 10% of its net assets in foreign securities that are primarily traded outside the United States. This limitation does not include ADRs. Foreign securities may involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers, including the following:

          - Foreign securities may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to foreign securities and changes in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the foreign currency in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security in U.S. dollars.

          - Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets generally are more expensive than in the U.S.

          - Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures may be unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

          - Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a comparable U.S. issuer.

          - There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.

          - Foreign securities markets may have substantially less volume than U.S. securities markets, and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers.

          - Foreign securities may trade on days when the Fund does not sell shares. As a result, the value of the Fund's portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares.

          - With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Fund, and political or social instability or diplomatic developments that could affect investments in those countries.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Although the Fund has no current intention of doing so, the Fund may engage in futures and options on futures transactions in accordance with its investment objective and policies.

Futures contracts are standardized contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit a specified amount of cash or eligible securities called "initial margin." Subsequent payments, called "variation margin," are made on a daily basis as the market price of the futures contract or option fluctuates.

The Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent the Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management strategies, including gaining efficient exposure to markets and minimizing transaction costs. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Fund may not purchase or sell futures contracts, options on futures contracts or options on currencies traded on a CFTC-regulated exchange for non bona fide hedging purposes if the aggregate initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

Futures contracts and options on futures contracts present substantial risks, including the following:

     - While the Fund may benefit from the use of futures and related options, unanticipated market events may result in poorer overall performance than if the Fund had not entered into any futures or related options transactions.

     - Because perfect correlation between a futures position and a portfolio position that the Fund intends to hedge is impossible to achieve; a hedge may not work as intended, and the Fund may thus be exposed to additional risk of loss.

     - The loss that the Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

     - Futures markets are highly volatile, and the use of futures may increase the volatility of the Fund's net asset value.

     - As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to the Fund.

     - Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

     - The counterparty to an OTC contract may fail to perform its obligations under the contract.

Stock Index Futures. Although the Fund has no current intention of doing so, the Fund may seek to reduce the volatility in its portfolio through the use of stock index futures contracts. A stock index futures contract is an agreement pursuant to which two parties agree, one to receive and the other to pay, on a specified date an amount of cash equal to a specified dollar amount -- established by an exchange or board of trade -- times the difference between the value of the index at the close of the last trading day of the contract and the price at which the futures contract is originally written. The purchaser pays no consideration at the time the contract is entered into; the purchaser only pays a good faith deposit.

The market value of a stock index futures contract is based primarily on the value of the underlying index. Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract. If a stock index is established that is made up of securities whose market characteristics closely parallel the market characteristics of the securities in the Fund's portfolio, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of the portfolio. Thus, if the Fund sells futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e., the size of the futures position). Conversely, when the Fund has cash available (for example, through substantial sales of shares) and wishes to invest the cash in anticipation of a rising market, the Fund could rapidly hedge against the expected market increase by buying futures contracts to offset the cash position and thus cushion the adverse effect of attempting to buy individual securities in a rising market. Stock index futures contracts are subject to the same risks as other futures contracts discussed above under "Futures Contracts and Options on Futures Contracts."

HIGH-YIELD OR LOWER-RATED DEBT SECURITIES. High-yield debt securities (also referred to as "lower-rated debt securities" or "junk bonds") are rated BB/Ba or lower and may pay a higher yield, but entail greater risks, than investment grade debt securities. When compared to investment grade debt securities, high-yield debt securities:

     - have a higher risk of default and their prices can be much more volatile due to lower liquidity;

     -    tend to be less sensitive to interest rate changes; and

     - pose a greater risk that the exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower-yielding bonds.

In addition, while the market for high-yield, corporate debt securities has been in existence for many years, the market in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly-leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of this market, especially during periods of economic recession.

Since the risk of default is higher among high-yield debt securities, Lord Abbett's research and analysis are important ingredients in the selection of such securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, the Fund seeks to reduce this risk. There can be no assurance, however, that this risk will in fact be reduced and that losses will not occur. The Fund does not have any minimum rating criteria applicable to the fixed-income securities in which it invests.

ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

-    Domestic and foreign securities that are not readily marketable.

- Repurchase agreements and time deposits with a notice or demand period of more than seven days.

- Certain restricted securities, unless Lord Abbett determines, subject to the oversight of the Board, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A ("144A Securities") and is liquid.

144A Securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of the Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

INVESTMENT COMPANIES. The Fund may invest in securities of other investment companies subject to limitations prescribed by the Act, except that the Fund cannot rely on Sections 12(d)(1)(F) and (G). These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. The Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests. Such investment companies will generally be money market funds or have investment objectives, policies and restrictions substantially similar to those of the investing Fund and will be subject to substantially the same risks.

The Fund may, consistent with its investment policies, invest in investment companies established to accumulate and hold a portfolio of securities that is intended to track the price performance and dividend yield of a well-known securities index. The Fund may use such investment company securities for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of the securities may not perfectly parallel the price movement of the underlying index. An example of this type of security is the Standard & Poor's Depositary Receipt, commonly known as a "SPDR."

LISTED OPTIONS ON SECURITIES. The Fund may purchase and write national securities exchange-listed put and call options on securities or securities indices. A "call option" is a contract sold for a price giving its holder the right to buy a specific amount of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Fund may write covered call options that are traded on a national securities exchange with respect to securities in its portfolio in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. During the period of the option, the Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). The Fund may also enter into "closing purchase transactions" in order to terminate its obligation to deliver the underlying security. This may result in a short-term gain or loss. A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If the Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation.

A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Writing listed put options may be a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or when the investment manager believes a more defensive and less fully invested position is desirable in light of market conditions. The Fund will not purchase an option if, as a result of such purchase, more than 10% of its net assets would be invested in premiums for such options. The Fund may write covered put options to the extent that cover for such options does not exceed 15% of its net assets. The Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of its net assets at the time an option is written.

The purchase and writing of options is a highly specialized activity that involves special investment risks. The Fund may use options for hedging or cross hedging purposes or to seek to increase total return (which is considered a speculative activity). If Lord Abbett is incorrect in its expectation of changes in market prices or determination of the correlation between the securities on which options are based and the Fund's portfolio securities, the Fund may incur losses. The use of options can also increase the Fund's transaction costs.

PREFERRED STOCK, WARRANTS, AND RIGHTS. The Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stockholders but after bond holders and other creditors. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Investments in preferred stock present market and liquidity risks. The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than the market for the issuer's common stock.

Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date. Investments in warrants and rights are thus speculative, and may result in a total loss of the money invested.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction by which the purchaser acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. The Fund requires at all times that the repurchase agreement be collateralized by cash or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises ("U.S. Government Securities") having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). Such agreements permit the Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. The Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Lord Abbett, as the investment manager, to present minimal credit risks. Lord Abbett will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.

REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). This risk is greatly reduced because the Fund generally receives cash equal to 98% of the price of the security sold. Engaging in reverse repurchase agreements may also involve the use of leverage, in the Fund may reinvest the cash it receives in additional securities. The Fund will attempt to minimize this risk by managing its duration. The Fund's reverse repurchase agreements will not exceed 20% of the Fund's net assets.


SECURITIES LENDING. Although the Fund has no current intention of doing so, the Fund may lend portfolio securities to registered broker-dealers. These loans may not exceed 30% of the Fund's total assets. Securities loans will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or other permissible means at least equal to 102% of the market value of the domestic securities loaned and 105% in the case of foreign securities loaned. The Fund may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons of the Fund.

By lending portfolio securities, the Fund can increase income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government Securities, or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities or other forms of non-cash collateral are received. Lending portfolio securities could result in a loss or delay in recovering the Fund's securities if the borrower defaults.

SHORT SALES. The Fund may make short sales of securities or maintain a short position, if at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short. The Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales.

TEMPORARY DEFENSIVE INVESTMENTS. As described in the Prospectus, the Fund is authorized to temporarily invest a substantial amount, or even all, of its assets in various short-term fixed income securities to take a defensive position. These securities include:

     -    U.S. Government Securities.

     - Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

     - Bank certificates of deposit and time deposits. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

     - Bankers' acceptances. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.

     -    Repurchase agreements.

WHEN-ISSUED OR FORWARD TRANSACTIONS. The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government Securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund's custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date that could result in depreciation of the value of fixed income when-issued securities. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

POLICIES AND PROCEDURES GOVERNING DISCLOSURE OF PORTFOLIO HOLDINGS. The Board has adopted policies and procedures with respect to the disclosure of the Fund's portfolio holdings and ongoing arrangements making available such information to the general public, as well as to certain third parties on a selective basis. Among other things, the policies and procedures are reasonably designed to ensure that the disclosure is in the best interests of Fund shareholders and to address potential conflicts of interest between the Fund on the one hand and Lord Abbett and its affiliates or affiliates of the Fund on the other hand. Except as noted in the three instances below, the Fund does not provide portfolio holdings to any third party until they are made available to the general public on Lord Abbett's website at www.LordAbbett.com or otherwise. The exceptions are as follows:

     1. The Fund may provide its portfolio holdings to (a) third parties that render services to the Fund relating to such holdings (i.e., pricing vendors, ratings organizations, custodians, external administrators, independent public accounting firms, counsel, etc.), as appropriate to the service being provided to the Fund, on a daily, monthly, calendar quarterly or annual basis within 15 days following the end of the period, and (b) third party consultants on a monthly or calendar quarterly basis within 15 days following period-end for the sole purpose of performing their own analyses with respect to the Fund. The Fund may discuss or otherwise share portfolio holdings or related information with counterparties that execute transactions on behalf of the Fund;

     2. The Fund may provide portfolio commentaries or fact sheets containing, among other things, a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, and/or portfolio performance attribution information as of the month-end within 15 days thereafter to certain Financial Intermediaries; and

     3. The Fund may provide its portfolio holdings or related information in response to governmental requests or subpoenas or in similar circumstances.


Before providing schedules of its portfolio holdings to a third party in advance of making them available to the general public, the Fund obtains assurances through contractual obligations, certifications or other appropriate means such as due diligence sessions and other meetings to the effect that: (i) neither the receiving party nor any of its officers, employees or agents will be permitted to take any holding-specific investment action based on the portfolio holdings, and (ii) the receiving party will not use or disclose the information except as it relates to rendering services for the Fund related to portfolio holdings, to perform certain internal analyses in connection with its evaluation of the Fund and/or its investment strategies, or for similar purposes. The sole exception relates to the agreement with SG Constellation, LLC, the provider of financing for the distribution of the Fund's Class B shares, which is authorized to engage in certain hedging transactions (including the purchase and/or sale of exchange-traded-funds but not including any other Fund holding-specific investment transactions) as a way of managing its business exposure to the value of the Fund's portfolios securities. In addition and also in the case of other portfolio related information, written materials will contain appropriate legends requiring that the information be kept confidential and restricting the use of the information. An executive officer of the Fund approves these arrangements subject to the Board's review and oversight, and Lord Abbett provides reports at least semiannually to the Board concerning them. The Board also reviews the Fund's policies and procedures governing these arrangements on an annual basis. These policies and procedures may be modified at any time with the approval of the Board.


Neither the Fund, Lord Abbett nor any other party receives any compensation or other consideration in connection with any arrangement described in this section, other than fees payable to a service provider rendering services to the Fund related to the Fund's portfolio holdings. For these purposes, compensation does not include normal and customary fees that Lord Abbett or an affiliate may receive as a result of investors making investments in the Fund. Neither the Fund, Lord Abbett nor any of their affiliates has entered into an agreement or other arrangement with any third party recipient of portfolio related information under which the third party would maintain assets in the Fund or in other investment companies or accounts managed by Lord Abbett or any of its affiliated persons.

Lord Abbett's Compliance Department periodically reviews and evaluates Lord Abbett's adherence to the above policies and procedures, including the existence of any conflicts of interest between the Fund on the one hand and Lord Abbett and its affiliates or affiliates of the Fund on the other hand. The Compliance Department reports to the Board at least annually regarding its assessment of compliance with these policies and procedures.

FUND'S PORTFOLIO INFORMATION RECIPIENTS. Attached as Appendix A is a list of the third parties that may receive portfolio holdings information under the circumstances described above.

                                       3.
                             MANAGEMENT OF THE FUND


The Board of Directors is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. As discussed in the Fund's Annual Report to Shareholders, the Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Fund's investment adviser.

INTERESTED DIRECTOR

The following Director is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 54 portfolios or series.


NAME, ADDRESS AND        CURRENT POSITION LENGTH OF      PRINCIPAL OCCUPATION
YEAR OF BIRTH            SERVICE WITH FUND               DURING PAST FIVE YEARS       OTHER DIRECTORSHIPS
-----------------        --------------------------      ----------------------       -------------------
ROBERT S. DOW            Director since 1995; Chairman   Managing Partner and Chief           N/A
Lord, Abbett & Co. LLC   since 1996                      Executive Officer of Lord
90 Hudson Street                                         Abbett since 1996.
Jersey City, NJ 07302
(1945)


INDEPENDENT DIRECTORS


The following independent or outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 54 portfolios or series.



NAME, ADDRESS AND        CURRENT POSITION LENGTH OF      PRINCIPAL OCCUPATION
YEAR OF BIRTH            SERVICE WITH FUND               DURING PAST FIVE YEARS                        OTHER DIRECTORSHIPS
-----------------        --------------------------      ----------------------                        -------------------
E. THAYER BIGELOW        Director since 1994             Managing General Partner, Bigelow Media,      Currently serves as director
Lord, Abbett & Co. LLC                                   LLC (since 2000); Senior Adviser, Time        of Adelphia Communications,
c/o Legal Dept.                                          Warner Inc. (1998 - 2000); Acting Chief       Inc., Crane Co., and Huttig
90 Hudson Street                                         Executive Officer of Courtroom Television     Building Products Inc.
Jersey City, NJ 07302                                    Network (1997 - 1998); President and Chief
(1941)                                                   Executive Officer of Time Warner Cable
                                                         Programming, Inc. (1991 - 1997).

WILLIAM H.T. BUSH        Director since                  Co-founder and Chairman of the Board of the   Currently serves as director
Lord, Abbett & Co. LLC   1998                            financial advisory firm of Bush-O'Donnell &   of WellPoint, Inc. (since
c/o Legal Dept.                                          Company (since 1986).                         2002), and Engineered Support
90 Hudson Street                                                                                       Systems, Inc. (since 2000).
Jersey City, NJ 07302
(1938)

ROBERT B. CALHOUN, JR.   Director since                  Managing Director of Monitor Clipper          Currently serves as director
Lord, Abbett & Co. LLC   1998                            Partners (since 1997) and President of        of Avondale, Inc. and
c/o Legal Dept.                                          Clipper Asset Management Corp. (since         Interstate Bakeries Corp.
90 Hudson Street                                         1991), both private equity investment
Jersey City, NJ 07302                                    funds.
(1942)


                                       11


JULIE A. HILL            Director since                  Owner and CEO of the Hillsdale Companies, a   Currently serves as director
Lord, Abbett & Co. LLC   2004                            business consulting firm (since 1998);        of WellPoint, Inc.; Resources
c/o Legal Dept.                                          Founder, President and Owner of the           Connection Inc.; Holcim (US)
90 Hudson Street                                         Hiram-Hill and Hillsdale Development          Inc. (a subsidiary of Holcim
Jersey City, NJ 07302                                    Companies (1998 - 2000).                      Ltd.); and Lend Lease
(1946)                                                                                                 Corporation Limited

FRANKLIN W. HOBBS        Director since                  Former Chief Executive Officer of Houlihan    Currently serves as director
Lord, Abbett & Co. LLC   2000                            Lokey Howard & Zukin, an investment bank      of Adolph Coors Company.
c/o Legal Dept.                                          (January 2002 - April 2003); Chairman of
90 Hudson Street                                         Warburg Dillon Read (1999 - 2001); Global
Jersey City, NJ 07302                                    Head of Corporate Finance of SBC Warburg
(1947)                                                   Dillon Read (1997 - 1999); Chief Executive
                                                         Officer of Dillon, Read & Co. (1994 -
                                                         1997).

THOMAS J. NEFF           Director since 1983             Chairman of Spencer Stuart (U.S.), an         Currently serves as director
Lord, Abbett & Co. LLC                                   executive search consulting firm (since       of Ace, Ltd. (since 1997) and
c/o Legal Dept.                                          1996); President of Spencer Stuart            Hewitt Associates, Inc.
90 Hudson Street                                         (1979-1996).
Jersey City, NJ 07302
(1937)

JAMES L.L. TULLIS        Director since 2006             CEO of Tullis-Dickerson and Co. Inc, a        Currently serves as Director
Lord, Abbett & Co. LLC                                   venture capital management firm (since        of Crane Co. (since 1998),
c/o Legal Dept.                                          1990).                                        and Viacell Inc. (since
90 Hudson Street                                                                                       2002).
Jersey City, NJ 07302
(1947)


OFFICERS

None of the officers listed below have received compensation from the Fund. All the officers of the Fund may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.


NAME AND                                                 LENGTH OF SERVICE     PRINCIPAL OCCUPATION
(YEAR OF BIRTH)           CURRENT POSITION WITH FUND     OF CURRENT POSITION   DURING PAST FIVE YEARS
---------------           --------------------------     -------------------   ----------------------
ROBERT S. DOW             Chief Executive Officer and    Elected in 1995       Managing Partner and Chief Executive
(1945)                    President                                            Officer of Lord Abbett (since 1996).

EDWARD K. VON DER LINDE   Executive Vice President       Elected in 1995       Partner and Investment Manager,
(1960)                                                                         joined Lord Abbett in 1988.

JAMES BERNAICHE           Chief Compliance Officer       Elected in 2004       Chief Compliance Officer, joined
(1956)                                                                         Lord Abbett in 2001; formerly Vice
                                                                               President and Chief Compliance
                                                                               Officer with Credit Suisse Asset
                                                                               Management.

JOAN A. BINSTOCK          Chief Financial Officer and    Elected in 1999       Partner and Chief Operations
(1954)                    Vice President                                       Officer, joined Lord Abbett in 1999.


                                       12


DAVID G. BUILDER          Vice President                 Elected in 1998       Equity Analyst, joined Lord Abbett
(1954)                                                                         in 1998.

JOHN K. FORST             Vice President and Assistant   Elected in 2005       Deputy General Counsel, joined Lord
(1960)                    Secretary                                            Abbett in 2004; prior thereto
                                                                               Managing Director and Associate
                                                                               General Counsel at New York Life
                                                                               Investment Management LLC
                                                                               (2002-2003); formerly Attorney at
                                                                               Dechert LLP (2000-2002).

HOWARD E. HANSEN          Executive Vice President       Elected in 1998       Partner and Investment Manager,
(1961)                                                                         joined Lord Abbett in 1995.

LAWRENCE H. KAPLAN        Vice President and Secretary   Elected in 1997       Partner and General Counsel, joined
(1957)                                                                         Lord Abbett in 1997.

ROBERT G. MORRIS          Vice President                 Elected in 1995       Partner and Chief Investment
(1944)                                                                         Officer, joined Lord Abbett in 1991.

A. EDWARD OBERHAUS, III   Vice President                 Elected in 1996       Partner and Manager of Equity
(1959)                                                                         Trading, joined Lord Abbett in 1983.

CHRISTINA T. SIMMONS      Vice President and Assistant   Elected in 2000       Assistant General Counsel, joined
(1957)                    Secretary                                            Lord Abbett in 1999.

BERNARD J. GRZELAK        Treasurer                      Elected in 2003       Director of Fund Administration,
(1971)                                                                         joined Lord Abbett in 2003; formerly
                                                                               Vice President, Lazard Asset
                                                                               Management LLC (2000-2003); prior
                                                                               thereto Manager of Deloitte & Touche
                                                                               LLP.


COMMITTEES


The standing committees of the Board are the Audit Committee, the Proxy Committee, the Nominating and Governance Committee and the Contracts Committee.

The Audit Committee is composed wholly of Directors who are not "interested persons" of the Fund. The members of the Audit Committee are Messrs. Bigelow, Calhoun, and Hobbs and Ms. Hill. The Audit Committee provides assistance to the Board in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Fund, and the quality and integrity of the Fund's financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of the Fund's independent registered public accounting firm and considering violations of the Fund's Code of Ethics to determine what action should be taken. The Audit Committee meets quarterly and during the past fiscal year met three times.

The Proxy Committee is composed of at least two Directors who are not "interested persons" of the Fund, and also may include one or more Directors who are partners or employees of Lord Abbett. The current members of the Proxy Committee are three independent Directors: Messrs. Bush, Neff and Tullis. The Proxy Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; and (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest. During the past fiscal year, the Proxy Committee met five times.

The Nominating and Governance Committee is composed of all the Directors who are not "interested persons" of the Fund. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as independent Directors and as committee members; and (ii) periodically reviewing director/trustee compensation. During the past fiscal year, the Nominating and Governance Committee met five times. The Nominating and Governance Committee has adopted policies with respect to its consideration of any individual recommended by the Fund's shareholders to serve as an independent Director. A shareholder who would like to recommend a candidate may write to the Fund.

The Contracts Committee consists of all Directors who are not "interested persons" of the Funds. The Contracts Committee conducts much of the factual inquiry undertaken by the Directors in connection with the Board's annual consideration of whether to renew the management and other contracts with Lord Abbett and Lord Abbett Distributor. The Contracts Committee held one formal meeting during the last fiscal year; in addition, members of the Committee conducted inquiries into the portfolio management approach and results of Lord Abbett, and reported the results of those inquiries to the Nominating and Governance Committee.


COMPENSATION DISCLOSURE

The following table summarizes the compensation for each of the directors/trustees of the Fund and for all Lord Abbett-sponsored funds.


The second column of the following table sets forth the compensation accrued by the Fund for independent Directors. The third column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the independent directors/trustees, and amounts payable but deferred at the option of the director/trustee. No director/trustee of the funds associated with Lord Abbett and no officer of the funds, received any compensation from the funds for acting as a director/trustee or officer.



                                         (2)                                        (3)
                              For the Fiscal Year Ended               For Year Ended December 31, 2005
          (1)                December 31, 2005 Aggregate          Total Compensation Paid by the Fund and
   Name of Director      Compensation Accrued by the Fund(1)   Thirteen Other Lord Abbett-Sponsored Funds(2)
----------------------   -----------------------------------   ---------------------------------------------
E. Thayer Bigelow                      $26,560                                    $154,750
William H.T. Bush                      $27,421                                    $157,750
Robert B. Calhoun, Jr.                 $33,326                                    $179,750
Julie A. Hill                          $27,759                                    $157,750
Franklin W. Hobbs                      $29,170                                    $157,750
C. Alan MacDonald*                     $28,759                                    $166,125
Thomas J. Neff                         $27,858                                    $150,750


----------

*Mr. MacDonald retired March 31, 2006.



     1. Independent Directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Fund to its independent Directors may be deferred at the option of a Director under an equity-based plan (the "equity-based plan") that deems the deferred amounts to be invested in shares of the Fund for later distribution to the Directors. In addition, $25,000 of each Director's retainer must be deferred and is deemed invested in shares of the Fund and other Lord Abbett-sponsored funds under the equity-based plan. Of the amounts shown in the second column, the total deferred amounts for the Directors are $4,630 $7,124, $33,326, $13,772, $29,170, $4,630, and $27,858, respectively.

     2. The third column shows aggregate compensation, including the types of compensation described in the second column, accrued by all Lord Abbett-sponsored funds during the year ended December 31, 2005, including fees directors/trustees have chosen to defer.



The following chart provides certain information about the dollar range of equity securities beneficially owned by each Director in the Fund and other Lord Abbett-sponsored funds as of December 31, 2005. The amounts shown include deferred compensation to the Directors deemed invested in fund shares. The amounts ultimately received by the Directors under the deferred compensation plan will be directly linked to the investment performance of the funds.



                                                     Aggregate Dollar Range
                         Dollar Range of Equity     of Equity Securities in
Name of Director         Securities in the Fund   Lord Abbett-Sponsored Funds
----------------------   ----------------------   ---------------------------
Robert S. Dow                 Over $100,000              Over $100,000
E. Thayer Bigelow             Over $100,000              Over $100,000
William H. T. Bush           $10,001-$50,000             Over $100,000

Robert B. Calhoun, Jr.        Over $100,000              Over $100,000
Julie A. Hill                $10,001-$50,000             Over $100,000
Franklin W. Hobbs           $50,001-$100,000             Over $100,000
C. Alan MacDonald*          $50,001-$100,000             Over $100,000
Thomas J. Neff                Over $100,000              Over $100,000



----------
* Mr. MacDonald retired March 31, 2006.


CODE OF ETHICS

The directors, trustees and officers of Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with Rule 17j-1 of the Act and each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code of Ethics imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of the Advisory Group.

PROXY VOTING

The Fund has delegated proxy voting responsibilities to the Fund's investment adviser, Lord Abbett, subject to the Proxy Committee's general oversight. Lord Abbett has adopted its own proxy voting policies and procedures for this purpose. A copy of Lord Abbett's proxy voting policies and procedures is attached as Appendix B.


In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ending June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available on the SEC's website at www.sec.gov. The Fund also has made this information available, without charge, on Lord Abbett's website at www.LordAbbett.com.


                                       4.
               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of April 3, 2006, the Fund's officers and Directors, as a group, owned less than 1% of Class Y of the Fund's outstanding shares. As of April 3, 2006, to the best of our knowledge, the following record holders owned 5% or more of the Fund's outstanding Class Y shares:



The Northern Trust Co. TR          21.06%
FBO Ameren Corp. 401K Trust
P.O. Box 92994, Chicago, IL

NFS LLC FEBO FIIOC Agent FBO       10.62%
Qualified Employee Plans
100 Magellan Way, Covington, KY

Wells Fargo Bank NA FBO            12.48%
BAE 401(k)
P.O. Box 1533
Minneapolis, MN 55480-1533

Ameriprise Trust Company for the    5.90%
Benefit of Ameriprise Trust
Retirement Services Plans
50534 AXP Financial Ctr
Minneapolis, MN 55474-0505

Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

                                       5.
                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER


As described under "Management" in the Prospectus, Lord Abbett is the Fund's investment adviser. The following partners of Lord Abbett are also officers of the Fund: Joan A. Binstock, Howard E. Hansen, Lawrence H. Kaplan, Robert G. Morris, A. Edward Oberhaus, III, and Edward K. von der Linde. Robert S. Dow is the managing partner of Lord Abbett and an officer and Director of the Fund. The other partners of Lord Abbett are: Michael Brooks, Zane E. Brown, Patrick Browne, John J. DiChiaro, Sholom Dinsky, Lesley-Jane Dixon, Milton Ezrati, Kevin
P. Ferguson, Robert P. Fetch, Daria L. Foster, Daniel H. Frascarelli, Robert I. Gerber, Michael S. Goldstein, Michael A. Grant, Gerard Heffernan, Charles Hofer,
W. Thomas Hudson, Jr., Cinda Hughes, Ellen G. Itskovitz, Jerald Lanzotti, Richard Larsen, Robert A. Lee, Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Charles Massare, Jr., Paul McNamara, Robert J. Noelke, F. Thomas O'Halloran, R. Mark Pennington, Walter Prahl, Michael Radziemski, Eli M. Salzmann, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Richard Smola, Jarrod Sohosky, Diane Tornejal, Christopher J. Towle and Marion Zapolin. The address of each partner is 90 Hudson Street, Jersey City, NJ 07302-3973.

Under the Management Agreement between Lord Abbett and the Fund, the Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month. These management fees are allocated among the classes based on the classes' proportionate share of such average daily net assets. The annual rates are as follows:

     .75 of 1% on the first $200 million of average daily net assets; .65 of 1% on the next $300 million; and .50 of 1% on assets over $500 million.

For the fiscal years ended December 31, 2005, 2004, and 2003, Lord Abbett received management fees of $52,774,897, $39,109,946, and $24,460,868, respectively.


Although not obligated to do so, Lord Abbett may waive all or a part of its management fees and/or may assume other expenses of the Fund.


The Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, independent directors'/trustees' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to existing shareholders, insurance premiums, and other expenses connected with executing portfolio transactions.


INVESTMENT MANAGERS

As stated in the Prospectus, Lord Abbett uses a team of investment managers and analysts acting together to manage the investments of the Fund.


Edward K.von der Linde heads the team of the Mid-Cap Value Fund and the other senior member is Howard E. Hansen. Messrs. von der Linde and Hansen are primarily and jointly responsible for the day-to-day management of the Fund.

The following table indicates for the Fund as of December 31, 2005: (1) the number of other accounts managed by each investment manager who is primarily and/or jointly responsible for the day-to-day management of the Fund within certain categories of investment vehicles; and (2) the total assets in such accounts managed within each category. For each of the categories a footnote to the table also provides the number of accounts and the total assets in the accounts with respect to which the management fee is based on the performance of the account. Included in the Registered Investment Companies or mutual funds category are those U.S. registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles. Lord Abbett does not manage any hedge funds. The Other Accounts category encompasses Retirement and Benefit Plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by Financial Intermediaries unaffiliated with Lord Abbett. (The data shown below are approximate.)


                                             OTHER ACCOUNTS MANAGED (# AND TOTAL ASSETS IN MILLIONS)*
                                            ---------------------------------------------------------
                                                                     OTHER POOLED
                                            REGISTERED INVESTMENT     INVESTMENT
FUND                 NAME                         COMPANIES            VEHICLES       OTHER ACCOUNTS
------------------   --------------------   ---------------------   -------------   -----------------
Mid-Cap Value Fund   Edward von der Linde        11/ $3,995.9        1/ $64.0        5,486/ $2,852.8
                     Howard Hansen               12/ $5,902.9       2/ $156.5       5,493*/ $3,501.0*



* Included in the number of accounts and total assets is 1 account with respect to which the management fee is based on the performance of the account; such account totals approximately $435.0 million in total assets.


Conflicts of interest may arise in connection with the investment managers' management of the investments of the Fund and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Fund and other accounts with similar investment objectives and policies. An investment manager potentially could use information concerning the Fund's transactions to the advantage of other accounts and to the detriment of the Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the Fund. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers' management of the investments of the Fund and the investments of the other accounts referenced in the table above.

COMPENSATION OF INVESTMENT MANAGERS

Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. Base salaries are assigned at a level that takes into account the investment manager's experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the investment manager's investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns, the funds' size and cash flows, and similar factors. Investment results are evaluated based on an assessment of the investment manager's three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the investment manager's assets under management, the revenues generated by those assets, or the profitability of the investment manager's unit. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses investment managers on the impact their fund's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment manager's profit-sharing account are based on a percentage of the investment manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

HOLDINGS OF INVESTMENT MANAGERS


The following table indicates for the Fund the dollar range of shares beneficially owned by each investment manager who is primarily and/or jointly responsible for the day-to-day management of the Fund, as of December 31, 2005. This table includes the value of shares beneficially owned by such investment managers through 401(k) plans and certain other plans or accounts, if any.



                                                                DOLLAR RANGE OF SHARES IN THE FUND
                                            --------------------------------------------------------------------------
                                                     $1-     $10,001-   $50,001-   $100,001-    $500,001-      OVER
FUND                 NAME                   NONE   $10,000    $50,000   $100,000    $500,000   $1,000,000   $1,000,000
------------------   --------------------   ----   -------   --------   --------   ---------   ----------   ----------
Mid-Cap Value Fund   Edward von der Linde                                                           X
                     Howard Hansen                                                                               X


ADMINISTRATIVE SERVICES

Pursuant to an Administrative Services Agreement with the Fund, Lord Abbett provides certain administrative services not involving the provision of investment advice to the Fund. Under the Agreement, the Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at an annual rate of .04 of 1%. This fee is allocated among the classes of shares of the Fund based on average daily net assets. The Administrative Services Agreement was effective January 1, 2003.


The administrative service fees paid to Lord Abbett for the Fund as of December 31, 2005, 2004 and 2003 are $4,141,746, $3,044,790 and $1,850,848, respectively.


PRINCIPAL UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and a subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Fund.

CUSTODIAN AND ACCOUNTING AGENT


State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105, is the Fund's custodian. The custodian pays for and collects proceeds of securities bought and sold by the Fund and attends to the collection of principal and income. The custodian may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by the Fund in foreign countries and to hold cash and currencies for the Fund. In accordance with the requirements of Rule 17f-5, the Board has approved arrangements permitting the Fund's foreign assets not held by the custodian or its foreign branches to be held by certain qualified foreign banks and depositories. In addition, State Street Bank & Trust Company performs certain accounting and recordkeeping functions relating to portfolio transactions and calculates the Fund's net asset value.


TRANSFER AGENT

DST Systems, Inc., 210 W. 10th St., Kansas City, MO, 64106, acts as the transfer agent and dividend disbursing agent for the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, Two World Financial Center, New York, NY, 10281, is the Independent Registered Public Accounting Firm of the Fund and must be approved at least annually by the Fund's Board to continue in such capacity. Deloitte & Touche LLP performs audit services for the Fund, including the examination of financial statements included in Fund's Annual Report to Shareholders.

                                       6.
                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES


It is Lord Abbett's and the Fund's policy to obtain best execution on all portfolio transactions, which means that Lord Abbett seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, the Fund may pay, as described below, a higher commission than some brokers might charge on the same transaction. The policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, the Fund, if considered advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Normally, the selection of broker-dealers is made by traders who are employees of Lord Abbett. These traders also do the trading for other accounts -- investment companies and other investment clients -- managed by Lord Abbett. They are responsible for seeking best execution.

In transactions on stock exchanges in the United States, commissions are typically negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in the Fund's portfolio usually will include a concession paid to the underwriter by the issuer, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

The Fund pays a commission rate that Lord Abbett believes is appropriate to give maximum assurance that the Fund's brokers will provide the Fund, on a continuing basis, with the highest level of brokerage services available. While Lord Abbett does not always seek the lowest possible commissions on particular trades, Lord Abbett believes that the commission rates paid by the Fund are in line with the rates that many other institutions pay. Lord Abbett's traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers. Such services include showing the Fund trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, confidential treatment, promptness and reliability. The value of these services may be viewed in terms of either a particular transaction or multiple transactions on behalf of one or more accounts managed by Lord Abbett.

While neither Lord Abbett nor the Fund obtains third party research services from brokers executing portfolio transactions for the Fund, some of these brokers may provide proprietary research services, at least some of which are useful to Lord Abbett in its overall responsibilities with respect to the Fund and the other accounts Lord Abbett manages. In addition, Lord Abbett purchases third party research with its own fund. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Such services may be used by Lord Abbett in servicing all of its accounts, and not all of such services will necessarily be used by Lord Abbett in connection with its management of the Funds. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with its management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with its advisory services to such other accounts. Lord Abbett cannot allocate research services received from brokers to any particular account, research services are not a substitute for Lord Abbett's services but are supplemental to its own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into its investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of proprietary research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be increased if it attempted to generate such additional information through its own staff.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored fund to purchase or sell portfolio securities.

Lord Abbett seeks to combine or "batch" purchases or sales of a particular security placed at or about the same time for similarly situated accounts, including the Fund, to facilitate "best execution" and to reduce other transaction costs, if relevant. Each account that participates in a particular batched order, including the Fund, will do so at the average share price for all transactions related to that order. Lord Abbett generally allocates securities purchased or sold in a batched transaction among participating accounts in proportion to the size of the order placed for each account (i.e., pro-rata). Lord Abbett, however, may increase or decrease the amount of securities allocated to one or more accounts if necessary to avoid holding odd-lot or small numbers of shares in a client account. In addition, if Lord Abbett is unable to execute fully a batched transaction and determines that it would be impractical to allocate a small number of securities on a pro-rata basis among the participating accounts, Lord Abbett allocates the securities in a manner it determines to be fair to all accounts over time.

At times, Lord Abbett is not able to batch purchases and sales for all accounts or products it is managing, such as when an individually-managed account client directs it to use a particular broker for a trade (sometimes referred to as "directed accounts"), or when Lord Abbett is placing transactions for separately managed account programs (sometimes referred to as "wrap programs"). When it does not batch purchases and sales, Lord Abbett usually uses a rotation process for placing equity transactions on behalf of the different groups of accounts or products with respect to which transactions are communicated to the trading desk or placed at or about the same time. Generally, Lord Abbett will place trades first for transactions on behalf of the Lord Abbett funds and non-directed individually-managed institutional accounts, second for wrap programs, by program, and finally for directed accounts.

TOTAL BROKERAGE COMMISSIONS PAID TO INDEPENDENT BROKER-DEALERS

For the fiscal years ended December 31, 2005, 2004, and 2003, the Fund paid total brokerage commissions on transactions of securities to independent broker-dealers of $6,532,308, $5,300,813, and $5,860,058, respectively.


                                       7.
                                CLASSES OF SHARES

The Fund offers different classes of shares to eligible purchasers. Only Class Y shares are offered in this SAI. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series, or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class, series, or fund in the matter are substantially identical or the matter does not affect any interest of such class, series, or fund. However, the Rule exempts the selection of independent registered public accounting firm, the approval of a contract with a principal underwriter and the election of directors from the separate voting requirements.


The Fund's By-Laws provide that the Fund shall not hold a meeting of its shareholders in any year unless one or more matters are required to be acted on by shareholders under the Act, or unless called by a majority of the Board or by shareholders holding at least one quarter of the stock of the Fund outstanding and entitled to vote at the meeting.

                                       8.
             PURCHASES, REDEMPTIONS, PRICING AND PAYMENTS TO DEALERS

Information concerning how we value Fund shares is contained in the Prospectus under "Purchases" and "Redemptions."

The Fund's Board has adopted policies and procedures that are designed to prevent or stop excessive trading and market timing. Please see the Prospectus under "Purchases."

Under normal circumstances we calculate the Fund's net asset value as of the close of the NYSE on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Portfolio securities are valued at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the last sale price, or, if there is no sale on that day, at the last bid, or, in the case of bonds, in the over-the-counter market if that market more accurately reflects the market value of the bonds. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the last bid and asked prices. Over-the-counter fixed income securities are valued at prices supplied by independent pricing services, which reflect broker-dealer-supplied valuations and electronic data processing techniques reflecting the mean between the bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board.

All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the exchange rates of such currencies against United States dollars provided by an independent pricing service at the close of regular trading on the London Stock Exchange. If such exchange rates are not available, the rate of exchange will be determined in accordance with the policies established by the Board.

The net asset value per share for the Class Y shares will be determined by taking the net assets and dividing by the number of Class Y shares outstanding. Our Class Y shares will be offered at net asset value.

CLASS Y SHARE EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your Class Y shares for Class Y shares of any Lord Abbett-sponsored funds currently offering Class Y shares to the public. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made. We reserve the right to reject or restrict any purchase order or exchange request if the Fund or Lord Abbett Distributor determines that it is in the best interest of the Fund and its shareholders. The Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or otherwise by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission ("SEC") deems an emergency to exist.

The Board may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 60 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

PURCHASES THROUGH FINANCIAL INTERMEDIARIES. The Fund and/or Lord Abbett Distributor has authorized one or more agents to receive on its behalf purchase and redemption orders. Such agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund or Lord Abbett Distributor. The Fund will be deemed to have received a purchase or redemption order when an authorized agent or, if applicable, an agent's authorized designee, receives the order. A Financial Intermediary may charge transaction fees on the purchase and/or sale of Fund shares.


REVENUE SHARING AND OTHER PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES. As described in the Fund's prospectus, Lord Abbett or Lord Abbett Distributor, in its sole discretion, at its own expense and without cost to the Fund or shareholders, also may make payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers") in connection with marketing and/or distribution support for Dealers, shareholder servicing, entertainment, training and education activities for the Dealers, their investment professionals and/or their clients or potential clients, and/or the purchase of products or services from such Dealers. Some of these payments may be referred to as revenue sharing payments. As of the date of this statement of additional information, the Dealers to whom Lord Abbett or Lord Abbett Distributor has agreed to make revenue sharing payments (not including payments for entertainment, and training and education activities for the Dealers, their investment professionals and/or their clients or potential clients) with respect to the Fund and/or other Lord Abbett Funds were as follows:

     -    A.G. Edwards & Sons, Inc.

     - Allstate Life Insurance Company and Allstate Life Insurance Company of New York

     -    B.C. Ziegler and Company

     -    Bodell Overcash Anderson & Co., Inc.

     -    Business Men's Assurance Company of America, d/b/a RBC Insurance

     -    Cadaret, Grant & Co., Inc.

     -    Citigroup Global Markets, Inc.

     -    Edward D. Jones & Co., L.P.

     -    Family Investors Company

     - Hartford Life Insurance Company and Hartford Life & Annuity Insurance Company

     -    James I. Black & Co.

     -    Linsco/Private Ledger Corp.

     -    Mass Mutual Life Investors Services, Inc.

     -    McDonald Investments Inc.

     -    Merrill Lynch Life Insurance Company

     - Merrill Lynch, Pierce, Fenner & Smith Incorporated (and/or certain of its affiliates)

     -    MetLife Securities, Inc.

     -    Morgan Stanley DW, Inc.

     -    National Financial Partners

     - Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company

     -    Piper Jaffray & Co.

     -    Protective Life Insurance Company

     -    Prudential Investment Management Services LLC

     -    RBC Dain Rauscher

     -    Raymond James & Associates, Inc. and Raymond James Financial Services,
          Inc.

     - Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity

          Company of New York

     -    The Travelers Insurance Company and The Travelers Life and Annuity
          Company

     -    UBS Financial Services Inc.

     -    Wachovia Securities, LLC

For more specific information about any revenue sharing payments made to your Dealer, investors should contact their investment professionals.

Thomas J. Neff, an independent Director of the Fund, is a director of Hewitt Associates, Inc. and owns less than .01 of 1% of the outstanding shares of Hewitt Associates, Inc. Hewitt Associates is a global human resources outsourcing and consulting firm with approximately $2.8 billion in revenue in fiscal 2005. Hewitt Associates LLC, a subsidiary of Hewitt Associates, Inc., may receive recordkeeping payments from the Fund and/or other Lord Abbett-sponsored funds. In the twelve months ended October 31, 2005, Hewitt Associates LLC received recordkeeping payments totaling approximately $414,000 from all of the Lord Abbett-sponsored Funds in the aggregate.

REDEMPTIONS IN KIND. Under circumstances in which it is deemed detrimental to the best interests of the Fund's shareholders to make redemption payments wholly in cash, the Fund may pay any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund's net assets by a distribution in kind of readily marketable securities in lieu of cash. The Fund presently has no intention to make redemptions in kind under normal circumstances, unless specifically requested by a shareholder.


                                       9.
                              TAXATION OF THE FUND

The Fund has elected, has qualified, and intends to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). If it qualifies as a regulated investment company, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders. If in any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates and when such income is distributed, such distributions will be further taxed at the shareholder level. Assuming the Fund does qualify as a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year. The Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

The Fund intends to declare and pay as dividends each year substantially all of its net income from investments. Dividends paid by the Fund from its ordinary income or net realized short-term capital gains are taxable to you as ordinary income; however, certain qualified dividend income that the Fund receives and distributes to you is subject to a reduced tax rate of 15% (5% if you are in the 10% or 15% tax brackets) if you meet the general requirement of having held your Fund shares for more than 60 days, and you satisfy certain other requirements.

Dividends paid by the Fund from its net realized long-term capital gains are taxable to you as long-term capital gains, regardless of the length of time you have owned Fund shares. The maximum federal income tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are currently (i) the same as ordinary income tax rates for capital assets held for one year or less, and (ii) 15% (5% for taxpayers in the 10% or 15% tax brackets) for capital assets held for more than one year. You should also be aware that the benefits of the long-term capital gains and qualified dividend rates may be reduced if you are subject to the alternative minimum tax. Capital gains recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations. All dividends are taxable regardless of whether they are received in cash or reinvested in Fund shares.

The Fund's net capital losses for any year cannot be passed through to you but can be carried forward for a period of years to offset the Fund's capital gains in those years. To the extent capital gains are offset by such losses, they do not result in tax liability to the Fund and are not expected to be distributed to you as long-term capital gains dividends.

Dividends paid by the Fund to corporate shareholders may qualify for the dividends received deduction to the extent they are derived from dividends paid to the Fund by domestic corporations. If you are a corporation, you must have held your Fund shares for more than 45 days to qualify for the dividends received deduction. The dividends received deduction may be limited if you incur indebtedness to acquire Fund shares, and may result in reduction to the basis of your shares in the Fund if the dividend constitutes an extraordinary dividend at the Fund level.

Distributions paid by the Fund that do not constitute dividends because they exceed the Fund's current and accumulated earnings and profits will be treated as a return of capital and reduce the tax basis of your Fund shares. To the extent that such distributions exceed the tax basis of your Fund shares, the excess amounts will be treated as gains from the sale of the shares.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed paid by the Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year. The Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.

At the time of your purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or to undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to you even if the net asset value of your shares is, as a result of the distributions, reduced below your cost for such shares and the distributions economically represent a return of a portion of your investment.

In general, if Fund shares are sold, you will recognize gain or loss equal to the difference between the amount realized on the sale and your adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. However, if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares must be treated as long-term capital loss to the extent of dividends classified as "capital gain dividends" received with respect to such shares. Losses on the sale of Fund shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, you acquire shares that are substantially identical.

If your Fund shares are redeemed by a distribution of securities, you will be taxed as if you had received cash equal to the fair market value of the securities. Consequently, you will have a fair market value basis in the securities.

Under Treasury regulations, if you are an individual and recognize a loss with respect to Fund shares of $2 million or more (if you are a corporation, $10 million or more) in any single taxable year (or greater amounts over a combination of years), you may be required to file a disclosure statement with the Internal Revenue Service.

Certain investment practices that the Fund may utilize, such as investing in options, futures, forward contracts, short sales, foreign currency, or foreign entities classified as "passive foreign investment companies" for U.S. tax purposes, may affect the amount, character, and timing of the recognition of gains and losses by the Fund. Such transactions may in turn affect the amount and character of Fund distributions to you.

The Fund may in some cases be subject to foreign withholding taxes, which would reduce the yield on its investments. It is generally expected that the Fund will not be eligible to pass through to you the ability to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund.

You may be subject to a 28% withholding tax on reportable dividends, capital gain distributions, and redemptions ("backup withholding"). Generally, you will be subject to backup withholding if the Fund does not have your certified taxpayer identification number on file, or, to the Fund's knowledge, the number that you have provided is incorrect or backup withholding is applicable as a result of your previous underreporting of interest or dividend income. When establishing an account, you must certify under penalties of perjury that your taxpayer identification number is correct and that you are not otherwise subject to backup withholding.

The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from the Fund can differ from the U.S. federal income tax rules described above. Many states allow you to exclude from your state taxable income the percentage of dividends derived from certain federal obligations, including interest on some federal agency obligations. Certain states, however, may require that a specific percentage of the Fund's income be derived from federal obligations before such dividends may be excluded from state taxable income. The Fund may invest some or all of its assets in such federal obligations. The Fund intends to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on federal obligations may be excluded from state taxable income.

If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply and you should consult your tax adviser for detailed information about the tax consequences to you of owning Fund shares.

The foregoing discussion addresses only the U.S. federal income tax consequences applicable to U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the United States is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares will generally depend upon the status of the owner and the activities of the pass-through entity. If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax adviser regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of U.S. gift and estate taxes.

Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.

                                       10.
                                   UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Fund. The Fund has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares on a continuous basis so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

                                       11.
                                   PERFORMANCE

The Fund computes the average annual compounded rates of total return during specified periods (i) before taxes, (ii) after taxes on Fund distributions, and
(iii) after taxes on Fund distributions and redemption (or sale) of Fund shares at the end of the measurement period. The Fund equates the initial amount invested to the ending (redeemable) value of such investment by adding one to the computed average annual total return, expressed as a percentage, (i) before taxes, (ii) after taxes on Fund distributions, and (iii) after taxes on Fund distributions and redemption of Fund shares at the end of the measurement period, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all distributions (i) without the effect of taxes, (ii) less taxes due on such Fund distributions, and (iii) less taxes due on such Fund distributions and redemption of Fund shares, on the reinvestment dates at prices calculated as stated in the Prospectus. The ending (redeemable) value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation and, in the case of after taxes on Fund distributions and redemption of Fund shares, includes subtracting capital gains taxes resulting from the redemption and adjustments to take into account the tax benefit from any capital losses that may have resulted from the redemption.

In calculating total returns for Class Y shares no sales charge is deducted from the initial investment and the total return is shown at net asset value.


Using the computation methods described above, the following table indicates the average annual compounded rates of total return on an initial investment of one thousand dollars as of December 31, 2005, for the Fund's Class Y shares, for one year and the life of Fund. The after-tax returns were calculated using the highest applicable individual federal marginal tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distribution (e.g., the ordinary income rate for ordinary income distributions, the short-term capital gain rate for short-term capital gains distributions, and the long-term capital gain rate for long-term capital gains distributions). The tax rates may vary over the measurement period. Certain qualified dividends received by the Fund and distributed to you, will be subject to a reduced tax rate and not the ordinary tax rate. Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) were disregarded, as were the effect of phaseouts of certain exemptions, deductions and credits at various income levels, and the impact of the federal alternative minimum income tax. Before- and after-tax returns are provided for Class Y shares for the Fund. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



                                1 Year   5 Years     Life of Fund
                                ------   -------     ------------
MID-CAP VALUE FUND
Class Y shares
   Before Taxes                  8.53%    10.71%   15.36% 05/03/99
Class Y shares after
   Taxes on Distributions        6.79%     9.61%   13.45% 05/03/99
Class Y shares after Taxes on
   Distributions and Sale of
   Fund shares                   7.10%     8.87%   12.50% 05/03/99


These figures represent past performance, and an investor should be aware that the investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that past performance will be repeated in the future.

The Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports, or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. The Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature. In addition, the Fund may from time to time advertise or describe in sales literature its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services, and/or investments for which reliable performance information is available.

                                       12.
                              FINANCIAL STATEMENTS


The financial statements incorporated herein by reference from Lord Abbett Mid-Cap Value Fund, Inc.'s 2005 Annual Report to Shareholders have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, as stated in their report, which is incorporated herein by reference, and has been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                                   APPENDIX A

                      FUND PORTFOLIO INFORMATION RECIPIENTS

The following is a list of the third parties that may receive portfolio holdings or related information under the circumstances described above under Investment Policies - Policies and Procedures Governing Disclosure of Portfolio Holdings:


                                                                        PORTFOLIO COMMENTARIES,
                                                                       FACT SHEETS, PERFORMANCE
                                                  PORTFOLIO HOLDINGS    ATTRIBUTION INFORMATION
                                                      (ITEM #1)*              (ITEM #2)*
                                                  ------------------   ------------------------
ABN-AMRO Asset Management                                                       Monthly
ACS HR Solutions                                                                Monthly
(Formerly Mellon Employee Benefit Solutions)
ADP Retirement Services                                                         Monthly
AG Edwards                                                                      Monthly
AIG SunAmerica                                                                  Monthly
Allstate Life Insurance Company                                                 Monthly
Alpha Investment Consulting Group LLC                                           Monthly
Ameriprise                                                                      Monthly
(Formerly American Express Retirement Services)
American United Life Insurance Company                                          Monthly
AMG                                                                             Monthly
Amivest Capital Management                                                      Monthly
Amvescap Retirement                                                             Monthly
AON Consulting                                                                  Monthly
Arnerich Massena & Associates, Inc.                     Monthly                 Monthly
Asset Performance Partners                                                      Monthly
Asset Strategies Portfolio Services, Inc.                                       Monthly
AXA Financial Services                                                          Monthly
Bank of America Corporation                                                     Monthly
Bank of New York                                                                Monthly
Bank of Oklahoma                                                                Monthly
Bank One                                                                        Monthly
B.C. Ziegler                                                                    Monthly
Becker, Burke Associates                                Monthly                 Monthly
Bell GlobeMedia Publishing Co.                          Monthly
Bellwether Consulting                                                           Monthly
Berthel Schutter                                        Monthly                 Monthly
BilkeyKatz Investment Consultants                       Monthly
Brown Brothers Harriman                                                         Monthly
Buck Consultants, Inc.                                                          Monthly
Callan Associates Inc.                                  Monthly                 Monthly
Cambridge Associates LLC                                                        Monthly
Cambridge Financial Services                                                    Monthly
Ceridian                                                                        Monthly
Charles Schwab & Co                                                             Monthly

                                                                        PORTFOLIO COMMENTARIES,
                                                                       FACT SHEETS, PERFORMANCE
                                                  PORTFOLIO HOLDINGS    ATTRIBUTION INFORMATION
                                                      (ITEM #1)*              (ITEM #2)*
                                                  ------------------   ------------------------
Chicago Trust Company                                                           Monthly
CIBC Oppenheimer                                                                Monthly
CitiStreet Retirement Services                                                  Monthly
Clark Consulting                                                                Monthly
Columbia Funds                                                                  Monthly
Columbia Management Group                                                       Monthly
Columbia Trust Company                                                          Monthly
Concord Advisory Group Ltd.                             Monthly                 Monthly
Consulting Services Group, LP                                                   Monthly
Copic Financial                                                                 Monthly
CPI Qualified Plan Consultants                                                  Monthly
CRA RogersCasey                                         Monthly                 Monthly
Curcio Webb                                             Monthly                 Monthly
D.A. Davidson                                                                   Monthly
Dahab Assoc.                                                                    Monthly
Daily Access                                                                    Monthly
Defined Contribution Advisors, Inc.                                             Monthly
Delaware Investment Advisors                                                    Monthly
Deloitte & Touche LLP                                Semi-Annually
DeMarche Associates, Inc.                                                       Monthly
DiMeo Schneider & Associates                                                    Monthly
Disabato Associates, Inc.                                                       Monthly
Diversified Investment Advisors, Inc.                                           Monthly
Dover Consulting                                                                Monthly
EAI                                                                             Monthly
Edward Jones                                                                    Monthly
Ennis, Knupp & Associates                                                       Monthly
Federated Investors                                                             Monthly
Fidelity Investment                                                             Monthly
Fidelity Investments                                                            Monthly
Fifth Third Bank                                                                Monthly
First Mercantile Trust Co.                                                      Monthly
FleetBoston Financial Corp.                                                     Monthly
Franklin Templeton                                                              Monthly
Freedom One Investment Advisors                                                 Monthly
Frost Bank                                                                      Monthly
Fuji Investment Management Co., Ltd.                                            Monthly
Fund Evaluation Group, Inc.                                                     Monthly
Goldman Sachs                                                                   Monthly
Great West Life and Annuity Insurance Company                                   Monthly
Greenwich Associates                                                            Monthly
Guardian Life Insurance                                                         Monthly
Hartford Life Insurance Company                                                 Monthly

                                                                        PORTFOLIO COMMENTARIES,
                                                                       FACT SHEETS, PERFORMANCE
                                                  PORTFOLIO HOLDINGS    ATTRIBUTION INFORMATION
                                                      (ITEM #1)*              (ITEM #2)*
                                                  ------------------   ------------------------
Hartland & Co.                                                                  Monthly
Hewitt Financial Services, LLC                                                  Monthly
Hewitt Investment Group                                                         Monthly
Highland Consulting Associates, Inc.                                            Monthly
Holbien Associates, Inc.                                                        Monthly
Horace Mann Life Insurance Company                                              Monthly
HSBC                                                                            Monthly
ICMA Retirement Corp.                                                           Monthly
ING                                                                             Monthly
Institutional Shareholder Services, Inc.                Monthly                 Monthly
Intuit                                                                          Monthly
INVESCO Retirement Services                                                     Monthly
Invesmart                                                                       Monthly
Investment Consulting Services, LLC                                             Monthly
Invivia                                                                         Monthly
Irish Life Inter. Managers                              Monthly
Iron Capital Advisors                                                           Monthly
Janney Montgomery Scott LLC                                                     Monthly
Jefferson National Life Insurance Company                                       Monthly
Jeffrey Slocum & Associates, Inc.                       Monthly                 Monthly
JP Morgan Consulting                                                            Monthly
JP Morgan Fleming Asset Management                                              Monthly
JP Morgan Investment Management                                                 Monthly
Kmotion, Inc.                                           Monthly
LCG Associates, Inc.                                                            Monthly
Legacy Strategic Asset Mgmt. Co.                                                Monthly
Legg Mason                                                                      Monthly
Lincoln Financial                                                               Monthly
LPL Financial Services                                                          Monthly
Manulife Financial                                                              Monthly
Marco Consulting Group                                                          Monthly
Marquette Associates, Inc.                                                      Monthly
MassMutual Financial Group                                                      Monthly
McDonald                                                                        Monthly
Meketa Investment Group                                                         Monthly
Mellon Human Resources & Investor Solutions                                     Monthly
Mercer HR Services                                                              Monthly
Mercer Investment Consulting                                                    Monthly
Merrill Corporation                                     Monthly                 Monthly
Merrill Lynch                                                                   Monthly
Merrill Lynch, Pierce, Fenner & Smith, Inc.             Monthly
MetLife                                                                         Monthly
MetLife Investors                                                               Monthly

                                                                        PORTFOLIO COMMENTARIES,
                                                                       FACT SHEETS, PERFORMANCE
                                                  PORTFOLIO HOLDINGS    ATTRIBUTION INFORMATION
                                                      (ITEM #1)*              (ITEM #2)*
                                                  ------------------   ------------------------
MFS Retirement Services, Inc.                                                   Monthly
MFS/Sun Life Financial Distributors, Inc.                                       Monthly
Midland National Life                                                           Monthly
M & I Investment Management Company Corporation                                 Monthly
Milliman & Robertson Inc.                                                       Monthly
Minnesota Life Insurance Company                                                Monthly
ML Benefits & Investment Solutions                                              Monthly
Monroe Vos Consulting Group, Inc.                                               Monthly
Morgan Keegan                                                                   Monthly
Morgan Stanley Dean Witter                                                      Monthly
MorganStanley                                                                   Monthly
Morningstar Associates, Inc.                                                    Monthly
National City Bank                                                              Monthly
Nationwide Financial                                                            Monthly
NCCI Holdings, Inc.                                                             Monthly
New England Pension Consultants                                                 Monthly
The Newport Group                                                               Monthly
New York Life Investment Management                                             Monthly
Nordstrom Pension Consulting                                                    Monthly
NY Life Insurance Company                                                       Monthly
Oxford Associates                                                               Monthly
Palmer & Cay Investment Services                                                Monthly
Paul L. Nelson & Associates                                                     Monthly
Pension Consultants, Inc.                                                       Monthly
PFE Group                                                                       Monthly
PFM Group                                                                       Monthly
PFPC, Inc.                                                                      Monthly
Phoenix Life Insurance Company                                                  Monthly
Pierce Park Group                                                               Monthly
Piper Jaffray/ USBancorp                                                        Monthly
Planco                                                  Monthly
PNC Advisors                                                                    Monthly
Portfolio Evaluations, Inc.                                                     Monthly
Prime, Buchholz & Associates, Inc.                                              Monthly
Princeton Retirement                                                            Monthly
Principal Financial                                                             Monthly
Protective Life Corporation                                                     Monthly
Prudential Financial                                                            Monthly
Prudential Investments                                                          Monthly
Prudential Securities, Inc.                                                     Monthly
Putnam Fiduciary Trust Company (Mercer HR)              Monthly
Putnam Investments                                                              Monthly
Quant Consulting                                                                Monthly

                                                                        PORTFOLIO COMMENTARIES,
                                                                       FACT SHEETS, PERFORMANCE
                                                  PORTFOLIO HOLDINGS    ATTRIBUTION INFORMATION
                                                      (ITEM #1)*              (ITEM #2)*
                                                  ------------------   ------------------------
Reuters, Ltd.                                           Monthly                 Monthly
R.V. Kuhns & Associates, Inc.                                                   Monthly
Raymond James Financial                                                         Monthly
RBC Dain Rauscher                                                               Monthly
Rocaton Investment Advisors, LLC                        Monthly                 Monthly
Ron Blue & Co.                                                                  Monthly
Roszel Advisors, LLC                                                            Monthly
Russell Investment Group                                                        Monthly
Scudder Investments                                                             Monthly
Segal Advisors                                                                  Monthly
SEI Investment                                                                  Monthly
SG Constellation LLC                                    Monthly                 Monthly
Shields Associates                                                              Monthly
Smith Barney                                                                    Monthly
Spagnola-Cosack, Inc.                                                           Monthly
Standard & Poor's                                                               Monthly
Stanton Group                                                                   Monthly
State Street Bank & Trust Co.                           Monthly                 Monthly
Stearne, Agee & Leach                                                           Monthly
Stephen's, Inc.                                                                 Monthly
Stifel Nicolaus                                                                 Monthly
Strategic Advisers, Inc.                                Monthly
Strategic Investment Solutions                                                  Monthly
Stratford Advisory Group, Inc.                                                  Monthly
Summit Strategies Group                                                         Monthly
Sun Life Financial Distributors, Inc.                                           Monthly
T. Rowe Price Associates, Inc.                                                  Monthly
TD Asset Management                                                             Monthly
The 401k Company                                                                Monthly
The Carmack Group, Inc.                                                         Monthly
The Managers Fund                                                               Monthly
The Vanguard Group                                                              Monthly
TIAA-CREF                                                                       Monthly
Towers Perrin                                                                   Monthly
Transamerica Retirement Services                                                Monthly
Travelers Life & Annuity Company                                                Monthly
UBS- Prime Consulting Group                                                     Monthly
UMB                                                                             Monthly
Union Bank of California                                                        Monthly
US Bank                                                                         Monthly
USI Retirement                                                                  Monthly
Valic                                                                           Monthly
Vanguard                                                                        Monthly
Victory Capital Management                                                      Monthly

                                                                        PORTFOLIO COMMENTARIES,
                                                                       FACT SHEETS, PERFORMANCE
                                                  PORTFOLIO HOLDINGS    ATTRIBUTION INFORMATION
                                                      (ITEM #1)*              (ITEM #2)*
                                                  ------------------   ------------------------
Vestek Systems, Inc.                                    Monthly
Wachovia Bank                                                                   Monthly
Watson Wyatt Worldwide                                  Monthly                 Monthly
Welch Hornsby                                                                   Monthly
Wells Fargo                                                                     Monthly
William M. Mercer Consulting Inc.                                               Monthly
Wilshire Associates Incorporated                                                Monthly
Wurts & Associates                                      Monthly                 Monthly
Wyatt Investment Consulting, Inc.                                               Monthly
Yanni Partners                                                                  Monthly


----------


* This information is or may be provided within 15 days after the end of the period indicated below, unless otherwise noted. Many of the recipients actually receive the information on a quarterly basis, rather than on a monthly basis as noted in the chart.

                                   APPENDIX B


                                                                NOVEMBER 8, 2005


                             LORD, ABBETT & CO. LLC

                      PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION


     Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett's Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Director of Equity Investments, the Firm's Managing Member and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team's portfolio is voted in a timely manner in accordance with those policies. In each case where an investment team declines to follow a recommendation of a company's management, a detailed explanation of the reason(s) for the decision is entered into the proxy voting system. Lord Abbett has retained Institutional Shareholder Services ("ISS") to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.


     The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds' Proxy Committee Charter provides that the Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

     Lord Abbett is a privately-held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett's proxy voting process would be limited. Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds' Proxy Committees and seek voting instructions from those Committees in accordance with the procedures described below under "Specific Procedures for Potential Conflict Situations". If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow a recommendation of ISS. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow the recommendation of ISS.

SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

SITUATION 1. Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.

     Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a "Fund Director Company"). If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided not to follow the proxy voting recommendation of ISS, then Lord Abbett shall bring that issue to the Fund's Proxy Committee for instructions on how to vote that proxy issue.

     The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund's Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

SITUATION 2. Lord Abbett has a Significant Business Relationship with a Company.

     Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) that have a significant business relationship with Lord Abbett (a "Relationship Firm"). A "significant business relationship" for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds' total shares for the last 12 months;
(b) a firm which is a sponsor firm with respect to Lord Abbett's Private Advisory Services business; (c) an institutional client which has an investment management agreement with Lord Abbett; (d) an institutional investor having at least $5 million in Class Y shares of the Lord Abbett Funds; and (e) a large plan 401(k) client with at least $5 million under management with Lord Abbett.

     For each proxy issue involving a Relationship Firm, Lord Abbett shall notify the Fund's Proxy Committee and shall seek voting instructions from the Fund's Proxy Committee only in those situations where Lord Abbett has proposed not to follow the recommendations of ISS.

                       SUMMARY OF PROXY VOTING GUIDELINES

     Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.


ELECTION OF DIRECTORS


     Lord Abbett will generally vote in accordance with management's recommendations on the election of directors. However, votes on director nominees are made on a case-by- case basis. Factors that are considered include current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors' investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.

     There are some actions by directors that may result in votes being withheld.

     These actions include:

     1) Attending less than 75% of board and committee meetings without a valid excuse.

     2) Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.

     3) Failing to act on takeover offers where a majority of shareholders tendered their shares.

     4) Serving as inside directors and sit on an audit, compensation, stock option or nomination committee.

     5)   Failing to replace management as appropriate.

     We will generally approve proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. The basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Although shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, a classified board tips the balance of power too much toward incumbent management at the price of potentially ignoring shareholder interests.


INCENTIVE COMPENSATION PLANS


     We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case by case basis. We use ISS for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

     1) The stock's volatility, to ensure the stock price will not be back in the money over the near term.

     2)   Management's rationale for why the repricing is necessary.

     3) The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.

     4) Other factors, such as the number of participants, term of option, and the value for value exchange.

     In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies' compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

SHAREHOLDER RIGHTS

Cumulative Voting

     We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

Confidential Voting

     There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

     On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

Supermajority Voting

     Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

TAKEOVER ISSUES


     Votes on mergers and acquisitions must be considered on a case by case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more than 10% of the company's voting stock. Restructuring proposals will also be evaluated on a case by case basis following the same guidelines as those used for mergers.


     Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

1) Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

2) Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

3) Shareholder Rights Plans (so-called "Poison Pills"), usually "blank check" preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case by case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

4) "Chewable Pill" provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally "Chewable Pill" provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

     - Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.

     -    No dead-hand or no-hand pills.

     - Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.

     - Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

SOCIAL ISSUES

     It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

                      LORD ABBETT MID-CAP VALUE FUND, INC.

                                     PART C

                                OTHER INFORMATION

Item 23. Exhibits

     (a)  Articles of Incorporation.

          (i) Articles of Restatement and Articles Supplementary dated April, 1998. Incorporated by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement on Form N-1A filed on April 30, 1998.

          (ii) Articles Supplementary dated April 29, 1999. Incorporated by reference to Post-Effective Amendment No. 26 to the Registrant's Registration Statement on Form N-1A filed on April 28, 2003.

          (iii) Articles Supplementary dated June 28, 2001. Incorporated by reference to Post-Effective Amendment No. 26 to the Registrant's Registration Statement on Form N-1A filed on April 28, 2003.

          (iv) Articles Supplementary dated August 14, 2003. Incorporated by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A filed on April 27, 2004.

          (v) Articles Supplementary dated March 10, 2005. Incorporated by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement on Form N-1A filed on April 28, 2005.

          (b)  By-Laws. Amended and Restated as of April 20, 2004. Incorporated
                        by reference to Post-Effective Amendment No. 28 the Registrant's Registration Statement on Form N-1A filed on February 25, 2005.

     (c)  Instruments Defining Rights of Security Holders. Not applicable.

     (d) Investment Advisory Contracts. Incorporated by reference to Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A filed on April 28, 1995.

     (e) Underwriting Contracts. Distribution Agreement, incorporated by reference to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A filed on April 26, 2001.

     (f) Bonus or Profit Sharing Contracts. Equity Based Plans for Non-Interested Person Directors and Trustees of Lord Abbett Funds, incorporated by reference to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A filed on April 26, 2001.

     (g) Custodian Agreement with all amendments. Incorporated by reference to Post-Effective Amendment No. 28 the Registrant's Registration Statement on Form N-1A filed on February 25, 2005.

     (h)  Other Material Contracts.

          (i) Transfer Agent Agreement with all amendments. Incorporated by reference to Post-Effective Amendment No. 28 the Registrant's Registration Statement on Form N-1A filed on February 25, 2005.

          (ii) Administrative Services Agreement. Incorporated by reference to Post-Effective Amendment No. 26 to the Registrant's Registration Statement on Form N-1A filed on April 28, 2003.

          (iii) ADMINISTRATIVE SERVICE AGREEMENT DATED NOVEMBER 23, 2005 WITH AMENDMENT #1-8. FILED HEREIN.

     (I) LEGAL OPINION. OPINION OF WILMER CUTLER PICKERING HALE & DORR LLP. FILED HEREIN.

     (K)  OTHER OPINION. CONSENT OF DELOITTE & TOUCHE LLP. FILED HEREIN.

     (l) Omitted Financial Statements. Incorporated by reference to Registrant's 2005 Annual Report filed on March 10, 2006.

     (i)  Initial Capital Agreements. Not applicable.

     (j) Rule 12b-1 Plan. Class P Plan is incorporated by reference to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A filed on April 26, 2001. Class A, B, and C Plans are incorporated by reference to Post Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A filed on April 30, 1997.

     (n) Rule 18f-3 Plan. Incorporated by reference to Post-Effective Amendment No. 28 the Registrant's Registration Statement on Form N-1A filed on February 25, 2005.

     (o)  Reserved.

     (P)  CODE OF ETHICS. FILED HEREIN.

Item 24. Persons Controlled by or Under Common Control with the Fund

     None.

Item 25. Indemnification

          The Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporations and Associations Article of the Annotated Code of the State of Maryland controlling the indemnification of directors and officers.

          The general effect of these statutes is to protect officers, directors and employees of the Registrant against legal liability and expenses incurred by reason of their positions with the Registrant. The statutes provide for indemnification for liability for proceedings not brought on behalf of the corporation and for those brought on behalf of the corporation, and in each case place conditions under which indemnification will be permitted, including requirements that the officer, director or employee acted in good faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted. The By-laws of the Registrant, without limiting the authority of the Registrant to indemnify any of its officers, employees or agents to the extent consistent with applicable law, make the indemnification of its directors mandatory subject only to the conditions and limitations imposed by the above- mentioned Section 2-418 of Maryland law and by the provisions of Section 17(h) of the Investment Company Act of 1940 as interpreted and required to be implemented by SEC Release No. IC-11330 of September 4, 1980.

          In referring in its By-laws to, and making indemnification of directors subject to the conditions and limitations of, both Section 2-418 of the Maryland law and Section 17(h) of the Investment Company Act of 1940, the Registrant intends that conditions and limitations on the extent of the indemnification of directors imposed by the provisions of either Section 2-418 or Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of said Section 17(h) if the condition or limitation imposed by Section 17(h) is the more stringent. In referring in its By-laws to SEC Release No. IC-11330 as the source for interpretation and implementation of said Section 17(h), the Registrant understands that it would be required under its By-laws to use reasonable and fair means in determining whether indemnification of a director should be made and undertakes to use either (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable to the Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or
          (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither "interested persons" (as defined in the 1940 Act) of the Registrant nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Also, the Registrant will make advances of attorneys' fees or other expenses incurred by a director in his defense only if (in addition to his undertaking to repay the advance if he is not ultimately entitled to indemnification) (1) the indemnitee provides a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the non-interested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          In addition, the Registrant maintains a directors' and officers' errors and omissions liability insurance policy protecting directors and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as directors or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 26.

(a)  Adviser - Lord, Abbett & Co. LLC

Lord, Abbett & Co. LLC is the investment adviser of the Registrant and provides investment management services to the Lord Abbett Family of Funds and to various pension plans, institutions and individuals. Lord Abbett Distributor LLC, a limited liability company, serves as its distributor and principal underwriter.

(b)  Partners

The following are partners of Lord, Abbett & Co. LLC. Joan A. Binstock, Michael Brooks, Zane E. Brown, Patrick Browne, John J. DiChiaro, Sholom Dinsky, Lesley-Jane Dixon, Robert Dow, Milton Ezrati, Kevin P. Ferguson, Robert P. Fetch, Daria L. Foster, Daniel H. Frascarelli, Robert I. Gerber, Michael S. Goldstein, Michael A. Grant, Howard E. Hansen, Gerard Heffernan, Charles Hofer,
W. Thomas Hudson, Cinda Hughes, Ellen G. Itskovitz, Larry H. Kaplan, Jerald Lanzotti, Richard Larsen, Robert A. Lee, Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Charles Massare, Jr., Paul McNamara, Robert G. Morris, Robert J. Noelke, A. Edward Oberhaus III, F. Thomas O'Halloran, R. Mark Pennington, Walter Prahl, Michael Radziemski, Eli M. Salzmann, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Richard Smola, Jarrod Sohosky, Diane Tornejal, Christopher J. Towle, Edward von der Linde and Marion Zapolin.

The principal business address of each of these persons is c/o the Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, NJ 07302-3973.

None of the partners is or has been engaged in any other business, profession, vocation or employment of a substantial nature within the last two fiscal years for his/her own account or in the capacity of director, officer employee, partner or trustee.

Item 27. Principal Underwriters

     (a) Lord Abbett Distributor LLC serves as principal underwriter for the Registrant. Lord Abbett Distributor LLC also serves as principal underwriter for the following registered open-end investment companies sponsored by Lord, Abbett & Co. LLC:

          Lord Abbett Affiliated Fund, Inc.
          Lord Abbett Blend Trust
          Lord Abbett Bond-Debenture Fund, Inc.
          Lord Abbett Developing Growth Fund, Inc.
          Lord Abbett Global Fund, Inc.
          Lord Abbett Investment Trust
          Lord Abbett Large-Cap Growth Fund
          Lord Abbett Research Fund, Inc.
          Lord Abbett Securities Trust
          Lord Abbett Series Fund, Inc.
          Lord Abbett Municipal Income Fund, Inc.
          Lord Abbett Municipal Income Trust
          Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.

     (b) Lord Abbett Distributor LLC is a wholly-owned subsidiary of Lord, Abbett & Co. LLC. The principal officers of Lord Abbett Distributor LLC are:

Name and Principal   Positions and/or Offices with      Positions and Offices
Business Address *    Lord Abbett Distributor LLC          with Registrant
------------------   -----------------------------      ---------------------
Robert S. Dow           Chief Executive Officer      Chairman and President
Lawrence H. Kaplan      General Counsel              Vice President & Secretary
Marion Zapolin          Chief Financial Officer      Not Applicable
John K. Forst           Deputy General Counsel       Vice President & Assistant
                                                        Secretary
James W. Bernaiche      Chief Compliance Officer     Chief Compliance Officer

*    Each Officer has a principal business address of:

     90 Hudson Street, Jersey City, New Jersey 07302

     (c)  Not applicable.

Item 28. Location of Accounts and Records

          Registrant maintains the records, required by Rules 31a - 1(a) and
          (b), and 31a - 2(a) at its main office.

          Lord, Abbett & Co. LLC maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

          Certain records such as cancelled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 29. Management Services

          None

Item 30. Undertakings

          The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

          The Registrant undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act, the Fund certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Jersey City, and State of New Jersey on the 28th day of April, 2006.

                                        LORD ABBETT MID-CAP VALUE FUND, INC.


                                        BY: /s/ Christina T, Simmons
                                            ------------------------------------
                                            Christina T. Simmons
                                            Vice President and
                                            Assistant Secretary


                                        BY: /s/ Joan A. Binstock
                                            ------------------------------------
                                            Joan A. Binstock
                                            Chief Financial Officer and
                                            Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                              Title                 Date
----------                              -----                 ----


/s/ Robert S. Dow *                     Chairman, President   April 28, 2006
-------------------------------------   and Director
Robert S. Dow


/s/ E. Thayer Bigelow *                 Director              April 28, 2006
-------------------------------------
E. Thayer Bigelow


/s/ William H. T. Bush*                 Director              April 28, 2006
-------------------------------------
William H. T. Bush


/s/ Robert B. Calhoun, Jr.*             Director              April 28, 2006
-------------------------------------
Robert B. Calhoun, Jr.


/s/ Julie A. Hill*                      Director              April 28, 2006
-------------------------------------
Julie A. Hill


/s/ Franklin W. Hobbs*                  Director              April 28, 2006
-------------------------------------
Franklin W. Hobbs


/s/ Thomas J. Neff*                     Director              April 28, 2006
-------------------------------------
Thomas J. Neff


/s/ James L.L. Tullis*                  Director              April 28, 2006
-------------------------------------
James L.L. Tullis


*By /s/ Christina T. Simmons
    ---------------------------------
    Christina T. Simmons
    Attorney - in - Fact

                                POWER OF ATTORNEY

     Each person whose signature appears below on this Registration Statement hereby constitutes and appoints Lawrence H. Kaplan, John Forst and Christina T. Simmons, each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement of each Fund enumerated on Exhibit A hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                              Title                  Date
----------                              -----                  ----


/s/ Robert S. Dow                       Chairman, President    April 19, 2006
-------------------------------------   and Director/Trustee
Robert S. Dow


/s/ E. Thayer Bigelow                   Director/Trustee       April 19, 2006
-------------------------------------
E. Thayer Bigelow


/s/ William H.T. Bush                   Director/Trustee       April 19, 2006
-------------------------------------
William H. T. Bush


/s/ Robert B. Calhoun, Jr.              Director/Trustee       April 19, 2006
-------------------------------------
Robert B. Calhoun, Jr.


/s/ Julie A. Hill                       Director/Trustee       April 19, 2006
-------------------------------------
Julie A. Hill


/s/ Franklin W. Hobbs                   Director/Trustee       April 19, 2006
-------------------------------------
Franklin W. Hobbs


/s/ Thomas J. Neff                      Director/Trustee       April 19, 2006
-------------------------------------
Thomas J. Neff


/s/ James L.L. Tullis                   Director/Trustee       April 19, 2006
-------------------------------------
James L.L. Tullis

                                    EXHIBIT A

                        Lord Abbett Affiliated Fund, Inc.

                             Lord Abbett Blend Trust

                      Lord Abbett Bond-Debenture Fund, Inc.

                    Lord Abbett Developing Growth Fund, Inc.

                          Lord Abbett Global Fund, Inc.

                          Lord Abbett Investment Trust

                        Lord Abbett Large-Cap Growth Fund

                      Lord Abbett Mid-Cap Value Fund, Inc.

                         Lord Abbett Research Fund, Inc.

                          Lord Abbett Securities Trust

                          Lord Abbett Series Fund, Inc.

                     Lord Abbett Municipal Income Fund, Inc.

                       Lord Abbett Municipal Income Trust

  Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market
                                   Fund, Inc.